UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Income Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

June 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Core Plus Bond Fund (formerly Nuveen Core Bond Fund)	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	NTIBX	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	NSSRX	FLTIX
Nuveen Strategic Income Fund (formerly Nuveen Total Return Bond Fund)	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. In this report, the various portfolio management teams for the Funds examine economic and market conditions, key investment strategies and the Funds’ performance during the twelve months ending June 30, 2012. These management teams include:

Nuveen Core Plus Bond Fund (formerly Nuveen Core Bond Fund)

Effective May 14, 2012, the Nuveen Core Bond Fund’s name changed to the Nuveen Core Plus Bond Fund. There were no changes to the Fund’s management team, investment objectives or policies. Chris Neuharth, CFA, who has 31 years of investment experience, has managed the Fund since 2006. Timothy Palmer, CFA, with 26 years of investment experience, Wan-Chong Kung, CFA, with 28 years of financial experience, and Jeffrey Ebert, with 21 years of financial experience, have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen High Income Bond Fund

John Fruit, CFA, who has 24 years of investment experience, has managed the Fund since 2006. Jeffrey Schmitz, CFA, with 25 years of investment experience, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004. Chad Kemper, who has 13 years of investment experience, joined the Fund as a co-portfolio manager in October 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris Neuharth, CFA, and Jason O’Brien, CFA, who has 19 years of investment experience, have been on the Fund’s management team since 2009.

Nuveen Intermediate Term Bond Fund

Effective May 14, 2012, the Fund’s benchmark was changed to the Barclays Aggregate Bond Index to more closely reflect its investment universe. At the same time, Chris Neuharth, CFA, joined the Fund as a co-portfolio manager. Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey Ebert since 2000.

Nuveen Investments	5

Nuveen Short Term Bond Fund

Chris Neuharth, CFA, has been a co-portfolio manager of the Fund since 2004. Peter Agrimson, CFA, who has seven years of investment experience, joined the Fund as a co-portfolio manager on January 1, 2011.

Nuveen Strategic Income Fund (formerly Nuveen Total Return Bond Fund)

Effective May 14, 2012, the Nuveen Total Return Bond Fund’s name changed to the Nuveen Strategic Income Fund. In addition, the Fund’s investment objective and investment policies also changed; however, its management team remained the same. Please refer to the Fund’s prospectus for additional information regarding these changes. Timothy Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey Ebert has been on the management team since 2000. Marie Newcome, CFA, who has 20 years of investment experience, joined the Fund as a co-portfolio manager in 2011.

What factors affected the U.S. economic and fixed-income market environments during the twelve-month reporting period ended June 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.7% year-over-year as of June 2012, the same figure as May 2012, which was the lowest twelve-month rate of change since February 2011. Core CPI (which excludes food and energy) increased 2.2% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.3% figure reported in the previous three months. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.2% in June 2012. While this figure was down from 9.1% one year ago, it was still a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended May 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s

6	Nuveen Investments

(S&P)/Case-Shiller Index of 20 major metropolitan areas lost 0.7%. Housing prices remained at the lowest levels since spring 2003, down more than one-third from their summer 2006 peak.

Throughout the fiscal year period, fixed-income markets were buffeted by concerns about the tepid U.S. economic recovery combined with the ballooning U.S. federal deficit, the seemingly unending European debt crisis and a broader slowdown in global growth, especially emerging markets. These macro events caused the financial markets to fluctuate between embracing risk and shunning risk several times during the period. In late summer of 2011, the markets experienced a massive flight to quality, leading U.S. Treasuries to outperform all risk assets, particularly equities, high yield and investment-grade corporate bonds. However, late fall brought about a renewed appetite for risk as the European crisis appeared to be on the mend and U.S. economic indicators strengthened. Risk premiums on non-government bonds contracted and asset classes such as high-yield corporates, emerging market debt and commercial mortgage-backed securities (CMBS) substantially outperformed Treasuries. In the final months of the reporting period, however, the situation reversed once again as a broad slowdown in global growth together with renewed political discord and sovereign funding pressures in Europe cast a malaise over the markets. Not surprisingly, risk premiums on non-government bonds widened once again as U.S. Treasuries renewed their safe haven status, outperforming other riskier asset classes.

When all was said and done, longer maturity Treasuries and Treasury Inflation-Protected Securities (TIPS) ended the one-year period as the top-performing asset classes in the taxable fixed-income market. While short Treasury rates remained at historically low levels throughout the fiscal year, dipping even lower midway through the period, intermediate and longer term Treasuries saw their rates fall fairly steadily throughout the period. For example, yields on five-year Treasuries dropped from 1.80% at the beginning of July 2011 to 0.72% as of June 30, 2012, while 30-year Treasuries started at 4.40% and ended at 2.69%. The prices of these securities move in the opposite direction of interest rates. Meanwhile, investment-grade corporates also turned in relatively strong results over the one-year period, outperforming other non-government bonds such as high-yield corporates, CMBS, mortgage-backed securities (MBS) and asset-backed securities, with a 9.54% return as measured by Barclays Corporate Investment Grade Index.

How did the Funds perform during the twelve-month period ended June 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and/or since inception periods ending June 30, 2012. Each Fund’s Class A Share total returns are compared with the performance of the appropriate Barclays Index and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the

Nuveen Investments	7

individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Going into the reporting period, we were generally comfortable with each Fund’s positioning and saw little need to make large-scale shifts to weightings. However, in the case of the Nuveen Intermediate Term Bond Fund, its benchmark was changed from the Barclays Intermediate Government/Credit Bond Index to the Barclays Aggregate Bond Index effective May 14, 2012. As a result, that Fund’s management team made several more significant changes to its composition which are discussed later in this report. In addition, all of the Funds invested in various derivative instruments during this reporting period, which are discussed in more detail later in this report.

Nuveen Core Plus Bond Fund (formerly Nuveen Core Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average for the twelve-month period. The fixed income investing climate experienced dramatic shifts between “risk-off” and “risk-on” modes during the Fund’s fiscal year as macro events buffeted the markets. The Fund’s fiscal year began with a massive flight to quality late in the summer of 2011, as the markets reacted negatively to the European debt crisis, the seemingly endless U.S. debt ceiling debate and a global growth slowdown. U.S. Treasuries outperformed all other fixed income asset classes, particularly high yield and investment-grade corporate bonds during the first several months of the reporting period. The tide turned in late fall 2011 as markets embraced risk once again, emboldened by perceived stabilization in Europe and improving economic indicators. Fixed income risk premiums contracted as higher beta asset classes, such as high yield corporate bonds, emerging market (EM) debt and commercial mortgage-backed securities (CMBS), outpaced Treasuries by significant margins. The situation, however, was somewhat short lived as risk aversion resurfaced again in the final months of the reporting period due to slowdowns in U.S. and global growth combined with renewed political discord and sovereign funding pressures in Europe. Once again U.S. Treasuries were viewed as a safe haven with long-term rates falling significantly as investor demand for both duration and riskless assets seemed insatiable. Risk premiums on non-government bonds expanded, causing Treasuries to outperform spread sectors such as high yield corporate bonds and CMBS.

The Fund’s underperformance versus the benchmark and peers was mainly the result of our sector positioning. Specifically, we positioned the Fund with a broad-based underweight to Treasuries to reflect our strategic view that the long-term risk/reward profile of this sector was extremely overvalued and that investment-grade spread sectors offered more compelling value. Given the macro stresses, this view was not productive as U.S. Treasuries were the top-performing asset class over the one-year period. At the same time, the Fund had significant allocations to investment-grade credit as well as the non-government securitized sectors, including CMBS, mortgage-backed securities (MBS) and asset-backed securities (ABS). In the case of investment-grade credit, the segment overall turned in comparable results to Treasuries over the one-year period; however, our

8	Nuveen Investments

portfolio had nearly twice as much exposure to financials versus that of the index. This overweight proved detrimental given the weaker performance of the financial sub-sector of the corporate market overall during the fiscal period. The Fund’s allocations in non-government securitized sectors also hindered performance as CMBS, MBS and ABS all posted lower returns than Treasuries during the fiscal year. Our interest rate strategy was tactical in nature and centered on trading market dislocations around a generally neutral stance. Several moves aimed at adjusting the Fund’s sensitivity to interest rate changes added marginally to investment performance, including our tactical move to lengthen duration after the rates market sold off significantly in March 2012, and our overweight to longer dated securities as rates fell late in the period.

While our investment themes remained largely intact, we did slightly moderate the active risk profile of the Fund toward the end of the reporting period out of respect for deteriorating macro fundamentals and heightened uncertainty. We reduced the Fund’s weightings to CMBS, ABS, investment-grade credit and high yield credit, while adding modestly to its Treasury and agency MBS positions as an offset. However, the Fund’s investment-grade corporate exposure still ended the fiscal year quite a bit higher than it was at the beginning. Earlier in the period, we had taken advantage of market volatility and new issue concessions to add a diversified array of corporate product at what we believed were extremely attractive levels on a long-term basis.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month period. Much of the Fund’s underperformance during the fiscal year took place during the extreme “risk-off,” high volatility environment in late summer of 2011. During this dramatic flight to quality, our Fund suffered disproportionately due to its above average weighting in CCC rated securities, emerging market (EM) debt, non-rated securities and its corresponding underweight to securities in the BB sector. We made up much, but not all, of the performance shortfall in the “risk-on” months during the middle of the fiscal year as risk appetites improved and better liquidity returned to the markets. This helped the prices of some of our less liquid securities bounce back, as many of these were the same to sell off during the previous summer. We refer to much of this price fluctuation as “mark-to-market” risk because the underlying fundamentals were substantially unchanged, but the pricing of the securities became much more haphazard during bouts of illiquidity.

Overall credit fundamentals within the high yield asset class remained fairly strong; however, the default rate did inch up during the period as measured by Moody’s trailing 12-month global speculative grade corporate default rate, which rose to 2.7% by June 2012 after falling below the 2% level at the end of 2011. Credit impairment within the Fund was well contained, with two notable exceptions: domestic coal producer Patriot Coal and European oil refiner PetroPlus Holdings. While credit conditions remained generally favorable, both of these securities demonstrated how tightening lending standards can lead to bankruptcy risk. This is especially true in Europe where commercial banks are under even more pressure to protect precious capital and have become more conservative in extending credit.

Nuveen Investments	9

In terms of sectors, the Fund’s overweight to metals/mining and energy caused some underperformance during the second half of the fiscal year. Both of these sectors are cyclical in nature; therefore, they were hurt by slowing worldwide economic indicators, especially in the United States and China, which contributed to lower commodity prices. However, this shortfall was partially offset by the Fund’s overweight in the housing and automotive industries, which were net positive contributors over the course of the fiscal year. The auto industry benefited from lower overall breakeven production levels and improving credit protection measures. Meanwhile, the housing market began to show signs of stabilization on a number of fronts.

Although the Fund’s exposure to EM bonds was a slight detractor to performance during the fiscal year’s risk-averse periods, these credits fared much better during spring 2012’s weakness than they did during the erratic market in late summer of 2011. While overall credit quality and fundamentals remained strong, the growing anxiety over China’s slowing growth rate caused weakness in certain commodity and base metals credits, most notably coal and steel. Default rates within the EM universe continued to run at a rate of less than 1% during the period, and therefore have perhaps nowhere to go but to possibly tick higher.

The Fund continued to maintain an allocation to out of index holdings, which included preferred/convertible securities focused in the U.S. financial and real estate investment trust (REIT) segments. U.S. financials began to perform much better during the period’s most recent rally, benefiting from their safe haven status compared to Europe. Indeed, the broader high yield financial sector has been the top performing area of the market year-to-date in 2012. The Fund also had small allocations in other specialized, income generating assets such as closed-end funds, exchange traded funds (ETFs) and high yielding equities. In addition to adding diversification to the Fund’s portfolio, we believe these out-of-index holdings will demonstrate less interest rate sensitivity than most high yield bonds and particularly other higher quality fixed income securities in the event that interest rates begin to rise.

In light of heightened volatility and slowing worldwide economic indicators, we made slight adjustments to the Fund’s composition over the course of the performance period. We added modestly to the Fund’s weighting in the BBB rating category in order to increase the portfolio’s liquidity. We believe this shift is prudent given some of the heightened macro risks. We ended the fiscal year positioned for moderate economic growth amid robust corporate profitability and balance sheets by maintaining a modest overweight in the CCC credit segment. We believe the extra yield that CCC-rated bonds provide over B and BB-rated credits is adequate compensation for accepting the segment’s higher risks. We also believe that CCCs will continue to perform well in light of sound credit fundamentals and the reasonable probability that the U.S. economy will avoid a recession in the next six to nine months. Perhaps even more important are the underlying technicals surrounding flows and issuance in high yield, which we believe will remain constructive for the market.

Other portfolio shifts included a reduction in the Fund’s exposure to the oil services sector due to profit taking and the lower commodity price environment. However, oil services

10	Nuveen Investments

still remains an overweight in the Fund as we continue to find attractively priced issues that also carry security in the form of first liens on drilling rigs. In addition, we believe the sector should still benefit from overall strong energy prices as well as robust drilling activity. We also maintain an emphasis on home builders as we believe an uptick in housing sentiment and the policies surrounding home mortgage refinancing could help out the sector. We have lowered the Fund to a market weight position in the energy exploration and production sector due to continued low natural gas prices and the prospect for significant negative free cash flow and funding requirements for shale companies. At the same time, the Fund maintains an underweight in defensive sectors such as health care and utilities. Health care credits remain exposed to the risk of potential cuts in Medicare and Medicaid reimbursements while the utility sector is exposed to commodity risk in the form of low natural gas prices.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Treasury Inflation Protected Securities Funds Classification Average and performed in line with the Barclays U.S. TIPS Index for the twelve-month period. The annual reporting period was marked by dramatic shifts back and forth between “risk-off” and “risk-on” modes as investors reacted to a rapidly changing economic and investment backdrop. In the first several months of the fiscal year, fixed income markets experienced a massive flight to quality in reaction to the European debt crisis, slowing global growth and the U.S. debt ceiling debate. In this environment, nominal U.S. Treasuries outperformed all other fixed income asset classes, particularly high yield and investment-grade corporate bonds. Treasury inflation protected securities (TIPS) outperformed non-government securities, while falling short of nominal Treasuries due to lower inflation expectations and weaker growth. During this period, the Fund’s significant underweight to TIPS versus the index was helpful as breakeven spreads (the difference between the yields of nominal Treasuries and TIPS) tightened and TIPS underperformed nominal Treasuries. Our relative positioning along the TIPS yield curve also aided performance, especially the Fund’s underweight versus the index to securities at the short end of the maturity spectrum. The shortest maturity TIPS were the worst performing segment along the TIPS yield curve during the risk-averse period. However, the Fund’s small allocations to non-Treasury spread sectors, particularly high yield corporate bonds and commercial mortgage-backed securities (CMBS), partially offset these positives as these sectors underperformed both nominal Treasuries and TIPS.

In the middle six months of the reporting period, markets embraced risk once again, caused by perceived stabilization in Europe and improving economic indicators. Fixed income risk premiums contracted as higher beta asset classes, such as high yield corporate bonds, emerging market (EM) debt and CMBS, outpaced Treasuries by significant margins. Despite very low yields on TIPS, this segment experienced renewed investor interest, driven by relatively attractive breakeven spreads and anticipation over an improvement in seasonal Consumer Price Index (CPI) prints. Market speculation also increased regarding the prospects of another round of easing by the Federal Reserve, which could potentially increase inflation expectations. In almost a mirror image of the previous period, the Fund’s performance was enhanced by our allocation to non-U.S.

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Treasury spread sectors, which produced significant excess returns. Beneficial positions included high yield corporate securities and CMBS, the two top-performing domestic fixed income sectors. However, the Fund was negatively impacted by its relative allocations along the TIPS yield curve. Specifically, the Fund’s underweight at the front end of the TIPS curve became detrimental as the shortest maturities were the best performers along the curve.

As the final months of the reporting period drew to a close, a broad slowdown in global growth coupled with renewed political discord and sovereign funding pressures in Europe caused risk aversion to resurface. U.S. Treasury securities remained a safe haven and were well bid, with long-term rates falling significantly as investor demand for both duration and riskless assets seemed insatiable. Risk premiums on non-government bonds once again expanded, causing Treasuries to outperform spread sectors such as high yield corporate bonds and CMBS. The flight to quality benefited nominal Treasuries more than TIPS, which were negatively impacted by the downgrades in economic growth and inflation outlooks. Investor interest in TIPS waned as persistently lower energy prices led to a softening of actual and forecasted CPI prints; however, TIPS still outpaced spread sectors during the final months. As was the case in the earlier “risk-off” environment, the Fund benefited from its significant underweight to TIPS, especially the shortest maturities, while our small allocations to spread sectors were detrimental. Performance was also enhanced by our longer duration than the benchmark during this period, which alters the Fund’s sensitivity to changing interest rates, as rates dropped substantially.

While our primary investment themes remained intact during the period, we made smaller scaled shifts on an ongoing basis to help improve the Fund’s profile in response to changing growth and inflation forecasts. Later in the reporting period, we increased the Fund’s underweight to TIPS as we began to see global growth conditions deteriorate. We also reduced the Fund’s exposure to non-Treasury spread sectors, as we tried to be cautious with the Fund’s risk allocation given the negative overall environment. This included lowering the Fund’s high yield exposure. In addition, we added duration, thereby increasing the Fund’s sensitivity to interest rates in order to benefit from the strong safe haven bid to Treasuries.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the twelve-month period. As we entered the reporting period, we had positioned the Fund for a gradual economic recovery with a corresponding view that the fundamental and technical environment for non-U.S. Treasury securities would continue to support their valuations. In addition, we believed that European policymakers were making positive steps toward resolving the region’s sovereign debt crisis. However, fixed income markets experienced a massive flight to quality in August and September of 2011 sparked by the convergence of a number of negative factors, including a deterioration of progress in Europe, fears of a global growth slowdown and months of U.S. debt ceiling debate. Rates dropped and U.S. Treasuries rallied, outperforming all other non-government risk assets. The negative environment reversed midway through the period as progress was made on the European front and

12	Nuveen Investments

various economic indicators experienced modest improvement. Non-government “spread” sectors outperformed Treasuries by substantial margins from December 2011 through the first quarter of 2012. However, risk aversion reappeared in the second quarter due to slowdowns in U.S. and global growth combined with renewed political discord and sovereign funding pressures in Europe. Once again U.S. Treasuries were viewed as a safe haven, which led to another round of underperformance for non-government securities.

With the uncertain nature of the markets as a backdrop, the Fund’s sector weightings were responsible for the majority of its underperformance versus the benchmark and classification average. The Fund’s underweight to U.S. Treasuries was the main negative contributor as all of the spread sectors underperformed for the year ended June 2012 as a whole. Our Fund’s sector overweight within the commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) sectors registered lower returns than intermediate maturity Treasuries during the fiscal year.

While our primary investment themes remained intact during the period, we made smaller scaled shifts on an ongoing basis that were geared toward improving the Fund’s profile in response to changing fundamental conditions and changes in relative valuations. During the first three months of the period, we increased the Fund’s CMBS and asset-backed security (ABS) exposure during the weakness in those sectors. As performance improved in early 2012, we reduced the Fund’s exposure to CMBS and ended the period with a lower weight in that sector. We also increased the Fund’s MBS weighting on weakness in April and May of 2012. These tactical moves helped offset some of the negative performance associated with the Fund’s overweight to spread product.

We also made several tactical yield curve positioning and duration moves during the period which included the use of interest rate futures, for overall risk management and to adjust the Fund’s sensitivity to interest rates. However, for most of the fiscal year, the Fund’s duration remained modestly short of the Barclays Index. While our tactical trades proved to be slight detractors to the Fund’s performance during the Treasury rally in the first half of the fiscal year, our overweight to longer, intermediate maturity securities helped offset some of this shortfall in the second half of the period.

Nuveen Intermediate Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average for the twelve-month period. The fixed income investing climate experienced dramatic shifts between “risk-off” and “risk-on” modes during the Fund’s fiscal year as macro events buffeted the markets. The Fund’s fiscal year began with a massive flight to quality late in the summer of 2011, as the markets reacted negatively to the European debt crisis, the seemingly endless U.S. debt ceiling debate and a global growth slowdown. U.S. Treasuries outperformed all other fixed income asset classes, particularly high yield and investment-grade corporate bonds during the first several months of the reporting period. The tide turned in late fall 2011 as markets embraced risk once again, coupled with the perceived stabilization in Europe and improving economic indicators. Fixed income risk premiums contracted as higher beta asset classes, such as high yield corporate bonds, emerging market (EM) debt and commercial mortgage-backed securities (CMBS) outpaced Treasuries by significant margins. The situation,

Nuveen Investments	13

however, was somewhat short lived as risk aversion resurfaced again in the final months of the reporting period due to slowdowns in U.S. and global growth combined with renewed political discord and sovereign funding pressures in Europe. Once again U.S. Treasuries were viewed as a safe haven and were well bid, with long-term rates falling significantly as investor demand for both duration and riskless assets seemed insatiable. Risk premiums on non-government bonds expanded, causing Treasuries to outperform spread sectors such as high yield corporate bonds and CMBS.

With the uncertain nature of the markets as a backdrop, the Fund’s underperformance versus the benchmark and peers was mainly the result of our sector positioning. Specifically, we positioned the Fund with a broad-based underweight to Treasuries to reflect our strategic view that the long-term risk/reward profile of this sector was extremely overvalued and that investment-grade spread sectors offered more compelling value. Given the macro stresses, this view was not productive as U.S. Treasuries were the top performing asset class over the one-year period. At the same time, the Fund had significant allocations to investment-grade credit as well as the non-government securitized sectors, including CMBS, mortgage-backed securities (MBS) and asset-backed securities (ABS). In the case of investment-grade credit, the segment overall turned in comparable results to Treasuries over the one-year period; however, our portfolio had nearly twice as much exposure to financials versus that of the index. This overweight proved detrimental given the weaker performance of the financial sub-sector of the corporate market overall during the fiscal period. The Fund’s allocations in non-government securitized sectors also hindered performance as CMBS, MBS and ABS all posted negative excess returns versus Treasuries during the fiscal year. Our duration policy, which indicates the Fund’s sensitivity to interest rate changes, was tactical in nature and centered on trading market dislocations around a generally neutral stance. The Fund’s results did modestly benefit from our tactical move to lengthen duration after the rates market sold off significantly in March 2012.

While our investment themes remained largely intact, we changed the composition of the Fund in mid-May in response to changes to its management philosophy and benchmark. The Fund is now managed to the Barclays Aggregate Bond Index, as opposed to the Barclays Intermediate Government/Credit Bond Index, and portfolio positioning has been modified to reflect this change. The rationale for the change was to recognize that the Fund provides shareholders with investment exposure similar to the broad fixed income market, as represented by the Fund’s new benchmark. The new benchmark, by encompassing the broad fixed income market, is less concentrated than the old benchmark, and provides a more accurate representation of the portfolio by including securitized products, an asset class that represents 35% of the strategy’s investments. The most significant effects of this change were a reduction in the Fund’s exposure to investment-grade credit, an increase in allocation to the U.S. MBS sector and a modest lengthening in the portfolio’s duration. As such, the change to the benchmark represents a moderate increase in the Fund’s risk profile. In addition, recognizing that the sovereign and bank funding crises in Europe may deteriorate further, we increased the Fund’s U.S. Treasury and agency holdings, while remaining underweight versus the benchmark.

14	Nuveen Investments

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays 1-3 Year Government/Credit Bond Index and fell short of the Lipper Short Investment Grade Debt Funds Classification Average for the twelve-month period. At the beginning of the reporting period, we viewed the long-term risk/reward for both high-grade and high yield corporate bonds as quite compelling. Along with our view that the global economy would expand and U.S. Treasury rates would remain extremely low, we believed domestic bottom-up credit fundamentals were very supportive and valuations on corporate bonds were at attractive levels. Therefore, we began the Fund’s fiscal year positioned with an overweight in both investment-grade and non-investment-grade corporate bonds. We also held a marginal weighting in higher quality securities from three securitized sectors not represented in the benchmark: commercial mortgage-backed securities (CMBS), mortgage backed securities (MBS) and asset-backed securities (ABS). At the same time, the Fund was substantially underweighted in U.S. Treasury and agency securities.

Although fixed income markets moved between “risk-off” and “risk-on” modes several times during the period, the Fund was able to outperform the Barclays benchmark due its well-diversified exposure across the corporate, MBS, ABS, and CMBS segments. In particular, our weights and security selection within the ABS and CMBS sectors were significant positive contributors for the Fund. We also positioned the Fund’s duration and yield curve exposure for a flattening curve, which benefited performance over the fiscal year. However, the Fund generally had a much shorter duration than most of its peers, which hurt it modestly as rates dropped sharply in the intermediate portion of the curve during the reporting period.

While we kept our main strategic emphasis on non-government sectors in place, we did make smaller scaled shifts to the Fund’s weightings that were geared toward improving its profile in response to changing fundamental conditions and significant changes in relative valuations. Over the course of the reporting period, we added slightly to the Fund’s investment-grade corporate exposure as our fundamental view on strong bottom-up credit metrics remained largely intact. We made offsetting reductions to the Fund’s weightings in the securitized sectors, including ABS, MBS and CMBS, which held their value much better than corporate securities during the reporting period. We continued to take a cautious approach toward managing risk in the Fund’s portfolio in response to deteriorating macro fundamentals and heightened uncertainty. For example, we slightly lowered the Fund’s already very small exposure to emerging market debt and non-dollar denominated bonds, while modestly increasing its cash weighting by period end.

Nuveen Strategic Income Fund (formerly Nuveen Total Return Bond Fund)

The Fund’s Class A Shares at net asset value (NAV) fell short of the Barclays Aggregate Bond Index, but outperformed the Lipper Multi-Sector Income Funds Classification Average, for the twelve-month period. Toward the beginning of the fiscal year (late summer 2011), financial markets experienced a massive flight to quality induced by the European sovereign debt crisis, the seemingly endless U.S. debt ceiling debate and a global growth slowdown. For the first several months of the reporting period, U.S. Treasuries significantly outpaced all other fixed income asset classes, especially high yield and investment-grade bonds. The financial sector performed particularly poorly, weighed

Nuveen Investments	15

down by the stresses in Europe. However late in the fall of 2011, financial markets embraced risk once again as progress was made on the European front and economic results began to gain positive traction. Fixed income risk premiums contracted and risk assets such as high yield corporate bonds, emerging market (EM) debt and commercial mortgage-backed securities (CMBS) outperformed Treasuries by substantial margins. In the final months of the reporting period, risk aversion took hold of the markets yet again as the European situation reignited while economic indicators pointed to slowing growth both in the United States and overseas. Investors’ unquenchable thirst for income solutions and less risky assets caused them to flock to U.S. Treasuries, driving down long-term rates. In this environment, Treasuries again outperformed spread sectors as risk premiums on non-government bonds expanded.

Throughout the fiscal year, we positioned the Fund with an overweight to investment-grade credit sectors, along with positions in CMBS and EM debt. At the same time, we maintained an underweight to Treasuries and mortgage-backed securities (MBS) in the Fund’s portfolio. Given the macro stresses in the market, particularly early in the fiscal year, and underperformance by non-government sectors over the period as a whole, this positioning was not productive and drove the Fund’s shortfall versus the index. Although high yield bonds were similarly pressured, exposure to this sector had a minimal net impact on Fund performance due to our adjustments in weightings and the additional income these bonds generated during the period. On a credit selection basis, our emphasis on holdings in financials detracted significantly early in the period and economically sensitive industries underperformed later in the period. Meanwhile, the Fund’s foreign currency exposure, which was focused in several of the strongest performing countries such as Australia and Canada, had a roughly neutral impact on performance due to active changes in exposure, despite the U.S. dollar’s rise during the period. While our large underweight in U.S. government securities contributed to underperformance versus the benchmark index, the Fund did fare well compared to its peer group during the reporting period.

Our interest rate strategy was tactical in nature and centered on trading market dislocations around a generally neutral stance. Several moves aimed at adjusting the Fund’s sensitivity to interest rate changes added marginally to investment performance, including our beneficial duration underweight as interest rates rose earlier in 2012, and then our subsequent overweight to longer dated securities as rates fell late in the period. Our yield curve exposure was biased toward a flattening, which was beneficial to Fund performance during the year.

Although we kept our main strategic emphasis on non-government sectors in place, we did make smaller scaled shifts to the Fund’s weightings that were geared toward improving its profile in response to changing fundamental conditions and significant changes in relative valuations. Early in 2012, we increased the Fund’s weighting to investment-grade corporate bonds, particularly given attractive new issues coming to market. After reducing currency exposures in the spring of 2012, we opportunistically added to currency exposure as well as high yield credit toward the end of the reporting period, as valuations discounted significant negative potential outcomes and fundamental credit metrics remained intact. We funded increased weightings in investment-grade and

16	Nuveen Investments

high yield credit largely by reducing holdings in the MBS sector, as well as smaller decreases in asset-backed securities (ABS) and CMBS. Within credit, we also continued to take advantage of the new issue calendar and secondary market conditions to reposition Fund holdings within the sector.

Investments in Derivatives

During the reporting period, each of the Funds held investments in derivatives. All of the Funds invested in interest rate futures contracts. The Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to increase the duration of the Fund’s portfolio, a long Treasury bond or Treasury note futures position would be acquired. To manage foreign currency exposure, the Inflation Protected Securities Fund and Strategic Income Fund also invested in foreign currency futures contracts. For example, to reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency future would be acquired. The funds no longer held these contracts at the end of the fiscal period.

The Core Plus Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund and Strategic Income Fund invested in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the Investment Grade or High Yield Bond segment of the market, a long CDX Investment Grade Index swap and CDX High Yield Index swap, respectively, would be acquired. The Strategic Income Fund still held these contracts at the end of the fiscal year. These Funds also continued to be hedged against changes in interest rate spreads by taking a short interest rate swap position.

The Inflation Protected Securities Fund, Short Term Bond Fund and Strategic Income Fund utilized forward foreign currency exchange contracts to manage foreign currency exposure. For example, to reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency forward would be acquired.

The Strategic Income Fund purchased options on Treasury notes/bond futures as part of an overall portfolio interest rate strategy. For example, call options may be purchased to hedge the portfolio against adverse interest rate movements while limiting downside exposure to a portfolio. The Strategic Income Fund also wrote call and put options to manage its views on portfolio volatility, writing out-of-the-money calls and puts when implied volatility is high. The Fund no longer held these contracts as of the close of the fiscal period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Investments	17

Below investment grade or high yield debt securities such as those held by the Core Plus Bond Fund, the High Income Bond Fund, the Inflation Protected Securities Fund, the Short Term Bond Fund and the Strategic Income Fund are subject to liquidity risk and heightened credit risk.

Foreign investments such as those held by the Core Plus Bond Fund, the High Income Bond Fund, the Inflation Protected Securities Fund, the Intermediate Term Bond Fund, the Short Term Bond Fund, and the Strategic Income Fund involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

For the Inflation Protected Securities Fund, the guarantee provided by the U.S. government to Treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

18	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following fourteen pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.52%	6.28%	5.05%
Class A Shares at maximum Offering Price	1.01%	5.36%	4.60%
Barclays Aggregate Bond Index*	7.47%	6.79%	5.63%
Lipper Intermediate Investment Grade Debt Funds Classification Average*	6.97%	6.19%	5.19%

Class B Shares w/o CDSC	4.74%	5.52%	4.27%
Class B Shares w/CDSC	-0.26%	5.36%	4.27%
Class C Shares	4.68%	5.50%	4.26%
Class R3 Shares	5.27%	6.08%	4.87%
Class I Shares	5.79%	6.57%	5.32%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.78%
Class B Shares	1.53%
Class C Shares	1.53%
Class R3 Shares	1.03%
Class I Shares	0.53%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.76%	6.65%	8.42%
Class A Shares at maximum Offering Price	-1.16%	5.61%	7.90%
Barclays High Yield 2% Issuer Capped Index*	7.21%	8.62%	10.10%
Lipper High Current Yield Funds Classification Average*	5.15%	5.88%	8.14%

Class B Shares w/o CDSC	3.18%	5.86%	7.63%
Class B Shares w/CDSC	-1.60%	5.72%	7.63%
Class C Shares	3.18%	5.90%	7.65%
Class R3 Shares	3.46%	6.37%	8.19%
Class I Shares	4.15%	6.92%	8.70%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.01%
Class B Shares	1.76%
Class C Shares	1.76%
Class R3 Shares	1.26%
Class I Shares	0.76%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	11.44%	8.09%	5.90%
Class A Shares at maximum Offering Price	6.67%	7.15%	5.31%
Barclays U.S. TIPs Index**	11.66%	8.44%	6.46%
Lipper Treasury Inflation Protected Securities Funds Classification Average**	9.21%	7.15%	5.82%

Class C Shares	10.62%	7.27%	5.09%
Class R3 Shares	11.10%	7.65%	5.55%
Class I Shares	11.62%	8.33%	6.14%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.88%	0.86%
Class C Shares	1.63%	1.61%
Class R3 Shares	1.13%	1.11%
Class I Shares	0.63%	0.61%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 10/01/04.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	4.24%	5.39%	3.87%
Class A Shares at maximum Offering Price	1.15%	4.74%	3.54%
Barclays Intermediate Government Bond Index**	5.01%	5.77%	4.38%
Lipper Intermediate U.S. Government Funds Classification Average**	6.61%	5.90%	4.24%

Class I Shares	4.50%	5.57%	4.03%

	Average Annual

	1-Year	Since Inception*
Class C Shares	3.35%	3.25%
Class R3 Shares	3.79%	3.70%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.89%	0.85%
Class C Shares	1.64%	1.60%
Class R3 Shares	1.14%	1.10%
Class I Shares	0.64%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper average are from 10/25/02. Since inception returns for Class C and Class R3 Shares are from 10/28/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.93%	6.02%	4.75%
Class A Shares at maximum Offering Price	1.82%	5.38%	4.44%
Barclays Aggregate Bond Index*	7.47%	6.79%	5.63%
Lipper Intermediate Investment Grade Debt Funds Classification Average*	6.97%	6.19%	5.19%

Class I Shares	5.18%	6.17%	4.91%

	Average Annual

	1-Year	Since Inception**
Class C Shares	3.97%	3.97%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.78%
Class C Shares	1.53%
Class I Shares	0.53%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 1/18/11.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.42%	3.52%	3.09%
Class A Shares at maximum Offering Price	-0.85%	3.05%	2.86%
Barclays 1-3 Year Government/Credit Bond Index*	1.12%	3.67%	3.43%
Lipper Short Investment Grade Debt Funds Classification Average*	1.72%	3.04%	3.13%

Class I Shares	1.51%	3.67%	3.25%

	Average Annual

	1-Year	Since Inception**
Class C Shares	0.50%	1.73%

Cumulative

Since Inception**
Class R3 Shares	2.92%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.73%
Class C Shares	1.48%
Class R3 Shares	0.98%
Class I Shares	0.48%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class C Shares is from 10/28/09. Since inception return for Class R3 Shares is from 9/23/11.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.14%	7.74%	6.47%
Class A Shares at maximum Offering Price	0.64%	6.80%	6.01%
Barclays Aggregate Bond Index*	7.47%	6.79%	5.63%
Lipper Multi-Sector Income Classification Average*	4.96%	6.22%	7.31%

Class B Shares w/o CDSC	4.32%	6.89%	5.66%
Class B Shares w/CDSC	-0.68%	6.73%	5.66%
Class C Shares	4.32%	6.90%	5.67%
Class R3 Shares	4.83%	7.40%	6.24%
Class I Shares	5.35%	7.97%	6.73%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.89%	0.86%
Class B Shares	1.64%	1.61%
Class C Shares	1.64%	1.61%
Class R3 Shares	1.14%	1.11%
Class I Shares	0.64%	0.61%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2013, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.84%, 1.59%, 1.59%, 1.09% and 0.59% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Yields as of June 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Plus Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.45%	3.57%
Class B Shares	2.86%	2.98%
Class C Shares	2.90%	2.99%
Class R3 Shares	3.38%	3.48%
Class I Shares	3.87%	3.98%

Nuveen High Income Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	7.81%	8.13%
Class B Shares	7.47%	7.80%
Class C Shares	7.45%	7.80%
Class R3 Shares	7.97%	8.30%
Class I Shares	8.46%	8.80%

Nuveen Inflation Protected Securities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	1.95%	0.42%
Class C Shares	1.28%	-0.32%
Class R3 Shares	1.79%	0.17%
Class I Shares	2.29%	0.67%

Nuveen Intermediate Government Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.06%	1.30%
Class C Shares	1.33%	0.61%
Class R3 Shares	1.86%	1.09%
Class I Shares	2.33%	1.59%

Nuveen Intermediate Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.62%	1.87%
Class C Shares	1.92%	1.19%
Class I Shares	2.88%	2.18%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

34	Nuveen Investments

Nuveen Short Term Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	2.36%	2.08%
Class C Shares	1.62%	1.39%
Class R3 Shares	2.11%	1.88%
Class I Shares	2.65%	2.38%

Nuveen Strategic Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares(1)	3.87%	4.29%
Class B Shares	3.28%	3.79%
Class C Shares	3.29%	3.75%
Class R3 Shares	3.75%	4.32%
Class I Shares	4.27%	4.89%

(1)	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	35

Holding Summaries as of June 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Core Plus Bond Fund

Portfolio Credit Quality1

Nuveen High Income Bond Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	45.6%
Corporate Bonds	40.4%
U.S. Government and Agency Obligations	6.3%
Capital Preferred Securities	2.9%
Short-Term Investments	2.7%
$25 Par (or similar) Preferred Securities	1.3%
Municipal Bonds	0.8%

Portfolio Allocation[2]
Corporate Bonds	81.9%
$25 Par (or similar) Preferred Securities	5.9%
Capital Preferred Securities	3.3%
Short-Term Investments	2.7%
Common Stock	1.8%
Exchange-Traded Funds	1.4%
Convertible Bonds	0.9%
Sovereign Debt	0.9%
Investment Companies	0.9%
U.S. Government and Agency Obligations	0.2%
Convertible Preferred Securities	0.1%
Warrants	—%	[5]
Asset-Backed and Mortgage-Backed Securities	—%	[5]

Corporate Debt: Industries[3]
Diversified Financial Services	11.9%
Oil, Gas & Consumable Fuels	11.6%
Metals & Mining	10.1%
Commercial Bank	8.4%
Capital Markets	7.9%
Media	6.6%
Insurance	6.0%
Diversified Telecommunication Services	5.2%
Energy Equipment & Services	5.1%
Chemicals	3.3%
Consumer Finance	2.8%
Electric Utilities	2.6%
Other	18.5%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	14.8%
Metals & Mining	7.1%
Media	5.2%
Hotels, Restaurants & Leisure	4.4%
Diversified Telecommunication Services	3.8%
Chemicals	3.8%
Health Care Providers & Services	3.7%
Household Durables	3.6%
Commercial Services & Supplies	3.4%
Wireless Telecommunication Services	3.2%
Real Estate Management & Development	3.2%
Paper & Forest Products	3.1%
Energy Equipment & Services	3.1%
Food Products	2.9%
Building Products	2.3%
Machinery	2.1%
IT Services	2.0%
Diversified Financial Services	2.0%
Airlines	1.9%
Communications Equipment	1.9%
Capital Markets	1.8%
Multiline Retail	1.8%
Other	18.9%

1	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of June 30, 2012. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

4	As a percentage of total investments (excluding common stocks, exchange-traded funds, investment companies, warrants, money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

5	Rounds to less than 0.1%.

36	Nuveen Investments

Nuveen Inflation Protected Securities Fund

Portfolio Credit Quality1

Nuveen Intermediate Government Bond

Portfolio Credit Quality4

Nuveen Intermediate Term Bond Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
U.S. Government and Agency Obligations	90.3%
Short-Term Investments	4.9%
Asset-Backed and Mortgage-Backed Securities	2.1%
Corporate Bonds	1.8%
Municipal Bonds	0.4%
Sovereign Debt	0.3%
Investment Companies	0.1%
$25 Par (or similar) Preferred Securities	0.1%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	55.0%
U.S. Government and Agency Obligations	42.1%
Short-Term Investments	1.8%
Municipal Bonds	1.1%

Portfolio Allocation[2]
Asset-Backed and Mortgage-Backed Securities	45.2%
Corporate Bonds	31.3%
U.S. Government and Agency Obligations	12.3%
Short-Term Investments	9.2%
Municipal Bonds	1.0%
Capital Preferred Securities	0.8%
Sovereign Debt	0.2%

Corporate Debt: Industries[3]
Metals & Mining	30.8%
Oil, Gas & Consumable Fuels	10.0%
Electric Utilities	9.7%
Commercial Banks	7.5%
Health Care Providers & Services	6.3%
Chemicals	6.0%
Food Products	4.3%
Commodity	4.1%
Energy Equipment & Services	3.3%
Other	18.0%

Corporate Debt: Industries[3]
Diversified Financial Services	14.9%
Media	12.4%
Insurance	10.2%
Metals & Mining	10.0%
Commercial Banks	8.4%
Oil, Gas & Consumable Fuels	6.6%
Capital Markets	6.5%
Diversified Telecommunication Services	4.8%
Electric Utilities	2.9%
Energy Equipment & Services	2.9%
Tobacco	2.5%
Other	17.9%

1	As a percentage of total investments (excluding investment companies, money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding money market funds investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of June 30, 2012. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

4	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

Nuveen Investments	37

Holding Summaries (continued) as of June 30, 2012

Nuveen Short Term Bond Fund

Portfolio Credit Quality1

Nuveen Strategic Income Fund

Portfolio Credit Quality4

Portfolio Allocation[2]
Corporate Bonds	43.2%
Asset-Backed and Mortgage-Backed Securities	40.3%
Short-Term Investments	8.5%
Municipal Bonds	3.4%
U.S. Government and Agency Obligations	3.1%
Sovereign Debt	1.3%
Structured Notes	0.2%

Portfolio Allocation[2]
Corporate Bonds	62.1%
Asset-Backed and Mortgage-Backed Securities	24.7%
Capital Preferred Securities	3.5%
Short-Term Investments	3.1%
Sovereign Debt	2.6%
$25 Par (or similar) Preferred Securities	2.5%
Municipal Bonds	0.7%
Convertible Bonds	0.5%
Investment Companies	0.2%
Structured Notes	0.1%
Common Stock	—%	[5]

Corporate Debt: Industries[3]
Commercial Banks	14.2%
Diversified Financial Services	12.7%
Oil, Gas & Consumable Fuels	10.2%
Capital Markets	8.3%
Metals & Mining	4.5%
Insurance	4.3%
Diversified Telecommunication Services	3.9%
Media	3.5%
Real Estate Investment Trust	3.5%
Consumer Finance	3.1%
Health Care Providers & Services	2.9%
Airlines	2.6%
Chemicals	2.3%
Energy Equipment & Services	2.1%
Beverages	2.0%
Other	19.9%

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	10.8%
Diversified Financial Services	9.9%
Metals & Mining	9.9%
Capital Markets	6.3%
Media	5.9%
Insurance	5.4%
Commercial Banks	5.3%
Diversified Telecommunication Services	4.2%
Chemicals	3.8%
Electric Utilities	3.0%
Energy Equipment & Services	2.8%
Consumer Finance	2.2%
Food Products	2.2%
Airlines	2.1%
Real Estate Investment Trust	2.0%
Paper & Forest Products	2.0%
Commercial Services & Supplies	1.8%
Tobacco	1.8%
Other	18.6%

1	As a percentage of total investments (excluding money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of June 30, 2012. Corporate debt holdings include corporate bonds (high-yield and investment grade rated), convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the fund at the end of the reporting period. Holdings are subject to change.

4	As a percentage of total investments (excluding common stock, investment companies, money market funds, investments in derivatives and investments purchased with collateral from securities lending) as of June 30, 2012. Holdings are subject to change.

5	Rounds to less than 0.1%.

38	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Plus Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,035.10	$1,032.30	$1,031.50	$1,034.70	$1,037.30	$1,020.39	$1,016.56	$1,016.66	$1,019.10	$1,021.58
Expenses Incurred During Period	$4.55	$8.44	$8.33	$5.87	$3.34	$4.52	$8.37	$8.27	$5.82	$3.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.67%, 1.65%, 1.16% and ..66% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen High Income Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,077.60	$1,074.00	$1,073.70	$1,074.30	$1,079.00	$1,019.84	$1,016.06	$1,016.11	$1,018.75	$1,021.08
Expenses Incurred During Period	$5.22	$9.13	$9.07	$6.34	$3.93	$5.07	$8.87	$8.82	$6.17	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.77%, 1.76%, 1.23% and ..76% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	39

Expense Examples (continued)

Nuveen Inflation Protected Securities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,039.30	$1,035.60	$1,037.30	$1,040.60	$1,020.74	$1,017.01	$1,019.49	$1,021.93
Expenses Incurred During Period	$4.21	$8.00	$5.47	$2.99	$4.17	$7.92	$5.42	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.08% and .59% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Intermediate Government Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,012.90	$1,008.70	$1,011.40	$1,014.80	$1,020.89	$1,016.91	$1,019.29	$1,021.88
Expenses Incurred During Period	$4.00	$7.99	$5.60	$3.01	$4.02	$8.02	$5.62	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.60%, 1.12% and .60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Intermediate Term Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,033.90	$1,028.80	$1,034.70	$1,020.64	$1,016.75	$1,021.64
Expenses Incurred During Period	$4.35	$8.27	$3.34	$4.33	$8.25	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.64% and .66% for classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,024.70	$1,020.60	$1,024.10	$1,025.70	$1,021.18	$1,017.11	$1,019.64	$1,022.23
Expenses Incurred During Period	$3.73	$7.84	$5.28	$2.67	$3.72	$7.82	$5.27	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.56%, 1.05% and .53% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Strategic Income Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/12)	$1,050.30	$1,047.50	$1,046.50	$1,049.70	$1,052.50	$1,020.69	$1,016.94	$1,016.94	$1,019.54	$1,022.03
Expenses Incurred During Period	$4.28	$8.09	$8.09	$5.45	$2.91	$4.22	$7.97	$7.97	$5.37	$2.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.59%, 1.07% and ..57% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

40	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Plus Bond Fund (formerly known as Nuveen Core Bond Fund), Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund (formerly known as Nuveen Total Return Bond Fund) (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at June 30, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of Nuveen Core Plus Bond Fund (formerly known as Nuveen Core Bond Fund), Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund (formerly known as Nuveen Total Return Bond Fund) for the periods ended June 30, 2011 and prior were audited by other independent auditors whose report dated August 26, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 28, 2012

Nuveen Investments	41

Portfolio of Investments

Nuveen Core Plus Bond Fund (formerly known as Nuveen Core Bond Fund)

June 30, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 1.3%

	Commercial Banks – 0.5%

159,208	PNC Financial Services	0.000%		BBB	$4,195,131
	Insurance – 0.7%

104,794	Endurance Specialty Holdings Limited	7.500%		BBB–	2,757,130

120,000	Hartford Financial Services Group Inc.	7.875%		BB+	3,244,800
	Total Insurance				6,001,930
	Thrifts & Mortgage Finance – 0.1%

218,000	Federal National Mortgage Association	4.691%		Ca	355,340
	Total $25 Par (or similar) Preferred Securities (cost $14,773,150)				10,552,401

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 41.2%

	Aerospace & Defense – 0.4%

$2,780	Exelis, Inc., 144A	5.550%	10/01/21	BBB+	$2,983,240
	Airlines – 0.3%

1,948	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	BBB	2,064,650
	Automobiles – 0.3%

2,500	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B	2,568,750
	Beverages – 0.3%

2,275	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	2,568,286
	Capital Markets – 3.2%

4,640	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	4,953,520

2,495	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,534,466

3,685	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	3,611,495

8,250	Morgan Stanley	6.625%	4/01/18	A	8,625,936

6,500	Morgan Stanley	5.500%	7/28/21	A	6,404,171
25,570	Total Capital Markets				26,129,588
	Chemicals – 1.4%

2,375	Braskem Finance Limited, 144A, (3)	5.750%	4/15/21	BBB–	2,440,313

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,199,434

1,210	Ineos Finance PLC, 144A, (3)	7.500%	5/01/20	B+	1,219,075

2,050	LyondellBasell Industries NV, 144A	5.000%	4/15/19	BB+	2,149,938

1,000	LyondellBasell Industries NV, 144A	6.000%	11/15/21	BB+	1,097,500
10,465	Total Chemicals				11,106,260
	Commercial Banks – 3.4%

3,350	Australia and New Zealand Banking Group Limited, 144A, (3)	2.400%	11/23/16	Aaa	3,430,102

1,910	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,972,075

2,900	Bancolombia SA	5.950%	6/03/21	Baa2	3,095,750

1,425	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,432,125

984	FNBC 1993-A Pass Through Trust Certificates	8.080%	1/05/18	Aa1	1,104,504

1,890	HSBC Holdings PLC	6.800%	6/01/38	AA–	2,164,766

1,660	ING Bank NV, 144A	3.750%	3/07/17	A+	1,652,213

4,250	Lloyds TSB Bank	4.875%	1/21/16	A	4,461,803

4,450	Rabobank Nederland	3.875%	2/08/22	AA	4,526,687

3,675	Sovereign Bank	8.750%	5/30/18	Baa1	3,984,259
26,494	Total Commercial Banks				27,824,284

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies – 0.5%

$1,990	Donnelley & Son Company	7.625%	6/15/20	BB+	$1,860,650

2,000	International Lease Finance Corporation	5.875%	4/01/19	BBB–	2,001,938
3,990	Total Commercial Services & Supplies				3,862,588
	Computers & Peripherals – 0.2%

1,935	Hewlett Packard Company	4.650%	12/09/21	A	2,028,275
	Consumer Finance – 1.1%

1,650	Ally Financial Inc., (3)	7.500%	9/15/20	BB–	1,854,188

2,790	Capital One Bank	8.800%	7/15/19	Baa1	3,513,592

3,690	Discover Financial Services	5.200%	4/27/22	BBB	3,860,020
8,130	Total Consumer Finance				9,227,800
	Diversified Financial Services – 4.9%

1,910	Bank of America Corporation	3.750%	7/12/16	A	1,925,536

2,845	Bank of America Corporation	5.875%	1/05/21	A	3,106,191

3,725	Bank of America Corporation	5.750%	12/01/17	A	3,975,305

5,000	Citigroup Inc., (WI/DD)	4.500%	1/14/22	A	5,164,270

4,390	Countrywide Financial Corporation, Convertible Bond	6.250%	5/15/16	BBB+	4,569,103

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,760,735

4,330	JPMorgan Chase & Company	4.400%	7/22/20	AA–	4,566,981

2,750	JPMorgan Chase & Company	4.250%	10/15/20	AA–	2,888,914

700	JPMorgan Chase & Company	4.350%	8/15/21	AA–	738,779

5,845	JPMorgan Chase & Company, (3)	4.500%	1/24/22	AA–	6,296,339

2,180	JPMorgan Chase & Company, (3)	6.400%	5/15/38	AA–	2,621,110
36,590	Total Diversified Financial Services				39,613,263
	Diversified Telecommunication Services – 2.1%

2,970	AT&T, Inc., (3)	5.550%	8/15/41	A2	3,540,112

3,190	CenturyLink Inc., (3)	5.800%	3/15/22	Baa3	3,175,661

2,000	Frontier Communications Corporation, (3)	8.500%	4/15/20	BB+	2,120,000

1,730	Sprint Nextel Corporation, (3)	6.000%	12/01/16	B+	1,656,475

4,575	Telefonica Emisiones SAU	5.462%	2/16/21	Baa1	3,983,878

2,010	Verizon Communications, (3)	6.900%	4/15/38	A	2,765,597
16,475	Total Diversified Telecommunication Services				17,241,723
	Electric Utilities – 1.1%

2,370	Comision Federal de Electricidad of the United States of Mexcio, 144A, (3)	4.875%	5/26/21	Baa1	2,559,600

3,690	FirstEnergy Solutions Corporation, (3)	6.050%	8/15/21	BBB	4,052,672

1,685	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	2,108,350
7,745	Total Electric Utilities				8,720,622
	Electronic Equipment & Instruments – 0.3%

2,000	Ingram Micro Inc.	5.250%	9/01/17	BBB–	2,144,096
	Energy Equipment & Services – 2.1%

3,280	Diamond Offshore Drilling Inc., (3)	5.700%	10/15/39	A–	3,902,147

3,870	Ensco PLC	4.700%	3/15/21	BBB+	4,215,355

2,935	Nabors Industries Inc.	5.000%	9/15/20	BBB	3,131,839

375	NGPL PipeCo LLC, (3)	7.119%	12/15/17	Ba3	375,000

3,000	Weatherford International Limited Bermuda, (3)	4.500%	4/15/22	BBB	3,074,712

Nuveen Investments	43

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services (continued)

$1,880	Weatherford International Limited	7.000%	3/15/38	BBB	$2,146,960
15,340	Total Energy Equipment & Services				16,846,013
	Health Care Providers & Services – 0.7%

2,400	HCA Inc.	7.250%	9/15/20	BB+	2,640,000

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	3,037,412
4,585	Total Health Care Providers & Services				5,677,412
	Independent Power Producers & Energy Traders – 0.4%

3,305	Constellation Energy Group	5.150%	12/01/20	BBB+	3,658,440
	Industrial Conglomerates – 0.4%

3,250	Abengoa Finance SAU, 144A, (3)	8.875%	11/01/17	BB	2,876,250
	Insurance – 2.5%

3,975	AFLAC Insurance, (3)	6.450%	8/15/40	A–	4,602,235

2,950	Hartford Financial Services Group Inc., (3)	6.000%	1/15/19	BBB	3,159,972

3,015	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	Baa2	3,034,245

2,295	Lincoln National Corporation	8.750%	7/01/19	A–	2,890,045

1,640	Pacific LifeCorp.	6.000%	2/10/20	BBB+	1,790,122

4,000	Prudential Holdings LLC, 144A	7.245%	12/18/23	AA–	4,627,440
17,875	Total Insurance				20,104,059
	Media – 2.7%

2,215	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,451,219

3,350	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	3,387,832

3,060	NBC Universal Media LLC	6.400%	4/30/40	BBB+	3,738,356

3,590	News America Holdings Inc., (3)	6.650%	11/15/37	BBB+	4,190,643

2,410	Time Warner Cable Inc., (3)	5.875%	11/15/40	BBB	2,697,238

2,105	Viacom Inc., (3)	6.875%	4/30/36	BBB+	2,725,419

2,725	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,689,213
19,455	Total Media				21,879,920
	Metals & Mining – 4.2%

6,035	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	6,009,472

4,530	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	4,411,962

1,155	ArcelorMittal	6.250%	2/25/22	BBB	1,131,216

5,500	ArcelorMittal	7.000%	10/15/39	BBB	5,338,586

1,535	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,510,253

3,700	Newmont Mining Corporation	3.500%	3/15/22	BBB+	3,651,893

2,550	Southern Copper Corporation	7.500%	7/27/35	BBB	2,927,219

1,440	Teck Resources Limited	6.250%	7/15/41	BBB	1,612,194

3,895	Vale Overseas Limited, (3)	6.875%	11/10/39	A–	4,550,828

2,340	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB+	2,593,729
32,680	Total Metals & Mining				33,737,352
	Multiline Retail – 0.3%

2,585	J.C. Penney Corporation Inc.	5.650%	6/01/20	Ba1	2,223,100
	Oil, Gas & Consumable Fuels – 4.8%

3,230	Anadarko Petroleum Corporation, (3)	6.200%	3/15/40	BBB–	3,666,263

2,000	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,451,378

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,500	Chesapeake Energy Corporation, (3)	6.125%	2/15/21	BB	$1,451,250

1,800	Everest Acquisition LLC Finance, (3)	6.875%	5/01/19	BB–	1,881,000

1,070	Husky Energy Inc.	7.250%	12/15/19	BBB+	1,320,667

690	Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	816,024

4,785	Lukoil International Finance, 144A	6.125%	11/09/20	Baa2	5,018,030

3,475	Nexen Inc., (3)	6.400%	5/15/37	BBB–	3,682,391

1,500	Noble Energy Inc.	4.150%	12/15/21	BBB	1,577,318

2,495	Petrobras International Finance Company, (3)	6.875%	1/20/40	A3	2,967,860

2,255	Petro-Canada	6.800%	5/15/38	BBB+	2,814,615

3,000	Petroleos Mexicanos	5.500%	1/21/21	Baa1	3,390,000

1,900	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	1,899,884

1,955	Southwestern Energy Company, 144A	4.100%	3/15/22	BBB–	1,981,469

3,290	Valero Energy Corporation	6.125%	2/01/20	BBB	3,798,496

34,945	Total Oil, Gas & Consumable Fuels				38,716,645
	Paper & Forest Products – 0.8%

1,820	Georgia-Pacific Corporation, 144A, (3)	5.400%	11/01/20	A–	2,111,872

3,015	International Paper Company	8.700%	6/15/38	BBB	4,255,184

4,835	Total Paper & Forest Products				6,367,056
	Pharmaceuticals – 0.3%

2,080	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	2,150,200
	Real Estate Investment Trust – 0.4%

2,995	Prologis Inc., (3)	6.875%	3/15/20	Baa2	3,582,149
	Real Estate Management & Development – 0.1%

1,000	Country Garden Holding Company, 144A, (3)	11.125%	2/23/18	BB–	1,012,500
	Semiconductors & Equipment – 0.2%

1,300	Intel Corporation, (3)	4.800%	10/01/41	A+	1,488,803
	Thrifts & Mortgage Finance – 0.4%

2,730	WEA Finance LLC, 144A, (3)	4.625%	5/10/21	A2	2,885,142
	Tobacco – 0.5%

3,350	Lorillard Tobacco	8.125%	6/23/19	Baa2	4,157,590
	Transportation Infrastructure – 0.5%

3,800	Asciano Finance Limited, 144A, (3)	5.000%	4/07/18	Baa2	3,969,361
	Wireless Telecommunication Services – 0.4%

2,980	American Tower Company	5.050%	9/01/20	Baa3	3,130,117
$307,987	Total Corporate Bonds (cost $310,419,959)				332,545,534

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 3.0%

	Capital Markets – 0.2%

$2,415	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$1,635,003
	Commercial Banks – 0.8%

3,500	Wachovia Capital Trust III	5.570%	3/15/42	BBB+	3,342,500

2,760	Wells Fargo Capital Trust X, (3)	5.950%	12/15/86	BBB+	2,770,350

6,260	Total Commercial Banks				6,112,850

Nuveen Investments	45

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.0%

$3,720	CitiGroup Capital XXI	8.300%	12/21/77	BB+	$3,729,300

4,000	General Electric Capital Corporation, (3)	0.000%	12/15/49	AA–	4,225,840

7,720	Total Diversified Financial Services				7,955,140
	Insurance – 1.0%

2,970	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	2,613,600

3,205	Lincoln National Corporation	6.050%	4/20/17	BBB	2,932,575

2,755	ZFS Finance USA Trust V	6.500%	5/09/67	A	2,699,900

8,930	Total Insurance				8,246,075
$25,325	Total Capital Preferred Securities (cost $23,727,840)				23,949,068

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.8%

	Illinois – 0.8%

$5,765	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	$6,423,882
$5,765	Total Municipal Bonds (cost $5,765,000)				6,423,882

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 6.4%

$18,000	Freddie Mac Notes	0.000%	5/23/13	Aaa	$17,969,184

4,455	U.S. Treasury Bonds, (7)	4.250%	11/15/40	Aaa	5,827,697

425	U.S. Treasury Bonds	4.750%	2/15/41	Aaa	600,313

3,650	U.S. Treasury Notes, (3)	2.375%	2/28/15	Aaa	3,840,771

8,985	U.S. Treasury Notes, (3), (7)	1.250%	8/31/15	Aaa	9,208,924

1,385	U.S. Treasury Notes, (3)	3.625%	2/15/20	Aaa	1,629,214

5,845	U.S. Treasury Notes, (3)	2.625%	8/15/20	Aaa	6,432,697

2,020	U.S. Treasury Notes	2.000%	11/15/21	Aaa	2,094,330

1,635	U.S. Treasury Notes, (3)	1.750%	5/15/22	Aaa	1,648,284

2,065	U.S. Treasury Notes	3.875%	8/15/40	Aaa	2,542,209
$48,465	Total U.S. Government and Agency Obligations (cost $47,860,962)				51,793,623

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.5%

$4,546	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$4,631,371

4,045	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	4,055,113

2,090	American Homes Mortgage Advance Trust, Series 2011-SART1	5.920%	5/10/43	BBB	2,095,225

3,075	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A	3,517,376

10	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Serioes 1997-3	6.960%	3/25/27	A1	9,675

5,480	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.616%	5/17/60	AAA	5,489,174

1,741	Bank of America Auto Trust, Series 2010-2	1.310%	7/15/14	AAA	1,746,255

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,247	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	CC	$551,234

1,250	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	AA–	929,056

1,154	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (3)	5.205%	12/11/49	AAA	1,173,295

4,225	Commercial Mortgage Pass-Through Certificates, Series2006-CN2A	5.449%	2/05/19	AAA	4,208,016

250	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AAA	255,532

1,789	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	CCC	1,321,758

1,376	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.866%	2/25/34	BB	1,255,540

539	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.489%	9/25/23	A+	433,237

3,526	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.208%	4/25/33	AA+	3,403,315

2,550	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	2,748,691

3,435	Discover Card Master Trust I 2007-A	5.650%	3/16/20	AAA	4,158,808

3,195	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	3,230,075

9,023	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	9,699,795

6,908	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	7,412,964

9,686	Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	10,533,555

11,585	Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	12,349,300

7,487	Fannie Mae Mortgage Pool AE7723	4.000%	11/01/40	Aaa	7,981,172

10,740	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	11,448,314

3,305	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	3,556,710

2,006	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	2,149,399

172	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	204,420

751	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	863,729

1,580	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	1,747,074

1,191	Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	1,389,560

1,407	Fannie Mae Mortgage Pool 254447	6.000%	9/01/32	Aaa	1,584,024

1,241	Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	1,370,689

3,105	Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	3,417,442

902	Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	1,018,762

2,548	Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	2,804,269

1,642	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	1,796,175

1,852	Fannie Mae Mortgage Pool 257307	6.000%	8/01/38	Aaa	2,036,814

85	Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	100,570

187	Fannie Mae Mortgage Pool 440780	5.500%	2/01/14	Aaa	203,112

56	Fannie Mae Mortgage Pool 535206	7.000%	2/01/15	Aaa	58,067

196	Fannie Mae Mortgage Pool 545359	2.397%	3/01/31	Aaa	208,624

473	Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	562,321

287	Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	333,508

2,003	Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	2,292,345

1,883	Fannie Mae Mortgage Pool 555800	5.500%	10/01/33	Aaa	2,069,946

Nuveen Investments	47

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,699	Fannie Mae Mortgage Pool 555843	2.201%	8/01/30	Aaa	$2,855,922

153	Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	164,631

836	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	911,239

2,684	Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	3,022,044

2,587	Fannie Mae Mortgage Pool 694605	5.500%	4/01/33	Aaa	2,844,521

4,811	Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	5,344,597

1,242	Fannie Mae Mortgage Pool 725248	5.000%	3/01/34	Aaa	1,351,252

2,207	Fannie Mae Mortgage Pool 725250	5.000%	3/01/34	Aaa	2,401,168

794	Fannie Mae Mortgage Pool 725553	2.143%	9/01/33	Aaa	839,567

3,527	Fannie Mae Mortgage Pool 735054	5.198%	11/01/34	Aaa	3,795,825

3,657	Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	4,186,249

2,487	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	2,710,758

139	Fannie Mae Mortgage Pool 772130	6.000%	11/01/33	Aaa	157,015

404	Fannie Mae Mortgage Pool 772256	6.000%	11/01/33	Aaa	454,515

550	Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	613,858

1	Fannie Mae Mortgage Pool 782909	5.000%	6/01/34	Aaa	670

1,477	Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	1,654,009

8,297	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	9,053,951

295	Fannie Mae Mortgage Pool 889706	6.000%	6/01/38	Aaa	325,007

2,730	Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	3,056,763

1,640	Fannie Mae Mortgage Pool 932260	5.000%	12/01/39	Aaa	1,791,797

5,821	Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	6,246,455

1,451	Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	1,598,774

9,746	Fannie Mae Mortgage Pool 973241	5.000%	3/01/38	Aaa	10,550,072

1	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	1,110

1	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	1,040

2,621	Fannie Mae Mortgage Pool 993138	6.000%	10/01/38	Aaa	2,890,129

6,106	Fannie Mae Mortgage Pool 995112	5.500%	7/01/36	Aaa	6,708,542

1,368	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2003-30 AE	3.900%	10/25/17	Aaa	1,378,023

18	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	19,428

17	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	19,507

3	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	3,460

11	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	12,071

15	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	17,232

14	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	15,630

20	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	21,433

152	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	166,623

53	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	56,575

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$101	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	$112,834

16	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	17,149

489	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	566,655

1,554	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	1,753,059

1,368	Fannie Mae REMIC Pass-Through Certificates 2003-W1 B1	5.750%	12/25/42	B1	532,492

4,920	Fannie Mae TBA Mortgage Pool (WI/DD)	3.500%	TBA	Aaa	5,171,382

14	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	15,385

27	Federal Home Loan Mortgage Corporation, REMIC 1118 Z	8.250%	7/15/21	Aaa	30,592

42	Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	47,196

28	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	29,699

91	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	101,616

1,859	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.792%	5/15/23	Aaa	1,867,649

1,013	Federal Home Loan Mortgage Corporation, REMIC 2755 FN	0.692%	4/15/32	Aaa	1,014,060

5,000	Federal Home Loan Mortgage Corporation, REMIC 2901 UB	5.000%	3/15/33	Aaa	5,193,675

2,837	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	0.842%	6/15/39	Aaa	2,847,999

9	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	10,129

3,778	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.319%	3/25/35	A+	3,346,271

1,915	Ford Credit Auto Lease Trust 2012-A A1	0.358%	3/15/13	AAA	1,916,780

106	Ford Credit Auto Lease Trust, Series 2011-B	0.480%	11/15/12	A-1+	106,031

4,315	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.866%	10/19/54	AAA	4,338,685

3,321	Freddie Mac Gold Pool 1G2163	5.655%	9/01/37	Aaa	3,525,482

831	Freddie Mac Gold Pool 847180	2.419%	3/01/30	Aaa	884,479

628	Freddie Mac Gold Pool 847190	2.289%	4/01/29	Aaa	668,356

1,098	Freddie Mac Gold Pool 847240	2.266%	7/01/30	Aaa	1,163,663

450	Freddie Mac Gold Pool 846984	1.903%	6/01/31	Aaa	468,074

769	Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	799,147

966	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	1,083,608

1,174	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	1,342,958

746	Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	854,001

598	Freddie Mac Mortgage Pool, Various C00689	6.500%	12/01/28	Aaa	684,368

333	Freddie Mac Mortgage Pool, Various C00742	6.500%	4/01/29	Aaa	380,799

385	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	438,936

436	Freddie Mac Mortgage Pool, Various H01292	7.000%	9/01/37	Aaa	495,615

895	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	1,016,940

1,715	Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	1,785,264

104	Freddie Mac Non Gold Participation Certificates 846757	2.331%	5/01/25	Aaa	110,277

5,750	Ginnie Mae II Single Family 30 year TBA, (WI/DD)	4.500%	TBA	Aaa	6,320,508

611	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.717%	3/25/43	Ba3	525,005

738	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	738,685

Nuveen Investments	49

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$840	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	Ba3	$872,297

1	Government National Mortgage Association Pool	1.625%	8/20/23	Aaa	930

201	Government National Mortgage Association Pool	7.500%	11/15/30	Aaa	245,262

8,865	Government National Mortgage Association Pool	4.500%	2/20/41	Aaa	9,790,351

167	Green Tree Fiancial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	166,848

1,116	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.748%	3/25/35	AAA	997,218

74	JPMorgan Mortage Trust, Mortgage Pass-Through Certtificates, Series 2006-A7	5.669%	1/25/37	C	1,767

2,714	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.525%	6/25/37	CCC	1,927,469

7,488	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	7,957,297

5,570	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	4.106%	7/17/46	AAA	6,049,165

702	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/18/30	AAA	707,049

6,000	LB-UBS Commerical Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C2	4.367%	3/15/36	AAA	6,273,474

1,608	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.792%	4/25/38	A	1,616,832

1,733	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AAA	1,820,787

920	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	AAA	961,838

3,830	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	3,676,935

4,185	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	4,462,256

5,590	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	6,381,751

3,545	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	3,549,431

414	RBSSP Resecuritization Trust 2009-8	0.385%	3/26/37	Aaa	408,986

259	RBSSP Resecuritization Trust 2009-11	1.995%	12/26/37	Aa3	258,648

3,504	RBSSP Resecuritization Trust 2010-10	0.375%	9/26/36	N/R	3,047,692

2,446	RBSSP Resecuritization Trust 2010-11	0.415%	3/26/37	A	2,402,115

6,059	RBSSP Resecuritization Trust 2010-4	0.355%	3/26/36	A	5,661,116

1,556	RBSSP Resecuritization Trust 2010-8	0.575%	7/26/36	N/R	1,474,269

4,365	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	3,146,558

2,605	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	2,660,165

4,138	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	4,196,667

318	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.877%	8/25/34	Baa2	302,542

3,098	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%	8/10/16	Aaa	3,394,142

6,321	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	6,644,215

7,048	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	7,538,895

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,331	Vericrest Opportunity Loan Transferee, Series 2011-NL3A	5.194%	9/25/51	N/R	$1,333,469

2,338	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.322%	6/15/20	Aaa	2,175,518

4,447	Wachovia Mortgage Loan Trust LLC, Mortgage PasS-Through Certificates, Series 2005-B	2.688%	10/20/35	CCC	3,150,224

725	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-through Certificates, Series 2007-HY2	5.260%	9/25/36	C	28,316

1,341	Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass_Through Certificate Series 2007-2	5.750%	3/25/37	Caa1	1,225,019

5,000	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	5,488,604
$361,951	Total Asset-Backed and Mortgage-Backed Securities (cost $359,812,882)				375,948,488

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 14.0%

	Money Market Funds – 14.0%

112,762,340	Mount Vernon Securities Lending Prime Portfolio, 0.197% (5), (6)				$112,762,340
	Total Investments Purchased with Collateral from Securities Lending (cost $112,762,340)				112,762,340

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 2.7%

	Money Market Funds – 2.3%

18,425,992	First American Treasury Obligations Fund, Class Z	0.000% (5)	N/A	N/A	$18,425,992
	U.S. Government and Agency Obligations – 0.4%

$1,170	U.S. Treasury Bills, (7)	0.330%	7/26/12	Aaa	1,169,971

1,315	U.S. Treasury Bills, (7)	0.158%	2/07/13	Aaa	1,313,715

1,270	U.S. Treasury Bills, (7)	0.158%	3/07/13	Aaa	1,268,580

$3,755	Total U.S. Government and Agency Obligations				3,752,266
	Total Short-Term Investments (cost $22,178,290)				22,178,258
	Total Investments (cost $897,300,423) – 115.9%				936,153,594
	Other Assets Less Liabilities – (15.9)% (8)				(128,448,301)
	Net Assets – 100%				$807,705,293

Investment in Derivatives at June 30, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (8)
JPMorgan	$8,000,000	Receive	3-Month USD-LIBOR	3.858%	Semi-Annually	1/19/20	$(1,546,687)	$(1,546,687)
UBS	14,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(876,818)	(876,818)
								$(2,423,505)
*	Annualized.

Nuveen Investments	51

Portfolio of Investments

Nuveen Core Plus Bond Fund (continued)

June 30, 2012

Investments in Derivatives at June 30, 2012 (continued)

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	319	9/12	$70,239,813	$(32,390)
U.S. Treasury 5-Year Note	Long	366	9/12	45,372,563	82,436
U.S. Treasury 10-Year Note	Short	(1,029)	9/12	(137,242,875)	(665,998)
U.S. Treasury Long Bond	Long	169	9/12	25,006,719	140,880
U.S. Treasury Ultra Bond	Short	(45)	9/12	(7,507,969)	(86,074)
					$(561,146)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

N/A	Not applicable.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

52	Nuveen Investments

Portfolio of Investments

Nuveen High Income Bond Fund

June 30, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 1.8%

	Airlines – 0.0%

7,000	Delta Air Lines, Inc., (2)	$76,650
	Building Products – 0.3%

527	Dayton Superior Class A, (3)	30,195

585	Dayton Superior Class 1, (3)	33,550

35,871	Nortek Inc., (2), (4)	1,794,985
	Total Building Products	1,858,730
	Capital Markets – 0.1%

64,000	Och-Ziff Capital Management Group, Class A Shares	485,120
	Diversified Telecommunication Services – 0.1%

53,006	FairPoint Communications Inc., (2), (4)	325,987
	Food Products – 0.1%

17,306	Archer-Daniels-Midland Company	510,873
	Household Durables – 0.0%

218,325	William Lyon Homes Inc., (3)	179,027
	Insurance – 0.1%

23,500	Protective Life Corporation, (4)	691,135
	Machinery – 0.0%

8,800	Xylem Inc.	221,496
	Multiline Retail – 0.0%

4,800	Target Corporation, (4)	279,312
	Oil, Gas & Consumable Fuels – 0.3%

12,900	ConocoPhillips, (4)	720,852

16,575	Pembina Pipeline Corporation	424,486

46,000	Pengrowth Energy Corporation	293,020

11,450	Phillips 66	380,598
	Total Oil, Gas & Consumable Fuels	1,818,956
	Real Estate Investment Trust – 0.7%

7,000	Camden Property Trust	473,690

47,000	Kite Realty Group Trust	1,198,500

18,400	Mid-America Apartment Communities, (4)	1,255,616

40,000	Summit Hotel Properties Inc., (4)	1,040,800
	Total Real Estate Investment Trust	3,968,606
	Wireless Telecommunication Services – 0.1%

22,500	Vodafone Group PLC, Sponsored ADR	634,049
	Total Common Stocks (cost $10,041,832)	11,049,941

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS – 1.4%

50,000	iShares I-Boxx High Yield Corporate Bond Fund	$4,561,000

13,000	iShares I-Boxx Investnment Grade Corporate Bond Fund	1,529,580

21,500	Market Vectors International High Yield Bond Fund ETF	516,430

134,000	Pioneer Floating Rate Trust	1,695,100

4,900	SPDR DB International Government Inflation Protected Bond ETF	288,512
	Total Exchange-Traded Funds (cost $8,427,206)	8,590,622

Nuveen Investments	53

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2012

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

6,123	Chesapeake Energy Corporation, Convertible	5.000%	B+	$457,694
	Total Convertible Preferred Securities (cost $483,339)			457,694

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 5.9%

	Automobiles – 0.1%

21,000	General Motors Corporation, (4)	4.750%	B+	$697,200
	Capital Markets – 0.4%

82,330	Morgan Stanley, Series 2006A	4.000%	BB+	1,383,144

74,434	UBS Preferred Funding Trust IV	0.945%	BBB–	1,138,840
	Total Capital Markets			2,521,984
	Commercial Banks – 0.3%

14,847	First Naigara Finance Group	8.625%	BB+	406,808

2,785,000	RBS Capital Trust, (6)	5.512%	BB	1,643,150
	Total Commercial Banks			2,049,958
	Consumer Finance – 0.7%

4,750	Ally Financial Inc., (6)	0.000%	B3	4,231,805
	Diversified Financial Services – 1.3%

108,944	Bank of America Corporation	8.625%	BB+	2,824,918

3,225	Bank of America Corporation	7.250%	BB+	3,144,375

28,713	Bank of America Corporation, (4)	4.000%	BB+	559,042

50,000	Citigroup Capital Trust IX, (4)	6.000%	BB+	1,224,500
	Total Diversified Financial Services			7,752,835
	Household Durables – 0.2%

61,541	M-I Homes, (2)	9.750%	CCC	1,064,659
	Insurance – 1.0%

30,000	Aegon N.V	8.000%	Baa1	791,700

50,000	Aspen Insurance Holdings Limited	7.401%	BBB–	1,284,500

17,000	Axis Capital Holdings Limited	6.875%	BBB	455,430

51,131	Endurance Specialty Holdings Limited	7.500%	BBB–	1,345,257

75,000	Hartford Financial Services Group Inc.	7.875%	BB+	2,028,000
	Total Insurance			5,904,887
	Marine – 0.1%

29,338	Seaspan Corporation	9.500%	N/R	797,994
	Real Estate Investment Trust – 1.8%

51,900	Ashford Hospitality Trust Inc.	8.450%	N/R	1,295,943

40,000	CommomWealth REIT	7.250%	Baa3	1,085,600

50,000	Corporate Office Properties Trust, (2)	0.000%	N/R	1,262,000

50,000	Digital Realty Trust Inc.	7.000%	Baa3	1,343,500

65,000	Dupont Fabros Technology	7.875%	Ba2	1,700,400

22,024	First Potomac Realty Trust	7.750%	N/R	556,987

30,000	Hersha Hospitality Trust, (4)	8.000%	N/R	763,500

50,000	LaSalle Hotel Properties	7.500%	N/R	1,286,000

50,000	Pebblebrook Hotel Trust	7.875%	N/R	1,288,000
	Total Real Estate Investment Trust			10,581,930

54	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value

	Thrifts & Mortgage Finance – 0.0%

35,522	Federal Home Loan Mortgage Corporation, (2)	6.550%		Ca	$51,506
	Total $25 Par (or similar) Preferred Securities (cost $33,969,651)				35,654,758

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 81.8%

	Aerospace & Defense – 0.5%

$900	CHC Helicopter	9.250%	10/15/20	B+	$879,750

1,000	Ducommun Inc.	9.750%	7/15/18	B–	1,052,500

1,000	DynCorp International Inc.	10.375%	7/01/17	B2	855,000
2,900	Total Aerospace & Defense				2,787,250
	Airlines – 1.6%

1,000	Air Canada, 144A, (4)	12.000%	2/01/16	B–	882,500

3,513	American Airlines Pass Through Certificates Trust, Series 2011-1	7.000%	1/31/18	B+	3,477,806

1,057	Continental Airlines, inc.	7.875%	7/02/18	Ba3	1,062,759

2,250	Delta Air Lines Pass Through Certificates, Series 2012-1B, (WI/DD)	6.875%	5/07/19	BB	2,272,500

2,000	US Airways Pass Through Trust 2012-1B	8.000%	10/01/19	B+	2,050,000
9,820	Total Airlines				9,745,565
	Auto Components – 1.0%

1,800	American & Axle Manufacturing Inc., (4)	7.875%	3/01/17	B	1,858,500

2,250	American & Axle Manufacturing Inc., (4)	7.750%	11/15/19	B1	2,379,375

2,065	Pittsburgh Glass Works LLC, 144A	8.500%	4/15/16	B+	1,899,800
6,115	Total Auto Components				6,137,675
	Biotechnology – 0.4%

2,105	STHI Holding Corporation, 144A	8.000%	3/15/18	B	2,226,038
	Building Products – 1.9%

1,410	Associated Materials Inc., (4)	9.125%	11/01/17	B–	1,258,425

3,097	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B1	2,911,180

1,300	Nortek Inc., (4)	8.500%	4/15/21	B	1,270,750

1,500	Roofing Supply Group LLC Finance, 144A	10.000%	6/01/20	B3	1,567,500

2,830	Texas Industries Inc., (4)	9.250%	8/15/20	B–	2,830,000

1,600	USG Corporation	9.500%	1/15/18	B–	1,680,000
11,737	Total Building Products				11,517,855
	Capital Markets – 1.5%

1,500	Ace Cash Express Inc., 144A	11.000%	2/01/19	B	1,321,875

2,500	Constellation Enterprises LLC, 144A	10.625%	2/01/16	B	2,525,000

2,300	E Trade Financial Corporation	6.750%	6/01/16	B2	2,340,250

3,000	Morgan Stanley	5.500%	7/28/21	A	2,955,771
9,300	Total Capital Markets				9,142,896
	Chemicals – 3.1%

1,500	Basell Finance Company BV, 144A	8.100%	3/15/27	N/R	1,788,750

3,000	Celanese US Holdings LLC, (4)	5.875%	6/15/21	BB–	3,217,500

1,825	Hexion US Finance Corporation	9.000%	11/15/20	CCC+	1,574,063

2,000	Hexion US Finance	6.625%	4/15/20	Ba3	2,050,000

1,350	Ineos Group Holdings PLC, 144A, (4)	8.500%	2/15/16	B+	1,238,625

2,000	LyondellBasell Industries NV, 144A	5.000%	4/15/19	BB+	2,097,500

Nuveen Investments	55

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Chemicals (continued)

$2,000	Momentive Performance Materials, 144A, (4)	10.000%	10/15/20	B2	$2,005,000

2,500	Omonva Solutions Inc.	7.875%	11/01/18	B2	2,506,250

2,550	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	2,620,125
18,725	Total Chemicals				19,097,813
	Commercial Banks – 1.4%

1,000	PrivatBank Commercial Bank JSC	8.750%	2/09/16	B2	685,000

3,000	Regions Bank	6.450%	6/26/37	BBB–	2,940,000

2,500	Russian Agricultural Bank, 144A	5.298%	12/27/17	Baa1	2,519,250

1,500	Sberbank of Russia Loan	5.717%	6/16/21	A3	1,529,895

1,000	Speedy Cash Inc,, 144A	10.750%	5/15/18	B	1,032,500
9,000	Total Commercial Banks				8,706,645
	Commercial Services & Supplies – 2.8%

915	Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	901,275

1,250	Ceridian Corporation, 144A, (WI/DD)	8.875%	7/15/19	BB	1,290,625

2,340	Covanta Energy Corporation, Synthetic Letter of Credit, (4)	6.375%	10/01/22	BB	2,473,366

1,000	Donnelley & Son Company	7.625%	6/15/20	BB+	935,000

1,715	EnergySolutions Inc.	10.750%	8/15/18	B	1,432,025

2,000	GDR Holding II Corporation, 144A	10.750%	6/01/19	B	1,980,000

550	Geo Group Inc.	6.625%	2/15/21	B+	567,875

1,850	Heckman Corporation	9.875%	4/15/18	B–	1,757,500

2,500	International Lease Finance Corporation	5.875%	4/01/19	BBB–	2,502,423

1,300	Liberty Tire Recycling, 144A	11.000%	10/01/16	B	1,196,000

500	Monitronics International Inc., 144A, (4)	9.125%	4/01/20	CCC+	480,000

2,000	Suare Two Financial Corporation	11.625%	4/01/17	B	1,785,000
17,920	Total Commercial Services & Supplies				17,301,089
	Commodity – 0.3%

1,750	Methanex Corporation	5.250%	3/01/22	BBB–	1,815,643
	Communications Equipment – 1.5%

1,900	Goodman Networks Inc., 144A	12.125%	7/01/18	B+	1,957,000

3,470	IntelSat Jackson Holdings, (4)	7.250%	4/01/19	B	3,643,500

4,750	Nokia Corporation, (4)	5.375%	5/15/19	BB+	3,740,625
10,120	Total Communications Equipment				9,341,125
	Construction & Engineering – 0.3%

1,500	Wyle Services Corporation, 144A	10.500%	4/01/18	B–	1,620,000
	Construction Materials – 0.3%

2,000	Cemex SAB de CV, 144A, (4)	9.000%	1/11/18	B+	1,785,000
	Consumer Finance – 0.7%

2,000	Nationstar Mortgage LLC Capital Corporation, 144A	7.625%	5/01/19	B+	2,115,000

2,850	Springleaf Finance Corporation	6.900%	12/15/17	Caa1	2,274,642
4,850	Total Consumer Finance				4,389,642
	Containers & Packaging – 1.2%

2,000	Berry Plastics Corporation	5.217%	2/15/15	B1	1,997,500

2,500	Longview Fibre Paper & Packaging, 144A, (4)	8.000%	6/01/16	B+	2,500,000

2,550	Reynolds Group, 144A, (4)	8.500%	5/15/18	B–	2,499,000
7,050	Total Containers & Packaging				6,996,500

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Financial Services – 1.6%

$2,000	CNG Holdings Inc., 144A, (4)	9.375%	5/15/20	B	$2,050,000

1,825	Community Choice Financial Inc., 144A	10.750%	5/01/19	B–	1,806,750

1,500	Metalloinvest Finance Limited, 144A	6.500%	7/21/16	Ba3	1,488,750

1,900	SinOceanic II ASA	10.000%	2/17/15	N/R	1,824,000

2,800	UPCB Finance III Limited, 144A, (4)	6.625%	7/01/20	BB–	2,842,000
10,025	Total Diversified Financial Services				10,011,500
	Diversified Telecommunication Services – 2.9%

1,850	Axtel SAB de CV, 144A	9.000%	9/22/19	B–	1,221,000

1,043	FairPoint Communications Inc., (4)	13.125%	4/02/18	N/R	10,430

2,550	Frontier Communications Corporation, (4)	8.500%	4/15/20	BB+	2,703,000

2,325	Integra Telecom, 144A	10.750%	4/15/16	B–	2,266,875

2,750	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	2,832,500

3,500	Level 3 Communications Inc.	11.875%	2/01/19	B–	3,876,250

1,500	Sprint Nextel Corporation	6.000%	12/01/16	B+	1,436,250

3,300	Windstream Corporation	7.875%	11/01/17	BB+	3,597,000
18,818	Total Diversified Telecommunication Services				17,943,305
	Electric Utilities – 0.9%

2,000	Edison Mission Energy	7.000%	5/15/17	CCC	1,120,000

750	Empresa Distribuidora y Comercializadora Norte S.A, 144A, (4)	9.750%	10/25/22	B3	266,250

4,900	Energy Future Holdings, (4)	10.875%	11/01/17	CCC	4,152,750
7,650	Total Electric Utilities				5,539,000
	Energy Equipment & Services – 2.4%

2,600	Alta Mesa Holdngs Finance	9.625%	10/15/18	B	2,567,500

2,000	Atwood Oceanics Inc., (4)	6.500%	2/01/20	BB	2,090,000

1,625	Forbes Energy Services	9.000%	6/15/19	B	1,535,625

500	Green Field Energy Services, 144A	13.000%	11/15/16	CCC	430,000

1,000	Gulfmark Offshore Inc., 144A, (4)	6.375%	3/15/22	BB–	1,010,000

2,300	Jasper Explorer Limited Cyprus	13.500%	5/27/16	N/R	1,897,500

2,000	NGPL PipeCo LLC, (4)	7.119%	12/15/17	Ba3	2,000,000

1,550	Parker Drilling Company, 144A	9.125%	4/01/18	B+	1,639,125

1,500	Troll Drilling & Services Ltd.	13.750%	8/19/16	N/R	1,530,450
15,075	Total Energy Equipment & Services				14,700,200
	Food & Staples Retailing – 1.1%

1,750	Harmony Foods Corporation, 144A	10.000%	5/01/16	B–	1,815,625

1,000	Rite Aid Corporation	10.250%	10/15/19	BB–	1,125,000

3,625	Supervalu Inc., (4)	8.000%	5/01/16	B	3,670,313
6,375	Total Food & Staples Retailing				6,610,938
	Food Products – 2.4%

2,050	Fage Dairy Industry SA, 144A	9.875%	2/01/20	B	1,804,000

3,800	JBS USA LLC, (4)	7.250%	6/01/21	BB	3,534,000

2,000	Land O Lakes Capital Trust I	7.450%	3/15/28	Ba1	1,910,000

1,400	Marfrig Overseas Limited	9.500%	5/04/20	B+	1,092,000

1,075	MHP SA, 144A	10.250%	4/29/15	B	1,036,042

1,750	Mriya Agro Holding PLC, 144A	10.950%	3/30/16	B	1,491,875

Nuveen Investments	57

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2012

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Food Products (continued)

$3,250		Viterra Inc.	5.950%	8/01/20	BBB–	$3,559,452
15,325		Total Food Products				14,427,369
		Gas Utilities – 0.4%

2,125		AmeriGas Finance LLC, (4)	6.750%	5/20/20	Ba2	2,167,500
		Health Care Equipment & Supplies – 0.3%

1,875		Chiron Merger Sub Inc., 144A	12.500%	11/01/19	CCC+	1,696,875
		Health Care Providers & Services – 3.0%

2,000		Acadia Healthcare	12.875%	11/01/18	B–	2,280,000

2,865		Community Health Systems, Inc., (4)	8.000%	11/15/19	B	3,051,225

4,135		HCA Holdings Inc., (4)	7.750%	5/15/21	B–	4,434,788

900		Health Management Associates, 144A, (4)	7.375%	1/15/20	BB–	957,375

2,735		Kindred Healthcare Inc., Term Loan, (4)	8.250%	6/01/19	B–	2,536,713

1,250		National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	1,245,313

2,000		PSS World Medical Inc., 144A	6.375%	3/01/22	BB–	2,050,000

1,000		Radiation Therapy Services Inc.	9.875%	4/15/17	CCC+	782,500

—	(7)	Symbion Inc.	11.000%	8/23/15	CCC+	486

1,000		Wolverine Healthcare Analytics, 144A	10.625%	6/01/20	CCC+	1,040,000
17,885		Total Health Care Providers & Services				18,378,400
		Hotels, Restaurants & Leisure – 3.6%

2,375		Chukchansi Economic Development Authority, 144A	9.750%	11/15/20	CCC+	1,900,000

1,584		CKE Holdings, 144A, (4)	10.500%	3/14/16	Caa1	1,734,891

2,043		El Pollo Loco Inc., 144A	12.500%	1/01/18	Caa2	1,879,330

1,000		Fontainebleau Las Vegas	10.250%	6/15/15	N/R	625

30		Greektown LLC, (3)	10.750%	12/01/13	N/R	0

2,000		Harrah’s Operating Company, Inc., 144A, (4)	12.750%	4/15/18	CCC	1,570,000

2,000		Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	2,182,500

1,000		Icon Health and Fitness Inc., 144A	11.875%	10/15/16	B	872,500

2,500		MGM Resorts International Inc., (4)	6.875%	4/01/16	B–	2,512,500

1,850		MGM Resorts International Inc., 144A	8.625%	2/01/19	B–	1,979,500

3,000		Mohegan Tribal Gaming Authority, 144A, (4)	11.000%	9/15/18	CCC	1,987,500

2,500		Rare Restaurant Group LLC, 144A	15.000%	6/01/17	B–	2,543,750

1,000		Rivers Pittsburgh Borrowers LP, Finance Corporation, 144A	9.500%	6/15/19	B	1,038,750

1,650		Wok Acquisition Group, 144A	10.250%	6/30/20	Caa1	1,699,500
24,532		Total Hotels, Restaurants & Leisure				21,901,346
		Household Durables – 3.0%

750		Agile Property Holdings Limited, (4)	8.875%	4/28/17	BB	735,000

2,250		Beazer Homes USA, Inc., (4)	9.125%	6/15/18	CCC	1,985,625

1,910		Desarrolla Homex S.A.B. de CV, 144A, (4)	9.750%	3/25/20	Ba3	2,005,500

825		K. Hovnanian Enterprises Inc.	11.875%	10/15/15	Caa3	695,063

2,500		K. Hovnanian Enterprises Inc., (4)	10.625%	10/15/16	B3	2,381,250

1,760		KB Home, (4)	8.000%	3/15/20	B+	1,795,200

2,800		Meritage Homes Corporation, 144A	7.000%	4/01/22	BB–	2,884,000

3,800		Taylor Morrison Monarch Communities	7.750%	4/15/20	BB–	3,971,000

1,806		William Lyon Homes Inc.	12.000%	2/25/17	D	1,629,870
18,401		Total Household Durables				18,082,508

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Household Products – 0.3%

$1,750	Central Garden & Pet Compa	8.250%	3/01/18	B	$1,754,375
	Independent Power Producers & Energy Traders – 1.1%

2,300	AES Corporation	9.750%	4/15/16	BB	2,725,500

1,800	Mirant Americas Generation LLC, (4)	8.500%	10/01/21	BB	1,620,000

2,440	NRG Energy Inc., (4)	8.500%	6/15/19	BB–	2,549,800
6,540	Total Independent Power Producers & Energy Traders				6,895,300
	Industrial Conglomerates – 0.5%

2,000	Abengoa Finance SAU, 144A, (4)	8.875%	11/01/17	BB	1,770,000

1,500	J.B. Poindexter & Company, 144A	9.000%	4/01/22	B	1,500,000
3,500	Total Industrial Conglomerates				3,270,000
	Internet Software & Services – 0.2%

1,500	Earthlink Inc., (4)	8.875%	5/15/19	B2	1,460,625
	IT Services – 1.7%

5,475	First Data Corporation, 144A, (4)	8.750%	1/15/22	B–	5,516,063

3,000	First Data Corporation, (4)	11.250%	3/31/16	CCC+	2,827,500

1,850	Zayo Escrow Corporation, 144A	8.125%	1/01/20	B1	1,933,250
10,325	Total IT Services				10,276,813
	Machinery – 1.5%

2,000	Chloe Marine Corporation Limited	12.000%	12/28/16	N/R	2,080,000

2,250	Commercial Vehicle Group	7.875%	4/15/19	B	2,286,563

1,800	Navistar International Corporation, (4)	8.250%	11/01/21	BB	1,725,750

2,850	Terex Corporation	6.500%	4/01/20	BB–	2,885,625
8,900	Total Machinery				8,977,938
	Marine – 0.4%

1,000	Marquette Transportation Company Inc., (4)	10.875%	1/15/17	B–	1,052,500

1,725	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	1,604,250
2,725	Total Marine				2,656,750
	Media – 4.3%

2,000	American Media Inc., 144A, (4)	13.500%	6/15/18	CCC+	1,880,000

2,500	Belo Corporation, (4)	7.750%	6/01/27	BB	2,450,000

1,500	Cengage Learning Acquisition Inc., 144A	11.500%	4/15/20	B	1,552,500

2,000	Charter Communications, CCO Holdings LLC	7.000%	1/15/19	BB–	2,160,000

3,300	Clear Channel Communications, Inc., (4)	9.000%	3/01/21	CCC+	2,871,000

2,500	Clear Channel Worldwide, (4)	7.625%	3/15/20	B+	2,443,750

2,500	CSC Holdings Inc., (4)	7.875%	2/15/18	BB	2,806,250

2,800	Donnelley & Son Company	8.250%	3/15/19	BB+	2,744,000

1,350	Harron Coomunications Finance, 144A	9.125%	4/01/20	B–	1,397,250

2,600	McClatchy Company	11.500%	2/15/17	B1	2,697,500

1,400	Media General Inc.	11.750%	2/15/17	CCC+	1,501,500

2,000	Nara Cable Funding Limited, 144A	8.875%	12/01/18	B+	1,720,000
26,450	Total Media				26,223,750
	Metals & Mining – 5.7%

2,250	AK Steel Corporation, (4)	7.625%	5/15/20	B+	1,901,250

1,000	Aleris International Inc.	10.000%	12/15/16	N/R	100

Nuveen Investments	59

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Metals & Mining (continued)

$1,000	Alrosa Finance SA, 144A	7.750%	11/03/20	BB–	$1,047,270

2,250	APERAM, 144A, (4)	7.750%	4/01/18	BB–	1,912,500

1,500	ArcelorMittal	6.750%	3/01/41	BBB	1,400,087

1,800	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	1,774,606

2,900	Evraz Group S.A, 144A	7.400%	4/24/17	BB–	2,842,522

2,750	Fosun International Limited, 144A, (4)	7.500%	5/12/16	BB+	2,640,000

2,500	Glencore Finance Europe	7.500%	1/06/61	BBB	2,593,750

1,000	Hidili Industry Internationl Development Limited, 144A	8.625%	11/04/15	B+	805,000

1,195	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	1,183,050

1,490	JMC Steel Group, 144A, (4)	8.250%	3/15/18	B	1,478,825

2,000	Mirabela Nickel Limited, 144A	8.750%	4/15/18	CCC+	1,370,000

1,400	Northland Resources AB	13.000%	3/06/17	B–	1,379,000

2,100	Patriot Coal Corporation, (4), (8)	8.250%	4/30/18	CCC	750,750

1,835	Taseko Mines Limited	7.750%	4/15/19	B	1,752,425

2,000	Tempel Steel Company, 144A	12.000%	8/15/16	B	1,902,500

3,115	Thompson Creek Metals Company	7.375%	6/01/18	CCC+	2,499,788

2,000	United States Steel Corporation, (4)	7.500%	3/15/22	BB	1,920,000

2,000	Vedanta Resources PLC, 144A, (4)	8.250%	6/07/21	BB	1,865,000

2,000	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	1,580,000
40,085	Total Metals & Mining				34,598,423
	Multiline Retail – 1.5%

3,000	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC	2,535,000

2,500	Burlington Coat Factory	10.000%	2/15/19	Caa1	2,650,000

2,070	J.C. Penney Corporation Inc.	5.650%	6/01/20	Ba1	1,780,200

2,000	Macys Retail Holdings Inc.	7.875%	8/15/36	BBB	2,147,346
9,570	Total Multiline Retail				9,112,546
	Oil, Gas & Consumable Fuels – 12.2%

2,800	Alpha Natural Resources Inc., (4)	6.000%	6/01/19	BB–	2,387,000

1,525	Atlas Pipeline LP Finance	8.750%	6/15/18	B	1,627,938

2,500	Bill Barrett Corporation	7.000%	10/15/22	BB–	2,387,500

1,900	Black Elk Energy Offshore Operations LLC	13.750%	12/01/15	B	1,909,500

2,500	Breitburn Energy Partners LP, 144A, (4)	7.875%	4/15/22	B	2,500,000

2,825	Calumet Specialty Products	9.375%	5/01/19	B	2,832,063

1,000	Chaparral Energy Inc., 144A, (4)	7.625%	11/15/22	B–	1,020,000

2,000	Chesapeake Energy Corporation, (4)	6.875%	11/15/20	BB	1,970,000

1,975	Deep Drilling 7 and 8 PT	14.250%	3/05/15	N/R	1,955,685

1,400	Exco Resources Inc., (4)	7.500%	9/15/18	B3	1,211,000

1,400	Goden Close Marit Corporation	11.000%	12/09/15	N/R	1,491,000

1,500	Halcon Resources Limited Liability Corporation, 144A, (WI/DD)	9.750%	7/15/20	B3	1,505,730

2,515	Holly Energy Partners LP, 144A	6.500%	3/01/20	BB–	2,533,863

2,220	Inergy LP Finance	7.000%	10/01/18	Ba3	2,286,600

1,500	Kinder Morgan Finance Company ULC, (4)	5.700%	1/05/16	Ba1	1,578,750

2,000	Kodiak Oil and Gas Corporation, 144A, (4)	8.125%	12/01/19	B–	2,060,000

2,205	Martin Mid-Stream Partners LP Finance	8.875%	4/01/18	B	2,227,050

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,000	Northern Oil and Gas Inc., 144A	8.000%	6/01/20	B–	$2,985,000

1,800	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	1,737,000

2,225	PBF Holding Company LLC, 144A, (4)	8.250%	2/15/20	BB+	2,219,438

2,500	Peabody Energy Corporation, 144A, (4)	6.000%	11/15/18	BB+	2,487,500

2,275	PetroBakken Energy Limited, 144A, (4)	8.625%	2/01/20	CCC+	2,263,625

2,000	PetroPlus Finance Limited, 144A, (8)	7.000%	5/01/17	C	230,000

1,200	PetroPlus Finance, (8)	9.375%	9/15/19	C	138,000

3,500	Plains Exploration & Production Company, (4)	6.125%	6/15/19	BB–	3,517,500

2,300	Polarcus Alima	12.500%	10/29/15	N/R	2,323,000

500	Quicksilver Resources Incorporated	11.750%	1/01/16	B2	486,875

4,002	Sabine Pass LNG LP	7.500%	11/30/16	BB+	4,202,100

1,900	Samson Investment Company, 144A, (4)	9.750%	2/15/20	B1	1,890,500

1,250	Sandridge Energy Inc.	7.500%	3/15/21	B3	1,234,375

2,000	Sandridge Energy Inc.	8.125%	10/15/22	B	2,020,000

2,000	Saratoga Resources Inc.	12.500%	7/01/16	NA	1,990,000

3,150	SM Energy Company	6.625%	2/15/19	BB	3,228,750

1,650	Stone Energy Corporation, (4)	8.625%	2/01/17	B	1,674,750

2,245	United Refining Inc., 144A	10.500%	2/28/18	B	2,301,125

1,850	Vanguard Natural Resources Finance, (4)	7.875%	4/01/20	B–	1,850,000

2,000	Western Gas Partners LP	4.000%	7/01/22	Baa3	2,000,000
77,112	Total Oil, Gas & Consumable Fuels				74,263,217
	Paper & Forest Products – 2.5%

1,985	Abiti-Bowater Inc.	10.250%	10/15/18	BB–	2,203,350

250	Consolidated Container Company Limited Liability Corporation, 144A	10.125%	7/15/20	Caa1	257,500

1,000	Louisiana Pacific Corporation, 144A, (4)	7.500%	6/01/20	BB	1,047,500

2,500	Millar Western Forest Products Ltd, (4)	8.500%	4/01/21	B–	1,912,500

1,800	Sappi Papier Holding GMBH, 144A, (WI/DD)	8.375%	6/15/19	N/R	1,802,250

3,575	Stora Enso Oyj	7.250%	4/15/36	BB	3,163,875

2,825	Tembec Industries, Inc., (4)	11.250%	12/15/18	B–	2,817,938

2,000	Verso Paper Holdings LLC, 144A, (4)	11.750%	1/15/19	Ba2	2,020,000

500	Verso Paper Holdings LLC	8.750%	2/01/19	B3	197,500
16,435	Total Paper & Forest Products				15,422,413
	Pharmaceuticals – 0.7%

2,000	BPA Laboratories Inc., 144A	12.250%	4/01/17	N/R	1,920,000

2,315	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	2,393,131
4,315	Total Pharmaceuticals				4,313,131
	Real Estate Investment Trust – 0.6%

3,500	First Industrial Realty Trust	5.950%	5/15/17	BB	3,600,482
	Real Estate Management & Development – 2.6%

1,650	Agile Property Holdings Limited, 144A	10.000%	11/14/16	BB	1,707,750

2,500	Central China Real Estate Limited, 144A, (4)	12.250%	10/20/15	B+	2,590,500

2,950	Country Garden Holding Company, 144A, (4)	11.125%	2/23/18	BB–	2,986,875

1,500	Evergrande Real Estate Group Limited, (4)	13.000%	1/27/15	BB	1,413,750

1,500	Longfor Properties Company Limited, 144A, (4)	9.500%	4/07/16	BB	1,567,500

Nuveen Investments	61

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Real Estate Management & Development (continued)

$1,375	Realogy Corporation, 144A, (4)	11.500%	4/15/17	Caa3	$1,302,813

2,900	Realogy Corporation, 144A, (4)	9.000%	1/15/20	Caa1	2,987,000

1,500	Shanghai Industrial Urban Development Group Limited, 144A	9.750%	7/23/14	B2	1,556,365
15,875	Total Real Estate Management & Development				16,112,553
	Road & Rail – 0.2%

994	Inversiones Alsacia SA, 144A	8.000%	8/18/18	Ba2	961,347
	Semiconductors & Equipment – 0.4%

2,000	Freescale Semiconductor Inc., 144A, (4)	10.125%	3/15/18	B1	2,185,000
	Specialty Retail – 1.0%

1,500	Office Depot Inc., (4)	9.750%	3/15/19	B2	1,458,750

4,350	Rite Aid Corporation, 144A	9.250%	3/15/20	CCC	4,360,875
5,850	Total Specialty Retail				5,819,625
	Textiles, Apparel & Luxury Goods – 0.2%

1,375	Gymboree Corporation, Term Loan, (4)	9.125%	12/01/18	CCC+	1,275,313
	Tobacco – 0.2%

1,000	North Atlantic Trading Company, 144A	19.000%	1/15/17	CCC	930,000
	Trading Companies & Distributors – 1.2%

2,300	Aircastle Limited	6.750%	4/15/17	BB+	2,323,000

250	Ashtead Capital Inc., 144A, (WI/DD)	6.500%	7/15/22	B+	249,999

2,000	Minerva Overseas II Limited, (4)	10.875%	11/15/19	B+	2,004,999

2,600	United Rentals North America Inc., (4)	8.375%	9/15/20	B	2,736,499
7,150	Total Trading Companies & Distributors				7,314,497
	Wireless Telecommunication Services – 2.7%

1,500	Bakrie Telecom TPE Limited	11.500%	5/07/15	B	877,499

1,750	Clearwire Corporation	12.000%	12/01/15	B3	1,592,499

2,000	Digicel Group, Limited, 144A, (4)	8.875%	1/15/15	B–	2,019,999

1,500	Eileme 2 AB, 144A	11.625%	1/31/20	B–	1,541,249

2,000	Nextel Communications, Inc.	7.375%	8/01/15	B+	2,002,499

2,350	NII Capital Corporation	8.875%	12/15/19	B+	2,129,687

2,750	Sprint Capital Corporation, (4)	6.900%	5/01/19	B+	2,584,999

1,500	Trilogy International Partners LLC, (4)	10.250%	8/15/16	CCC+	1,222,499

2,625	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB+	2,296,874
17,975	Total Wireless Telecommunication Services				16,267,804
$517,904	Total Corporate Bonds (cost $506,246,361)				497,761,579

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CONVERTIBLE BONDS – 0.9%

	Computers & Peripherals – 0.2%

$1,238	Hutchinson Technology Inc., Convertible Bond	8.500%	1/15/26	N/R	$837,198
	Diversified Telecommunication Services – 0.2%

2,000	Alaska Communications Systems Group Inc.	6.250%	5/01/18	B+	1,400,000
	Energy Equipment & Services – 0.1%

1,500	Evergreen Solar Inc.	13.000%	4/15/15	N/R	710,625

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Machinery – 0.2%

$1,500	Navistar International Corporation, Convertible Bond, (4)	3.000%	10/15/14	B1	$1,398,750
	Metals & Mining – 0.2%

3,000	Great Western Minerals Group	8.000%	4/06/17	N/R	1,346,250
$9,238	Total Convertible Bonds (cost $6,247,611)				5,692,823

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CAPITAL PREFERRED SECURITIES – 3.3%

	Capital Markets – 0.4%

$3,815	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$2,582,831
	Commercial Banks – 0.5%

3,500	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	3,093,125
	Consumer Finance – 0.2%

2,000	AFGC Capital Trust I, 144A	6.000%	1/15/67	Caa3	1,000,000
	Insurance – 1.4%

2,700	American International Group, Inc.	6.250%	3/15/37	BBB	2,497,500

3,000	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	2,160,000

3,500	Lincoln National Corporation	7.000%	5/17/66	BBB	3,342,500

1,000	XL Capital Ltd	6.500%	10/15/57	BBB–	812,500
10,200	Total Insurance				8,812,500
	Marine – 0.5%

3,000	OSX Leasing BV, 144A	9.250%	3/20/15	N/R	2,995,500
	Oil, Gas & Consumable Fuels – 0.3%

2,100	Southern Union Company	3.483%	11/01/66	Ba1	1,708,875
$24,615	Total Capital Preferred Securities (cost $18,170,130)				20,192,831

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%

$155	U.S. Treasury Notes	3.375%	6/30/13	Aaa	$159,789

1,000	U.S. Treasury Notes, (4)	1.500%	12/31/13	Aaa	1,017,734
$1,155	Total U.S. Government and Agency Obligations (cost $1,157,786)				1,177,523

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	ASSET BACKED-AND MORTGAGE-BACKED SECURITIES – 0.0%

$3	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1998-1	6.040%	11/01/29	A	$3,665
$3	Total Asset-Backed and Mortgage-Backed Securities (cost $3,471)				3,665

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 0.9%

24,000	Alliance National Municipal Inc.				$376,800

169,000	Blackrock Credit Allocation Income Trust IV				2,239,250

54,000	First Trust Strategic High Income Fund II, (4)				919,620

Nuveen Investments	63

Portfolio of Investments

Nuveen High Income Bond Fund (continued)

June 30, 2012

Shares	Description (1)				Value

	INVESTMENT COMPANIES (continued)

28,500	Gabelli Global Gold Natural Resources and Income Trust				$382,185

107,500	Pimco Income Strategy Fund				1,283,550
	Total Investment Companies (cost $4,836,164)				5,201,405

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SOVEREIGN DEBT – 0.9%

	Argentina – 0.7%

$1,965	Province of Buenos Aires, 144A	10.875%	1/26/21	B	$1,070,925

1,000	Provincia de Cordoba, 144A	12.375%	8/17/17	B	573,330

1,500	Republic of Argentina	7.000%	10/03/15	B	1,161,000

1,250	Republic of Argentina	8.750%	6/02/17	B	1,075,000
5,715	Total Argentina				3,880,255
	Ukraine – 0.2%

1,500	Naftogaz Ukraine	9.500%	9/30/14	B	1,438,125
$7,215	Total Sovereign Debt (cost $6,502,275)				5,318,380

Shares	Description (1)				Value
	WARRANTS – 0.0%

6,488	FairPoint Communications Inc.				$973

500	Green Field Energy Services Warrants, (6)				10,000
	Total Warrants (cost $19,604)				10,973

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 25.9%

	Money Market Funds – 25.9%

157,452,505	Mount Vernon Securities Lending Prime Portfolio, 0.197% (9), (10)				$157,452,505
	Total Investments Purchased with Collateral from Securities Lending (cost $157,452,505)				157,452,505

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SHORT-TERM INVESTMENTS – 2.7%

	Money Market Funds – 2.7%

16,460,636	First American Treasury Obligations Fund, Class Z	0.000% (9)	N/A	N/A	$16,460,636
	U.S. Government and Agency Obligations – 0.0%

$110	U.S. Treasury Bills, (11)	0.330%	7/26/12	Aaa	109,997
	Total Short-Term Investments (cost $16,570,634)				16,570,633
	Total Investments (cost $770,128,569) – 125.8%				765,135,332
	Other Assets Less Liabilities – (25.8)%				(156,692,747)
	Net Assets – 100%				$608,442,585

64	Nuveen Investments

Investments in Derivatives at June 30, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Long	64	9/12	$8,536,000	$12,132

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities and warrants categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(9)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(10)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(11)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	65

Portfolio of Investments

Nuveen Inflation Protected Securities Fund

June 30, 2012

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.1%

	Diversified Financial Services – 0.1%

200	Bank of America Corporation	7.250%		BB+	$195,000
	Thrifts & Mortgage Finance – 0.0%

16,000	Federal National Mortgage Association	4.700%		Ca	26,080
	Total $25 Par (or similar) Preferred Securities (cost $574,350)				221,080

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 1.8%

	Auto Components – 0.0%

$175	Dana Holding Corporation	6.500%	2/15/19	BB	$185,938
	Automobiles – 0.0%

100	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B	102,750
	Chemicals – 0.1%

225	Huntsman International LLC, (3)	5.500%	6/30/16	BB–	225,000

150	Sinochem Overseas Capital Limited	4.500%	11/12/20	Baa1	150,928
375	Total Chemicals				375,928
	Commercial Banks – 0.1%

200	Banco do Nordeste do Brasil, 144A, (3)	3.625%	11/09/15	BBB	202,000

250	Regions Financial Corporation, (3)	7.750%	11/10/14	BBB–	270,000
450	Total Commercial Banks				472,000
	Commodity – 0.1%

250	Methanex Corporation	5.250%	3/01/22	BBB–	259,378
	Containers & Packaging – 0.0%

175	Reynolds Group, 144A, (3)	7.125%	4/15/19	BB–	183,313
	Electric Utilities – 0.2%

570	Comision Federal de Electricidad of the United States of Mexcio, 144A, (3)	4.875%	5/26/21	Baa1	615,600
	Energy Equipment & Services – 0.1%

200	Parker Drilling Company, 144A	9.125%	4/01/18	B+	211,500
	Food Products – 0.1%

250	Viterra Inc.	5.950%	8/01/20	BBB–	273,804
	Health Care Providers & Services – 0.1%

360	HCA Inc.	7.250%	9/15/20	BB+	396,000
	Independent Power Producers & Energy Traders – 0.0%

75	Calpine Corporation, 144A	7.875%	7/31/20	BB	82,688
	Machinery – 0.1%

200	Navistar International Corporation, (3)	8.250%	11/01/21	BB	191,750
	Metals & Mining – 0.6%

150	Alrosa Finance SA, 144A	7.750%	11/03/20	BB–	157,091

200	Evraz Group S.A, 144A	7.400%	4/24/17	BB–	196,036

1,000	Southern Copper Corporation	7.500%	7/27/35	BBB	1,147,929

200	Taseko Mines Limited	7.750%	4/15/19	B	191,000

250	Vedanta Resources PLC, 144A, (3)	9.500%	7/18/18	BB	251,250
1,800	Total Metals & Mining				1,943,306

66	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.2%

$250	Holly Energy Partners LP, 144A	6.500%	3/01/20	BB–	$251,875

200	Seadrill Limited	6.500%	10/05/15	N/R	199,000

175	SM Energy Company	6.625%	2/15/19	BB	179,375
625	Total Oil, Gas & Consumable Fuels				630,250
	Real Estate Management & Development – 0.1%

200	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	202,500
	Road & Rail – 0.0%

175	Hertz Corporation, (3)	7.375%	1/15/21	BB–	187,247
$5,980	Total Corporate Bonds (cost $6,054,590)				6,313,952

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.3%

	Illinois – 0.3%

$1,130	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	$1,259,148
$1,130	Total Municipal Bonds (cost $1,130,000)				1,259,148

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 90.5%

$1,245	Federal National Mortgage Association	4.625%	5/01/13	Aa2	$1,289,277

1,280	Freddie Mac Reference Notes, (3)	2.375%	1/13/22	Aaa	1,313,605

1,055	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	1,218,872

8,992	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	14,529,798

9,046	U.S. Treasury Inflation Indexed Obligations	0.625%	4/15/13	Aaa	9,060,778

8,480	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/14	Aaa	8,804,569

5,479	U.S. Treasury Inflation Indexed Obligations	1.250%	4/15/14	Aaa	5,657,092

4,760	U.S. Treasury Inflation Indexed Obligations	2.000%	7/15/14	Aaa	5,044,223

6,344	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/15	Aaa	6,741,723

8,154	U.S. Treasury Inflation Indexed Obligations	0.500%	4/15/15	Aaa	8,466,140

5,447	U.S. Treasury Inflation Indexed Obligations	1.875%	7/15/15	Aaa	5,923,889

5,437	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/16	Aaa	6,015,399

17,840	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/16	Aaa	18,569,293

6,853	U.S. Treasury Inflation Indexed Obligations	2.500%	7/15/16	Aaa	7,845,024

7,119	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/17	Aaa	8,216,233

4,452	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	4,699,831

3,725	U.S. Treasury Inflation Indexed Obligations, (3)	2.625%	7/15/17	Aaa	4,424,069

3,926	U.S. Treasury Inflation Indexed Obligations	1.625%	1/15/18	Aaa	4,480,336

4,056	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	4,853,218

5,682	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	6,605,932

10,112	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	11,741,408

14,257	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	16,406,856

12,863	U.S. Treasury Inflation Indexed Obligations, (3)	0.625%	7/15/21	Aaa	14,325,984

22,756	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	24,076,769

Nuveen Investments	67

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2012

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$11,498		U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	$15,142,766

6,637		U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	8,469,579

5,191		U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	6,965,984

6,397		U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	8,015,346

8,358		U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	12,893,461

4,410		U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	6,119,742

6,882		U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	9,768,312

8,095		U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	11,553,565

7,667		U.S. Treasury Inflation Indexed Obligations, (3)	0.750%	2/15/42	Aaa	8,042,962

7,600		U.S. Treasury Notes, (3)	1.875%	2/28/14	Aaa	7,795,046

1,720		U.S. Treasury Notes	1.000%	9/30/16	Aaa	1,746,741

3,782		U.S. Treasury Notes	1.375%	7/15/18	Aaa	4,318,234

4,186		U.S. Treasury Notes	1.875%	7/15/19	Aaa	5,007,046

10,880		U.S. Treasury Notes	2.000%	2/15/22	Aaa	11,246,351
$272,663		Total U.S. Government and Agency Obligations (cost $289,960,159)				317,395,453

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 2.1%

$730		DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	$786,880

1,040		Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	1,051,417

977		JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	1,038,572

1,781		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%	7/16/49	Aaa	1,823,576

700		OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	799,146

501		Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	511,799

1,260		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	1,383,129
$6,989		Total Asset-Backed and Mortgage-Backed Securities (cost $7,032,203)				7,394,519

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 0.3%

		Canada – 0.2%

750	CAD	Canadian Government Bond	3.500%	6/01/20	AAA	$843,151
		Poland – 0.1%

250		Republic of Poland, (3)	6.375%	7/15/19	A2	294,460
		Total Sovereign Debt (cost $1,013,016)				1,137,611

Shares		Description (1)				Value
		INVESTMENT COMPANIES – 0.1%

10,500		Blackrock Credit Allocation Income Trust IV				$139,125

11,000		Pimco Income Strategy Fund, (3)				131,340
		Total Investment Companies (cost $242,375)				270,465

68	Nuveen Investments

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 6.5%

	Money Market Funds – 6.5%

22,654,387	Mount Vernon Securities Lending Prime Portfolio, 0.197% (6), (7)				$22,654,387
	Total Investments Purchased with Collateral from Securities Lending (cost $22,654,387)				22,654,387

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 4.9%

	Money Market Funds – 4.7%

16,516,880	First American Treasury Obligations Fund, Class Z	0.000% (6)	N/A	N/A	$16,516,880
	U.S. Government and Agency Obligations – 0.2%

$420	U.S.Treasury Bills, (8)	0.330%	7/26/12	Aaa	419,990

320	U.S.Treasury Bills, (8)	0.158%	2/07/13	Aaa	319,687

$740	Total U.S. Government and Agency Obligations				739,677
	Total Short-Term Investments (cost $17,256,550)				17,256,557
	Total Investments (cost $345,917,630) – 106.6%				373,903,172
	Other Assets Less Liabilities – (6.6)% (9)				(23,311,452)
	Net Assets – 100%				$350,591,720

Investments in Derivatives at June 30, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (9)
Citigroup	U.S. Dollar	4,184,860	Canadian Dollar	4,150,000	7/23/12	$(110,837)
Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (9)
JPMorgan	$8,000,000	Receive	3-Month USD-LIBOR	0.641%	Semi-Annually	1/12/14	$(29,715)	$(29,715)
JPMorgan	1,000,000	Receive	3-Month USD-LIBOR	3.858	Semi-Annually	1/19/20	(193,336)	(193,336)
UBS	2,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(125,260)	(125,260)
								$(348,311)
*	Annualized.

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	48	9/12	$10,569,000	$(2,737)
U.S. Treasury 5-Year Note	Short	(64)	9/12	(7,934,000)	(7,611)
U.S. Treasury 10-Year Note	Long	42	9/12	5,601,750	1,141
U.S. Treasury Long Bond	Short	(2)	9/12	(295,938)	1,558
U.S. Treasury Ultra Bond	Long	7	9/12	1,167,906	1,322
					$(6,327)

Nuveen Investments	69

Portfolio of Investments

Nuveen Inflation Protected Securities Fund (continued)

June 30, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

N/A	Not applicable.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

CAD	Canadian Dollar

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

70	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Government Bond Fund

June 30, 2012

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 1.1%

	Ohio – 1.1%

$845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	$933,328
$845	Total Municipal Bonds (cost $936,732)				933,328

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 42.8%

$2,160	Fannie Mae Notes	1.050%	9/14/15	Aaa	$2,162,730

950	Fannie Mae Notes	1.125%	4/12/16	Aaa	952,100

500	Federal Farm Credit Banks, Consolidated Systemwide Notes	2.100%	8/10/12	Aaa	501,071

565	Federal Farm Credit Banks, Consolidated Systemwide Notes	4.500%	10/17/12	Aaa	572,129

1,705	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.375%	6/25/13	Aaa	1,723,965

1,350	Federal Farm Credit Banks, Consolidated Systemwide Notes, (4)	3.875%	10/07/13	Aaa	1,410,386

1,400	Federal Farm Credit Banks, Consolidated Systemwide Notes	2.625%	4/17/14	Aaa	1,456,732

700	Federal Farm Credit Banks, Consolidated Systemwide Notes, (4)	3.000%	9/22/14	Aaa	740,603

845	Federal Farm Credit Banks, Consolidated Systemwide Notes, (4)	1.500%	11/16/15	Aaa	870,456

550	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.230%	5/02/17	Aaa	551,055

1,865	Federal Home Loan Bank Bonds	3.125%	12/13/13	Aaa	1,940,087

1,000	Federal Home Loan Bank Bonds	0.875%	12/27/13	Aaa	1,007,935

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,275,489

365	Federal Home Loan Mortgage Corporation, Notes, (4)	3.750%	3/27/19	Aaa	421,586

580	Federal National Mortgage Association	4.625%	5/01/13	Aa2	600,627

785	Federal National Mortgage Association	5.250%	8/01/12	Aa2	788,149

1,700	Federal National Mortgage Association	1.875%	10/15/15	Aaa	1,763,852

1,065	Freddie Mac Notes	0.850%	2/24/16	Aaa	1,066,698

1,000	Freddie Mac Notes	2.000%	2/27/17	Aaa	1,002,692

1,315	Freddie Mac Reference Notes	0.450%	2/21/14	Aaa	1,316,228

580	Freddie Mac Reference Notes, (4)	1.750%	9/10/15	Aaa	601,678

1,140	Freddie Mac Reference Notes, (4)	1.500%	9/21/16	Aaa	1,142,345

225	Freddie Mac Reference Notes	1.000%	6/29/17	Aaa	225,547

1,000	Freddie Mac Reference Notes	1.000%	7/28/17	Aaa	999,481

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	306,595

1,080	Freddie Mac Reference Notes, (4)	2.375%	1/13/22	Aaa	1,108,354

505	Private Export Funding	4.550%	5/15/15	Aaa	562,695

345	Private Export Funding	2.125%	7/15/16	Aaa	363,682

2,725	Tennessee Valley Authority	6.000%	3/15/13	Aaa	2,835,537

530	Tennessee Valley Authority, Series A	3.875%	2/15/21	Aaa	612,324

1,105	U.S. Treasury Bonds, (4)	8.125%	8/15/19	Aaa	1,639,285

430	U.S. Treasury Bonds, (4)	8.500%	2/15/20	Aaa	659,109

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	512,586

160	U.S. Treasury Notes	1.375%	10/15/12	Aaa	160,563

225	U.S. Treasury Notes, (4)	4.250%	11/15/14	Aaa	245,566

2,005	U.S. Treasury Notes	2.000%	2/15/22	Aaa	2,072,514
$34,130	Total U.S. Government and Agency Obligations (cost $34,913,299)				36,172,431

Nuveen Investments	71

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 56.0%

$837	321 Henderson Receivables LLC, Series 2010-1A	5.560%	7/15/59	Aaa	$932,153

776	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	790,504

800	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	804,330

280	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	301,817

1,000	Discover Card Master Trust I 2011-A3 A	0.452%	3/15/17	AAA	1,001,775

673	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	698,608

854	Extended Stay America Trust 2010-EHSA	2.951%	11/05/27	AAA	860,385

930	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	999,979

1,331	Fannie Mae Mortgage Pool AD0486	2.346%	4/01/34	Aaa	1,409,852

299	Fannie Mae Mortgage Pool AD0706	2.306%	3/01/38	Aaa	316,956

943	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	991,979

929	Fannie Mae Mortgage Pool AJ5303	4.000%	11/01/41	Aaa	991,067

1,533	Fannie Mae Mortgage Pool MA0583	4.000%	11/01/40	Aaa	1,634,482

6	Fannie Mae Mortgage Pool 251901	6.500%	8/01/13	Aaa	6,402

12	Fannie Mae Mortgage Pool 252799	7.000%	10/01/14	Aaa	12,194

316	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	349,415

203	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	223,686

195	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	219,772

225	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	244,904

227	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	247,174

384	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	413,596

6	Fannie Mae Mortgage Pool 425550	6.000%	4/01/13	Aaa	6,812

1,835	Fannie Mae Mortgage Pool 464158	3.120%	1/01/15	Aaa	1,919,693

890	Fannie Mae Mortgage Pool 467749	3.240%	4/01/16	Aaa	950,166

13	Fannie Mae Mortgage Pool 556195	6.000%	11/01/13	Aaa	12,659

121	Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	131,304

252	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	281,637

691	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	765,963

122	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	133,295

117	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	127,573

192	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	208,397

473	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	518,548

776	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	846,189

527	Fannie Mae Mortgage Pool 819652	2.899%	3/01/35	Aaa	563,112

185	Fannie Mae Mortgage Pool 848390	1.944%	12/01/35	Aaa	192,064

339	Fannie Mae Mortgage Pool 886034	2.635%	7/01/36	Aaa	359,392

438	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	494,174

444	Fannie Mae Mortgage Pool 913187	2.440%	4/01/37	Aaa	472,253

736	Fannie Mae Mortgage Pool 914224	2.844%	3/01/37	Aaa	785,981

533	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	619,847

262	Fannie Mae Mortgage Pool 995949	2.468%	9/01/36	Aaa	276,310

473	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	7.055%	2/25/42	Aaa	555,618

749	Fannie Mae REMIC Pass-Through Certificates 2009-M1 A1	3.400%	7/25/19	Aaa	798,906

72	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,316		Fannie Mae REMIC Pass-Through Certificates 2010-M4 A1	2.520%	6/25/20	Aaa	$1,372,166

940		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	961,891

319		FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	322,745

485		FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	484,880

380		Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	391,231

152		Federal Home Loan Mortgage Corporation, REMIC 2843 BH	4.000%	1/15/18	Aaa	153,430

1,005		Freddie Mac Gold Pool C09000, (WI/DD)	3.500%	6/01/42	Aaa	1,055,499

672		Freddie Mac Gold Pool 1H1396	2.375%	5/01/37	Aaa	710,858

764		Freddie Mac Gold Pool 780836	2.343%	9/01/33	Aaa	794,230

548		Freddie Mac Gold Pool 848193	2.728%	3/01/36	Aaa	584,275

24		Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	26,685

16		Freddie Mac Mortgage Pool, Various E00746	7.000%	9/01/14	Aaa	16,902

10		Freddie Mac Mortgage Pool, Various E72802	6.000%	10/01/13	Aaa	10,138

123		Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	139,636

253		Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	289,894

—	(5)	Freddie Mac Mortgage Pool, Various G10735	7.500%	9/01/12	Aaa	355

1,001		Freddie Mac Multifamily Structured Pass Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	1,082,409

1,142		Freddie Mac Mulitfamily Strucured Pass Through Certificates, Series K701	2.776%	6/26/17	Aaa	1,193,803

959		Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	1,017,830

460		Freddie Mac Structures Pass Through Certificates, Series K-501	1.655%	11/25/16	Aaa	468,722

524		Freddie Mac Structured Pass-Through Certificates Series T045	4.520%	8/27/12	Aaa	525,553

719		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.717%	3/25/43	Ba3	617,653

1,194		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-4F	5.779%	5/25/35	CC	755,961

93		Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	108,620

43		Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	44,927

6		Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	7,316

904		Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	998,285

110		Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	128,511

871		Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	991,831

256		Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	296,663

27		GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A	25,790

344		Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	B	322,346

883		JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	912,829

650		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1	2.178%	7/16/49	Aaa	665,175

951		National Credit Union Adminstration Guaranteed Structured Collateral Notes	1.600%	10/29/20	Aaa	963,508

743		Origen Manufactured Housing Contract Trust Collaterlized Notes Series 2005B	5.990%	1/15/37	A+	785,438

403		Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2003-QS12	5.000%	6/25/18	CC	328,635

Nuveen Investments	73

Portfolio of Investments

Nuveen Intermediate Government Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$265	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	$270,777

215	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	227,615

154	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	166,670

754	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/10/18	Aaa	837,809

903	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	949,173

725	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	775,768
$45,233	Total Asset-Backed and Mortgage-Backed Securities (cost $45,669,877)				47,255,355

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.8%

	Money Market Funds – 10.8%

9,126,144	Mount Vernon Securities Lending Prime Portfolio, 0.197% (6), (7)				$9,126,144
	Total Investments Purchased with Collateral from Securities Lending (cost $9,126,144)				9,126,144

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.6%

1,289,203	First American Treasury Obligations Fund, Class Z	0.000% (6)	N/A	N/A	$1,289,203
	U.S. Government and Agency Obligations – 0.3%

$275	U.S. Treasury Bills, (8)	0.330%	7/26/12	Aaa	274,993
	Total Short-Term Investments (cost $1,564,193)				1,564,196
	Total Investments (cost $92,210,245) – 112.6%				95,051,454
	Other Assets Less Liabilities – (12.6)%				(10,604,331)
	Net Assets – 100%				$84,447,123

Investments in Derivatives at June 30, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	89	9/12	$19,596,688	$(7,900)
U.S. Treasury 5-Year Note	Long	85	9/12	10,537,344	17,980
U.S. Treasury 10-Year Note	Short	(16)	9/12	(2,134,000)	2,213
U.S. Treasury Long Bond	Long	1	9/12	147,969	(512)
					$11,781

74	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	75

Portfolio of Investments

Nuveen Intermediate Term Bond Fund

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 34.2%

	Aerospace & Defense – 0.3%

$1,885	Exelis, Inc., 144A	5.550%	10/01/21	BBB+	$2,022,809
	Capital Markets – 2.2%

2,845	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	3,084,208

3,125	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	3,336,153

1,605	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,630,388

2,250	Morgan Stanley	6.625%	4/01/18	A	2,352,528

4,020	Morgan Stanley, (3)	5.500%	7/28/21	A	3,960,733
13,845	Total Capital Markets				14,364,010
	Chemicals – 0.4%

2,255	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,472,513
	Commercial Banks – 2.9%

2,000	Australia and New Zealand Banking Group Limited, 144A, (3)	2.400%	11/23/16	Aaa	2,047,822

1,245	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,285,463

1,910	Bancolombia SA	5.950%	6/03/21	Baa2	2,038,925

925	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	929,625

2,220	BNP Paribas, (3)	3.600%	2/23/16	AA–	2,245,528

1,160	ING Bank NV, 144A	3.750%	3/07/17	A+	1,154,558

2,500	Lloyds TSB Bank	4.875%	1/21/16	A	2,624,590

2,805	Rabobank Nederland	3.875%	2/08/22	AA	2,853,339

1,000	Royal Bank of Scotland Group PLC, (3)	6.400%	10/21/19	A	1,066,358

2,040	Sovereign Bank	8.750%	5/30/18	Baa1	2,211,670
17,805	Total Commercial Banks				18,457,878
	Commercial Services & Supplies – 0.2%

1,195	Donnelley & Son Company	7.625%	6/15/20	BB+	1,117,325
	Communications Equipment – 0.5%

2,945	Motorola, Inc.	6.000%	11/15/17	BBB	3,344,884
	Construction & Engineering – 0.3%

2,000	ABB Finance USA Inc., (3)	4.375%	5/08/42	A	2,149,226
	Consumer Finance – 0.3%

1,700	American Express Credit Corporation	2.800%	9/19/16	A+	1,773,381
	Diversified Financial Services – 5.1%

2,500	Bank of America Corporation	5.750%	12/01/17	A	2,667,990

3,270	Bank of America Corporation	5.875%	1/05/21	A	3,570,209

2,000	Citigroup Inc.	4.587%	12/15/15	A	2,092,152

2,090	Citigroup Inc.	6.125%	11/21/17	A	2,315,559

2,000	Citigroup Inc., (3)	4.500%	1/14/22	A	2,065,708

2,395	Countrywide Financial Corporation, Convertible Bond	6.250%	5/15/16	BBB+	2,492,711

5,720	General Electric Capital Corporation, (3)	5.625%	5/01/18	AA+	6,575,369

1,530	General Electric Capital Corporation, (3)	5.300%	2/11/21	AA	1,717,244

6,935	JPMorgan Chase & Company	4.250%	10/15/20	AA–	7,285,315

1,900	JPMorgan Chase & Company, (3)	4.500%	1/24/22	AA–	2,046,714
30,340	Total Diversified Financial Services				32,828,971

76	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 1.6%

$2,570	Telecom Italia Capital S.p.A	7.175%	6/18/19	BBB	$2,557,150

3,300	Telefonica Emisiones SAU	5.462%	2/16/21	Baa1	2,873,617

3,755	Verizon Communications, (3)	8.750%	11/01/18	A	5,161,413
9,625	Total Diversified Telecommunication Services				10,592,180
	Electric Utilities – 1.0%

1,615	Exelon Generation Co. LLC, 144A	4.250%	6/15/22	Baa1	1,620,181

2,220	FirstEnergy Solutions Corporation, (3)	6.050%	8/15/21	BBB	2,438,193

2,100	Ohio Power Company	6.000%	6/01/16	A–	2,431,076
5,935	Total Electric Utilities				6,489,450
	Electronic Equipment & Instruments – 0.2%

1,205	Ingram Micro Inc.	5.250%	9/01/17	BBB–	1,291,818
	Energy Equipment & Services – 1.0%

2,765	Ensco PLC, (3)	4.700%	3/15/21	BBB+	3,011,746

1,735	Nabors Industries Inc., (3)	5.000%	9/15/20	BBB	1,851,360

1,505	Weatherford International Limited Bermuda	5.125%	9/15/20	BBB	1,615,691
6,005	Total Energy Equipment & Services				6,478,797
	Food Products – 0.2%

1,225	Kraft Foods Inc.	6.500%	8/11/17	Baa2	1,486,277
	Health Care Providers & Services – 0.2%

1,295	UnitedHealth Group Incorporated	3.875%	10/15/20	A–	1,409,163
	Independent Power Producers & Energy Traders – 0.4%

2,275	Constellation Energy Group	5.150%	12/01/20	BBB+	2,518,291
	Insurance – 3.5%

1,495	AFLAC Insurance	8.500%	5/15/19	A–	1,951,589

2,860	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	3,297,497

3,000	American International Group, Inc., (3)	8.250%	8/15/18	A–	3,621,561

2,000	Berkshire Hathaway Inc.	2.200%	8/15/16	AA+	2,080,718

3,055	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	3,272,446

1,985	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	Baa2	1,997,670

1,545	Lincoln National Corporation	8.750%	7/01/19	A–	1,945,586

4,250	Prudential Covered Trust, 144A, (3)	2.997%	9/30/15	A	4,317,295
20,190	Total Insurance				22,484,362
	Media – 4.2%

1,845	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,146,458

1,625	CBS Corporation, (3)	5.750%	4/15/20	BBB	1,890,002

1,850	DIRECTV Holdings LLC	3.550%	3/15/15	BBB	1,948,046

1,640	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	1,814,898

1,460	Discovery Communications Inc.	5.050%	6/01/20	BBB	1,649,479

5,825	NBC Universal Media LLC	4.375%	4/01/21	BBB+	6,408,234

3,000	News America Holdings Inc., (3)	6.650%	11/15/37	BBB+	3,501,930

2,025	Time Warner Cable Inc., (3)	6.750%	7/01/18	BBB	2,466,821

3,000	Time Warner Inc.	4.700%	1/15/21	BBB	3,342,978

2,075	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,047,749
24,345	Total Media				27,216,595

Nuveen Investments	77

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 3.4%

$3,835	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	$3,818,778

3,260	ArcelorMittal, (3)	5.250%	8/05/20	BBB	3,125,140

3,000	BHP Billiton Finance Limited	3.250%	11/21/21	A+	3,130,770

1,230	Freeport McMoRan Copper & Gold, Inc., (3)	3.550%	3/01/22	BBB	1,210,170

2,625	Newmont Mining Corporation	3.500%	3/15/22	BBB+	2,590,870

1,970	Rio Tinto Finance USA Limited,	3.500%	11/02/20	A–	2,095,826

2,000	Southern Copper Corporation	5.375%	4/16/20	Baa2	2,216,022

1,760	Teck Resources Limited, (3)	4.750%	1/15/22	BBB	1,891,132

1,940	Vale Overseas Limited	4.625%	9/15/20	A–	2,029,426
21,620	Total Metals & Mining				22,108,134
	Oil, Gas & Consumable Fuels – 2.3%

1,385	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,608,863

2,500	EOG Resources Inc., (3)	4.100%	2/01/21	A–	2,774,283

1,460	Husky Energy Inc.	6.200%	9/15/17	BBB+	1,725,377

795	Husky Energy Inc.	7.250%	12/15/19	BBB+	981,243

1,685	Marathon Petroleum Corporation, (3)	6.500%	3/01/41	BBB	1,914,932

2,385	Petrobras International Finance Company	5.375%	1/27/21	A3	2,570,484

1,455	Southwestern Energy Company, 144A	4.100%	3/15/22	BBB–	1,474,699

1,275	SunCor Energy Inc.	6.100%	6/01/18	BBB+	1,510,062
12,940	Total Oil, Gas & Consumable Fuels				14,559,943
	Paper & Forest Products – 0.3%

2,000	Celulosa Arauco Y Constitucion, (3)	5.625%	4/20/15	BBB+	2,155,476
	Pharmaceuticals – 0.3%

1,830	Merck & Company Inc., (3)	2.250%	1/15/16	AA	1,910,976
	Real Estate Investment Trust – 0.4%

1,885	Prologis Inc., (3)	6.875%	3/15/20	Baa2	2,254,541
	Road & Rail – 0.3%

1,500	Union Pacific Corporation	5.750%	11/15/17	A–	1,783,646
	Semiconductors & Equipment – 0.7%

1,855	Applied Materials Inc.	4.300%	6/15/21	A–	2,066,021

2,190	Intel Corporation, (3)	3.300%	10/01/21	A+	2,341,147
4,045	Total Semiconductors & Equipment				4,407,168
	Thrifts & Mortgage Finance – 0.3%

1,780	WEA Finance LLC, 144A, (3)	4.625%	5/10/21	A2	1,881,155
	Tobacco – 0.9%

1,300	Altria Group Inc.	9.700%	11/10/18	Baa1	1,798,897

1,365	Altria Group Inc., (3)	4.750%	5/05/21	Baa1	1,547,972

1,815	Lorillard Tobacco	8.125%	6/23/19	Baa2	2,252,545
4,480	Total Tobacco				5,599,414
	Transportation Infrastructure – 0.4%

2,450	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	2,559,193
	Wireless Telecommunication Services – 0.4%

2,405	American Tower Company	5.050%	9/01/20	Baa3	2,526,151
$203,005	Total Corporate Bonds (cost $207,573,771)				220,243,727

78	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CAPITAL PREFERRED SECURITIES – 0.9%

	Capital Markets – 0.1%

$1,165	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$788,728
	Commercial Banks – 0.3%

2,220	Wachovia Capital Trust III	5.570%	3/15/42	BBB+	2,120,100
	Insurance – 0.5%

1,650	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	1,452,000

1,530	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,499,400
3,180	Total Insurance				2,951,400
$6,565	Total Capital Preferred Securities (cost $5,973,426)				5,860,228

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 1.1%

	National – 0.4%

$2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	$2,636,050
	Illinois – 0.7%

3,735	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	4,161,873
$6,235	Total Municipal Bonds (cost $6,235,000)				6,797,923

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.4%

$10,000	Fannie Mae Notes	0.750%	12/19/14	Aaa	$10,072,060

3,160	Fannie Mae Notes	1.250%	9/28/16	Aaa	3,215,180

3,580	Federal National Mortgage Association	1.000%	9/23/13	Aaa	3,609,818

4,595	Federal National Mortgage Association, (3)	2.375%	7/28/15	Aaa	4,848,653

6,655	Freddie Mac Reference Notes	2.000%	8/25/16	Aaa	6,992,828

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,333,526

60	Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	61,369

1,275	U.S. Treasury Bonds	4.750%	2/15/41	Aaa	1,800,938

1,085	U.S. Treasury Notes	1.375%	1/15/13	Aaa	1,091,908

100	U.S. Treasury Notes	4.250%	11/15/13	Aaa	105,395

16,685	U.S. Treasury Notes	0.250%	2/28/14	Aaa	16,668,048

475	U.S. Treasury Notes, (3)	4.250%	11/15/14	Aaa	518,418

1,375	U.S. Treasury Notes, (3)	2.375%	2/28/15	Aaa	1,446,866

2,160	U.S. Treasury Notes, (3)	1.250%	8/31/15	Aaa	2,213,832

45	U.S. Treasury Notes	4.500%	2/15/16	Aaa	51,402

1,215	U.S. Treasury Notes, (3)	3.250%	7/31/16	Aaa	1,344,758

5,480	U.S. Treasury Notes, (3)	0.875%	11/30/16	Aaa	5,534,373

135	U.S. Treasury Notes	0.875%	1/31/17	Aaa	136,171

80	U.S. Treasury Notes	3.125%	5/15/19	Aaa	90,925

6,065	U.S. Treasury Notes, (3)	2.625%	11/15/20	Aaa	6,666,290

25	U.S. Treasury Notes	3.625%	2/15/21	Aaa	29,516

5,140	U.S. Treasury Notes	3.125%	5/15/21	Aaa	5,851,571

Nuveen Investments	79

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$7,285	U.S. Treasury Notes	2.000%	11/15/21	Aaa	$7,553,066

3,000	U.S. Treasury Notes	2.000%	2/15/22	Aaa	3,101,016

1,000	U.S. Treasury Notes, (3)	1.750%	5/15/22	Aaa	1,008,124
$82,730	Total U.S. Government and Agency Obligations (cost $83,080,692)				86,346,051

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 49.3%

$1,982	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$2,018,688

2,955	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	2,962,388

4,041	American Homes Mortgage Advance Trust, Series 2011-SART-1 A2	3.370%	5/10/43	AAA	4,088,280

4,415	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,466,271

7	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Serioes 1997-3	6.960%	3/25/27	A1	6,602

3,570	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.616%	5/17/60	AAA	3,575,976

4,340	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,515,652

575	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (3)	5.205%	12/11/49	AAA	584,151

2,430	Commercial Mortgage Pass-Through Certificates, Series2006-CN2A	5.449%	2/05/19	AAA	2,420,231

4	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	3,711

476	DT Auto Owner Trust 2011-2A	0.960%	1/15/14	AAA	475,708

7,080	Extended Stay America Trust 2010-EHSA	2.951%	11/05/27	AAA	7,132,394

6,038	Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	6,436,888

7,439	Fannie Mae Mortgage Pool AB3194	4.500%	6/01/41	Aaa	8,019,675

2,232	Fannie Mae Mortgage Pool AD0706	2.306%	3/01/38	Aaa	2,366,363

6,038	Fannie Mae Mortgage Pool AD1593, (WI/DD)	4.500%	2/01/40	Aaa	6,498,373

2,618	Fannie Mae Mortgage Pool AE0058	2.347%	7/01/36	Aaa	2,775,528

9,446	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	9,938,229

2,052	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	2,187,519

6,092	Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	6,494,063

2,796	Fannie Mae Mortgage Pool AH5583, (WI/DD)	4.500%	2/01/41	Aaa	3,014,686

6,117	Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	6,522,303

4,861	Fannie Mae Mortgage Pool AJ4052	4.000%	10/01/41	Aaa	5,182,881

9,583	Fannie Mae Mortgage Pool AJ5303	4.000%	11/01/41	Aaa	10,218,238

7,458	Fannie Mae Mortgage Pool AJ7547	4.000%	1/01/42	Aaa	7,952,055

3,310	Fannie Mae Mortgage Pool AL0160, (WI/DD)	4.500%	5/01/41	Aaa	3,562,242

8,055	Fannie Mae Mortgage Pool AL1597	6.000%	7/01/40	Aaa	8,876,348

8,922	Fannie Mae Mortgage Pool AO9636, (WI/DD)	2.500%	7/01/27	Aaa	9,210,594

6,274	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	6,721,245

5,749	Fannie Mae Mortgage Pool 256101	5.500%	2/01/36	Aaa	6,305,858

805	Fannie Mae Mortgage Pool 725111	2.335%	9/01/33	Aaa	858,362

2,900	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	3,155,264

3,176	Fannie Mae Mortgage Pool 725250	5.000%	3/01/34	Aaa	3,456,103

5,180	Fannie Mae Mortgage Pool 735402, (WI/DD)	5.000%	4/01/35	Aaa	5,649,050

3,504	Fannie Mae Mortgage Pool 819652	2.899%	3/01/35	Aaa	3,742,911

80	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$494	Fannie Mae Mortgage Pool 848390	1.944%	12/01/35	Aaa	$512,170

3,588	Fannie Mae Mortgage Pool 879906	2.676%	10/01/33	Aaa	3,827,749

1,205	Fannie Mae Mortgage Pool 886034	2.635%	7/01/36	Aaa	1,278,367

5,004	Fannie Mae Mortgage Pool 960605, (WI/DD)	5.000%	8/01/37	Aaa	5,442,257

7,408	Fannie Mae Mortgage Pool 995838	5.500%	5/01/39	Aaa	8,084,500

1,001	Fannie Mae Mortgage Pool 995949	2.468%	9/01/36	Aaa	1,054,622

9	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1990-89 K	6.500%	7/25/20	Aaa	9,557

822	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2003-30 AE	3.900%	10/25/17	Aaa	827,756

2,151	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2003-52 NF	0.645%	6/25/23	Aaa	2,156,702

1,920	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	2,043,300

1,040	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	1,115,562

6,100	Fannie Mae TBA Mortgage Pool, (WI/DD)	5.500%	TBA	Aaa	6,653,765

9	Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	10,719

25	Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	26,968

2,994	Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	3,206,171

140	Federal Home Loan Mortgage Corporation, REMIC 2795 CL	4.500%	7/15/17	Aaa	139,649

1,437	Federal Home Loan Mortgage Corporation, REMIC 2863 HF	0.742%	2/15/19	Aaa	1,443,063

1,334	Federal Home Loan Mortgage Corporation, REMIC 2755 FO	0.692%	4/15/32	Aaa	1,335,185

1,386	Federal Home Loan Mortgage Corporation, REMIC 3555 DA	4.000%	12/15/14	Aaa	1,401,415

982	Federal Home Loan Mortgage Corporation, REMIC 3555 EA	4.000%	12/15/14	Aaa	992,669

2,465	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.319%	3/25/35	A+	2,183,647

2,835	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.866%	10/19/54	AAA	2,850,561

6,160	Freddie Mac Gold Pool C09000, (WI/DD)	3.500%	6/01/42	Aaa	6,469,527

5,775	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	6,278,210

4,775	Freddie Mac Gold Pool Q03085, (WI/DD)	4.000%	9/01/41	Aaa	5,076,896

539	Freddie Mac Gold Pool 786281	2.489%	1/01/28	Aaa	576,029

519	Freddie Mac Gold Pool 847161	2.344%	5/01/31	Aaa	552,696

588	Freddie Mac Gold Pool 847190	2.289%	4/01/29	Aaa	625,510

1,828	Freddie Mac Gold Pool 847209	2.273%	10/01/30	Aaa	1,937,752

1,406	Freddie Mac Gold Pool 847210	2.333%	9/01/33	Aaa	1,495,345

2,647	Freddie Mac Gold Pool 848282	2.430%	6/01/38	Aaa	2,795,120

3,224	Freddie Mac Structured Pass-Through Certificates 2002 Series T-47	4.159%	8/27/12	Aaa	3,225,656

1,581	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	1,586,725

5,693	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/12/43	Aaa	6,091,204

6,000	Government National Mortgage Association Pool AA5391, (WI/DD)	3.500%	6/15/42	Aaa	6,427,661

3,750	GraceChurch Card PLC. Series 2012-1A.	0.942%	2/15/17	AAA	3,749,014

89	Green Tree Fiancial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	89,634

30	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1996-9	7.200%	8/15/27	AAA	31,358

5,000	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	5,090,104

3,672	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,796,433

Nuveen Investments	81

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,462	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	$2,363,744

3,200	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	3,653,238

1,960	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	1,962,450

152	RBSSP Resecuritization Trust 2009-11	1.995%	12/26/37	Aa3	152,133

227	RBSSP Resecuritization Trust 2009-8	0.385%	3/26/37	Aaa	223,958

2,075	RBSSP Resecuritization Trust 2010-10	0.375%	9/26/36	N/R	1,804,911

3,534	RBSSP Resecuritization Trust 2010-4	0.355%	3/26/36	A	3,302,318

1,681	RBSSP Resecuritization Trust 2010-8	0.575%	7/26/36	N/R	1,592,258

2,590	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	1,867,030

1,733	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	1,770,468

6,134	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.091%	10/14/14	Aaa	6,144,449

220	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.877%	8/25/34	Baa2	209,059

1,229	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	1,333,810

5,111	U.S. Small Business Administration Guranteed Participating Securities, Partificpation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	5,269,082

4,649	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	4,972,886

381	Vericrest Opportunity Loan Transferee, Series 2011-NL2A	5.682%	6/25/51	Baa2	381,556

6,000	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	4.004%	9/13/28	AAA	6,533,976

1,510	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.322%	6/15/20	Aaa	1,405,465

4,000	Walter Investment Management Company Capital Trust, Series 2012-AA, (WI/DD)	4.549%	10/15/50	BBB	4,008,750

759	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2003-J	4.434%	10/25/33	AAA	761,788

3,220	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	3,534,663
$302,972	Total Asset-Backed and Mortgage-Backed Securities (cost $312,926,500)				317,134,050

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.2%

	Mexico – 0.2%

$1,400	United Mexican States	5.625%	1/15/17	Baa1	$1,629,250
$1,400	Total Sovereign Debt (cost $1,387,694)				1,629,250

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.5%

	Money Market Funds – 11.5%

74,365,907	Mount Vernon Securities Lending Prime Portfolio, 0.197% (5), (6)				$74,365,907
	Total Investments Purchased with Collateral from Securities Lending (cost $74,365,907)				74,365,907

82	Nuveen Investments

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 10.1%

	Money Market Funds – 9.7%

62,484,880	First American Treasury Obligations Fund, Class Z	0.000% (5)	N/A	N/A	$62,484,880
	U.S. Government and Agency Obligations – 0.4%

$640	U.S. Treasury Bills, (7)	0.330%	7/26/12	Aaa	639,984

845	U.S. Treasury Bills, (7)	0.158%	2/07/13	Aaa	844,174

950	U.S. Treasury Bills, (7)	0.158%	3/07/13	Aaa	948,938

$2,435	Total U.S. Government and Agency Obligations				2,433,096
	Total Short-Term Investments (cost $64,917,997)				64,917,976
	Total Investments (cost $756,460,987) – 120.7%				777,295,112
	Other Assets Less Liabilities – (20.7)% (8)				(133,399,070)
	Net Assets – 100%				$643,896,042

Investments in Derivatives at June 30, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (8)
JPMorgan	$17,000,000	Receive	3-Month USD-LIBOR	0.641%	Semi-Annually	1/12/14	$(63,146)	$(63,146)
JPMorgan	5,000,000	Receive	3-Month USD-LIBOR	3.858	Semi-Annually	1/19/20	(966,679)	(966,679)
UBS	8,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(501,039)	(501,039)
								$(1,530,864)
*	Annualized.

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	557	9/12	$122,644,438	$(60,073)
U.S. Treasury 5-Year Note	Long	150	9/12	18,595,313	2,778
U.S. Treasury 10-Year Note	Short	(38)	9/12	(5,068,250)	19,130
U.S. Treasury Long Bond	Long	102	9/12	15,092,813	43,905
U.S. Treasury Ultra Bond	Long	38	9/12	6,340,063	(42,894)
					$(37,154)

Nuveen Investments	83

Portfolio of Investments

Nuveen Intermediate Term Bond Fund (continued)

June 30, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

N/A	Not applicable.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

84	Nuveen Investments

Portfolio of Investments

Nuveen Short Term Bond Fund

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 46.9%

	Airlines – 1.2%

$2,540	Delta Air Lines Pass Through Certificates Series 2012-1A	4.750%	5/07/20	A–	$2,571,750

2,509	Delta Airlines, (3)	5.300%	4/15/19	A–	2,678,157

2,000	JetBlue Airways Pass Through Trust, Series 2004-1	0.888%	3/15/14	BB+	1,910,000

1,998	United Airlines Inc., 144A	9.875%	8/01/13	BB	2,060,438

1,562	US Airways Pass Through Trust, Pass Through Certificates, Series 2001	7.076%	3/20/21	BB	1,596,841
10,609	Total Airlines				10,817,186
	Auto Components – 0.3%

1,500	Pittsburgh Glass Works LLC, 144A, (3)	8.500%	4/15/16	B+	1,380,000

1,300	TRW Automotive Inc., 144A	8.875%	12/01/17	BBB–	1,433,250
2,800	Total Auto Components				2,813,250
	Automobiles – 0.8%

400	Chrysler GP/CG Company, (3)	8.000%	6/15/19	B	411,000

2,840	Daimler Finance NA LLC, 144A	2.300%	1/09/15	A–	2,897,618

3,360	Volkswagen International Finance NV, 144A	1.625%	3/22/15	A–	3,371,639
6,600	Total Automobiles				6,680,257
	Beverages – 1.0%

2,235	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A	2,547,462

1,500	Constellation Brands Inc.	8.375%	12/15/14	BB+	1,702,500

2,560	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	Baa1	2,680,804

1,445	SABMiller Holdings Inc., 144A, (3)	1.850%	1/15/15	BBB+	1,465,637
7,740	Total Beverages				8,396,403
	Biotechnology – 0.2%

2,000	Genentech Inc.	4.750%	7/15/15	AA–	2,210,234
	Building Products – 0.3%

750	Hanson Limted	6.125%	8/15/16	BB	798,750

2,000	Masco Corporation, (3)	6.125%	10/03/16	BBB–	2,134,400
2,750	Total Building Products				2,933,150
	Capital Markets – 3.9%

1,225	Credit Suisse New York, (3)	5.500%	5/01/14	A+	1,298,678

920	Deutsche Bank London	4.875%	5/20/13	A+	947,225

2,000	Deutsche Bank London	3.875%	8/18/14	A+	2,082,236

2,000	E Trade Financial Corporation	6.750%	6/01/16	B2	2,035,000

4,640	Goldman Sachs Group, Inc.	1.527%	2/07/14	A	4,584,557

9,125	Goldman Sachs Group, Inc.	3.700%	8/01/15	A	9,205,638

4,000	Morgan Stanley	2.161%	1/24/14	A	3,887,880

2,645	Morgan Stanley	4.100%	1/26/15	A	2,630,103

2,650	UBS AG Stamford	2.250%	8/12/13	Aa3	2,658,146

3,875	UBS AG Stamford	1.553%	1/28/14	Aa3	3,853,734

1,000	UBS AG Stamford	3.875%	1/15/15	Aa3	1,033,374
34,080	Total Capital Markets				34,216,571
	Chemicals – 1.1%

2,000	Dow Chemical Company, (3)	2.500%	2/15/16	BBB	2,054,304

3,275	Huntsman International LLC, (3)	5.500%	6/30/16	BB–	3,275,000

Nuveen Investments	85

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$2,000	Ineos Finance PLC, 144A	9.000%	5/15/15	B+	$2,110,000

1,875	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	2,006,914
9,150	Total Chemicals				9,446,218
	Commercial Banks – 6.7%

5,000	Australia and New Zealand Banking Group Limited, 144A, (3)	2.400%	11/23/16	Aaa	5,119,555

800	Banco do Nordeste do Brasil, 144A, (3)	3.625%	11/09/15	BBB	808,000

6,180	Bank of Montreal, 144A, (3)	1.300%	10/31/14	AAA	6,263,622

3,615	Barlcays Bank PLC	5.000%	9/22/16	A+	3,925,745

2,315	BB&T Corporation	3.200%	3/15/16	A+	2,450,321

1,300	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,306,500

2,780	BNP Paribas, (3)	3.600%	2/23/16	AA–	2,811,967

2,000	CIT Group Inc., 144A, (3)	4.750%	2/15/15	BB–	2,047,500

2,015	Fifth Third Bancorp.	6.250%	5/01/13	A–	2,098,685

1,550	Fifth Third Bancorp.	3.625%	1/25/16	A–	1,634,870

1,500	ING Bank NV, 144A	3.750%	3/07/17	A+	1,492,964

1,245	Lloyds TSB Bank	4.375%	1/12/15	A	1,285,746

3,250	Lloyds TSB Bank	4.875%	1/21/16	A	3,411,967

2,760	National Australia Bank, 144A	3.000%	7/27/16	Aa2	2,827,890

2,000	Norea Bank AB, 144A	2.125%	1/14/14	AA–	2,003,250

1,000	Rabobank Nederland Utrec	3.375%	1/19/17	AA	1,029,187

1,400	Rabobank Nederland	3.200%	3/11/15	AA	1,441,282

2,500	Regions Financial Corporation, (3)	7.750%	11/10/14	BBB–	2,700,000

2,330	Royal Bank of Scotland Group PLC	4.875%	8/25/14	A	2,395,569

2,000	Santander SA	2.485%	1/18/13	A	1,959,410

3,750	Societe Generale, 144A, (3)	2.500%	1/15/14	A1	3,683,423

2,000	Wells Fargo & Company	3.750%	10/01/14	AA–	2,111,574

3,755	Wells Fargo & Company	3.676%	6/15/16	AA–	3,996,822
57,045	Total Commercial Banks				58,805,849
	Commercial Services & Supplies – 0.7%

4,000	International Lease Finance Corporation	4.875%	4/01/15	BBB–	4,019,796

1,815	Waste Management Inc., (3)	2.600%	9/01/16	BBB	1,862,506
5,815	Total Commercial Services & Supplies				5,882,302
	Computers & Peripherals – 0.7%

2,760	Hewlett Packard Company	2.625%	12/09/14	A	2,826,684

750	Hewlett Packard Company	3.000%	9/15/16	A	771,439

2,000	Seagate HDD Cayman, (3)	7.750%	12/15/18	BB+	2,212,500
5,510	Total Computers & Peripherals				5,810,623
	Construction & Engineering – 0.4%

1,000	ABB Finance USA Inc., (3)	1.625%	5/08/17	A	1,004,830

2,665	Caterpillar Financial Services Corporation	1.100%	5/29/15	A	2,679,913
3,665	Total Construction & Engineering				3,684,743
	Consumer Finance – 1.4%

1,000	Ally Financial Inc.	4.625%	6/26/15	B1	1,006,195

505	Ally Financial Inc., (3)	5.500%	2/15/17	BB–	512,949

2,980	American Express Credit Corporation	7.300%	8/20/13	A+	3,186,097

1,635	American Express Credit Corporation	1.750%	6/12/15	A2	1,653,570

86	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$2,000	American Honda Finance Limited, 144A, (3)	1.450%	2/27/15	A+	$2,007,556

2,250	Capital One Bank	6.500%	6/13/13	Baa1	2,358,131

1,915	Capital One Financial Corporation	2.125%	7/15/14	A–	1,931,302
12,285	Total Consumer Finance				12,655,800
	Containers & Packaging – 0.5%

2,000	Berry Plastics Corporation, (3)	8.250%	11/15/15	B1	2,125,000

2,000	Reynolds Group Escrow, 144A	8.750%	10/15/16	BB–	2,105,000
4,000	Total Containers & Packaging				4,230,000
	Diversified Financial Services – 5.9%

3,000	Bank of America Corporation, (3)	1.973%	1/30/14	A	2,968,665

10,010	Bank of America Corporation	4.500%	4/01/15	A	10,317,938

12,390	Citigroup Inc.	4.587%	12/15/15	A	12,960,882

2,000	Ford Motor Credit Company, (3)	2.750%	5/15/15	Baa3	2,016,228

4,500	General Electric Capital Corporation	2.100%	1/07/14	AA+	4,569,989

5,130	General Electric Capital Corporation	3.750%	11/14/14	AA+	5,385,900

1,675	ING Bank NV, 144A	4.000%	3/15/16	A+	1,686,387

2,500	JPMorgan Chase & Company	1.266%	1/24/14	AA–	2,506,483

2,000	JPMorgan Chase & Company	3.700%	1/20/15	AA–	2,086,164

4,500	JPMorgan Chase & Company	5.150%	10/01/15	A+	4,828,824

2,970	National Rural Utilities Cooperative Finance Corporation	1.900%	11/01/15	A+	3,041,993
50,675	Total Diversified Financial Services				52,369,453
	Diversified Telecommunication Services – 1.8%

2,250	AT&T, Inc.	2.500%	8/15/15	A2	2,342,273

2,500	British Telecommunications PLC, (3)	2.000%	6/22/15	BBB	2,534,353

1,500	Citizens Communications Company, (3)	6.625%	3/15/15	BB+	1,590,000

2,000	Qwest Corporation, (3)	7.500%	10/01/14	BBB–	2,229,490

500	SBA Telecommunications Corporation	8.000%	8/15/16	B+	532,500

1,540	Telecom Italia Capital	4.950%	9/30/14	BBB	1,528,450

3,000	Telefonica Emisiones SAU	4.949%	1/15/15	Baa1	2,836,221

2,500	Verizon Wireless Capital LLC	5.550%	2/01/14	A2	2,676,330
15,790	Total Diversified Telecommunication Services				16,269,617
	Electric Utilities – 0.2%

1,640	Commonwealth Edison Company, First Mortgage	1.625%	1/15/14	A–	1,662,107

200	Exelon Generation Co. LLC	5.350%	1/15/14	Baa1	211,849
1,840	Total Electric Utilities				1,873,956
	Electronic Equipment & Instruments – 0.2%

1,410	Tyco Electronics Group. SA	1.600%	2/03/15	BBB+	1,415,898
	Energy Equipment & Services – 1.0%

1,000	Cameron International Corporation, Convertible Bonds	1.600%	4/30/15	BBB+	1,000,711

3,000	Ensco PLC	3.250%	3/15/16	BBB+	3,150,252

375	NGPL PipeCo LLC, (3)	7.119%	12/15/17	Ba3	375,000

1,825	Noble Holding International Limited	3.450%	8/01/15	A–	1,921,088

2,100	Transocean Inc.	4.950%	11/15/15	BBB–	2,261,013
8,300	Total Energy Equipment & Services				8,708,064

Nuveen Investments	87

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing – 0.2%

$1,750	Supervalu Inc., (3)	8.000%	5/01/16	B	$1,771,875
	Food Products – 0.6%

2,000	Kellogg Company, (3)	1.125%	5/15/15	BBB+	2,009,626

3,000	Sara Lee Corporation, (3)	2.750%	9/15/15	BBB	3,072,618
5,000	Total Food Products				5,082,244
	Gas Utilities – 0.0%

50	Ferrellgas LP	6.500%	5/01/21	B2	45,625
	Health Care Equipment & Supplies – 0.3%

2,000	Boston Scientific Corporation	6.250%	11/15/15	BBB–	2,239,994
	Health Care Providers & Services – 1.4%

2,560	Covidien International Finance SA, (3)	1.350%	5/29/15	A	2,563,325

3,500	Express Scripts Holding Company, 144A	3.500%	11/15/16	BBB+	3,685,024

2,000	HCA Inc.	6.375%	1/15/15	B–	2,125,000

1,000	HCA Inc., (3)	8.500%	4/15/19	BB+	1,120,000

2,630	Saint Jude Medical Inc.	2.200%	9/15/13	A	2,673,164
11,690	Total Health Care Providers & Services				12,166,513
	Hotels, Restaurants & Leisure – 0.8%

2,000	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	2,182,500

2,600	Wynn Las Vegas LLC Corporation, (3)	7.875%	11/01/17	BBB–	2,860,000

1,750	Wynn Las Vegas LLC Corporation, (3)	7.750%	8/15/20	BBB–	1,938,125
6,350	Total Hotels, Restaurants & Leisure				6,980,625
	Independent Power Producers & Energy Traders – 0.3%

2,000	AES Corporation	9.750%	4/15/16	BB	2,370,000

500	RRI Energy Inc., (3)	7.625%	6/15/14	BB–	510,000
2,500	Total Independent Power Producers & Energy Traders				2,880,000
	Insurance – 2.0%

3,460	AFLAC Insurance, (3)	3.450%	8/15/15	A–	3,682,353

1,450	American International Group, Inc.	3.650%	1/15/14	A–	1,481,059

4,030	American International Group, Inc., (3)	4.250%	9/15/14	A–	4,176,410

2,000	Hartford Financial Services Group Inc.	4.000%	3/30/15	BBB	2,097,536

2,000	Lincoln National Corporation	4.300%	6/15/15	A–	2,107,148

4,000	Prudential Covered Trust, 144A	2.997%	9/30/15	A	4,063,336
16,940	Total Insurance				17,607,842
	Life Sciences Tools & Services – 0.4%

1,250	Thermo Fischer Scientific Inc.	3.200%	5/01/15	A	1,329,064

1,745	Thermo Fischer Scientific Inc.	2.250%	8/15/16	A	1,804,681
2,995	Total Life Sciences Tools & Services				3,133,745
	Machinery – 0.1%

1,000	Case New Holland Inc.	7.750%	9/01/13	BB+	1,062,500
	Media – 1.6%

1,570	DIRECTV Holdings LLC	3.550%	3/15/15	BBB	1,653,207

2,000	DIRECTV Holdings LLC	3.125%	2/15/16	BBB	2,083,596

4,000	NBC Universal Media LLC	3.650%	4/30/15	BBB+	4,249,728

1,000	News America Holdings Inc., (3)	5.300%	12/15/14	BBB+	1,096,027

250	Sirius XM Radio Inc., 144A	8.750%	4/01/15	BB	281,250

88	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,000	TCM Sub LLC	3.550%	1/15/15	A–	$1,053,109

1,025	Time Warner Cable Inc.	8.250%	2/14/14	BBB	1,141,217

2,140	Vivendi SA	2.400%	4/10/15	BBB	2,118,805

790	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB	849,250
13,775	Total Media				14,526,189
	Metals & Mining – 2.1%

2,000	APERAM, 144A	7.375%	4/01/16	BB–	1,720,000

3,680	ArcelorMittal, (3)	3.750%	3/01/16	BBB	3,654,693

760	BHP Billiton Finance Limited	1.000%	2/24/15	A+	761,301

2,400	Corporacion Nacional del Cobre, 144A	5.500%	10/15/13	A1	2,512,757

1,500	Evraz Group S.A, 144A	8.250%	11/10/15	BB–	1,576,695

2,155	Freeport McMoRan Copper & Gold, Inc., (3)	1.400%	2/13/15	BBB	2,147,643

1,375	Rio Tinto Finance USA Limited,	8.950%	5/01/14	A–	1,570,080

2,000	United States Steel Corporation, (3)	6.050%	6/01/17	BB	1,945,000

2,500	Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB+	2,574,690
18,370	Total Metals & Mining				18,462,859
	Multi-Utilities – 0.2%

1,500	Duke Energy Corporation	3.950%	9/15/14	BBB+	1,592,217
	Oil, Gas & Consumable Fuels – 4.8%

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,161,634

1,500	Atlas Pipeline LP Finance	8.750%	6/15/18	B	1,601,250

2,550	BP Capital Markets PLC	1.068%	3/11/14	A	2,567,659

2,000	Chesapeake Energy Corporation, (3)	6.775%	3/15/19	BB	1,950,000

2,000	El Paso Pipeline Partners Operating Company LLC	4.100%	11/15/15	BBB–	2,092,354

2,680	EnCana Corporation	4.750%	10/15/13	BBB	2,789,213

3,000	Enterprise Products Operating LP	5.600%	10/15/14	BBB	3,288,108

1,500	Inergy LP Finance	7.000%	10/01/18	Ba3	1,545,000

1,500	Kinder Morgan Finance Company ULC, (3)	5.700%	1/05/16	Ba1	1,578,750

3,000	Marathon Petroleum Corporation	3.500%	3/01/16	BBB	3,144,720

3,275	MidAmerican Energy Company	4.650%	10/01/14	A2	3,537,743

1,410	Petrobras International Finance Company	2.875%	2/06/15	A3	1,431,150

2,500	Petrohawk Energy Corporation	7.250%	8/15/18	A	2,811,435

4,345	Phillips 66, 144A	2.950%	5/01/17	Baa1	4,464,783

2,000	Plains Exploration & Production Company	7.625%	6/01/18	BB–	2,125,000

2,000	Sabine Pass LNG LP	7.500%	11/30/16	BB+	2,100,000

1,180	Shell International Finance BV	3.250%	9/22/15	Aa1	1,266,334

2,500	Transcapitalinvest LP, 144A	7.700%	8/07/13	Baa1	2,648,740
39,940	Total Oil, Gas & Consumable Fuels				42,103,873
	Pharmaceuticals – 0.6%

3,600	Merck & Company Inc.	2.250%	1/15/16	AA	3,759,296

1,750	Valeant Pharmaceuticals International, 144A, (3)	6.500%	7/15/16	BB–	1,828,750
5,350	Total Pharmaceuticals				5,588,046
	Real Estate Investment Trust – 1.6%

2,000	DuPont Fabros Technology LP	8.500%	12/15/17	Ba1	2,199,999

2,000	First Industrial Realty Trust, (3)	5.950%	5/15/17	BB	2,057,417

Nuveen Investments	89

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Investment Trust (continued)

$2,385	HCP Inc.	2.700%	2/01/14	BBB+	$2,423,095

3,395	Health Care REIT Inc.	3.625%	3/15/16	Baa2	3,490,028

2,000	Simon Property Group, L.P.	4.200%	2/01/15	A–	2,108,525

2,000	Ventas Realty LP, (3)	3.125%	11/30/15	BBB+	2,036,175
13,780	Total Real Estate Investment Trust				14,315,239
	Semiconductors & Equipment – 0.1%

1,000	National Semiconductor Corporation	3.950%	4/15/15	A+	1,083,361
	Specialty Retail – 0.3%

2,440	Home Depot, Inc., (3)	5.400%	3/01/16	A–	2,812,891
	Tobacco – 0.2%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	BBB+	1,997,366
	Trading Companies & Distributors – 0.1%

1,000	GATX Corporation	4.750%	5/15/15	BBB	1,071,633
	Transportation Infrastructure – 0.2%

2,000	Penske Truck Leasing, 144A	3.125%	5/11/15	BBB–	2,011,960
	Wireless Telecommunication Services – 0.7%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A2	2,051,802

2,000	Crown Castle Towers LLC	4.523%	1/15/15	A2	2,096,298

1,000	Telefonica Moviles Chile SA, 144A	2.875%	11/09/15	BBB+	1,005,125

750	UPC Germany GmbH	8.125%	12/01/17	BB–	806,250
5,750	Total Wireless Telecommunication Services				5,959,475
$399,244	Total Corporate Bonds (cost $407,933,688)				413,715,646

Principal Amount (000)	Description (1)	Optional Call Provisions (4)		Ratings (2)	Value
	MUNICIPAL BONDS – 3.7%

	Arizona – 0.6%

	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Taxable Series 2011:
$2,800	2.302%, 7/01/14	No Opt. Call		AA	$2,835,532
2,000	2.828%, 7/01/15	No Opt. Call		AA	2,049,840
4,800	Total Arizona				4,885,372
	California – 0.5%

1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17	No Opt. Call		A1	1,172,995

	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Taxable Second Series 2011E:
1,000	1.507%, 5/01/13	No Opt. Call		A+	1,006,110
2,640	2.021%, 5/01/14	No Opt. Call		A+	2,672,472
4,655	Total California				4,851,577
	Guam – 0.3%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17	No Opt. Call		A	1,152,344
1,190	3.301%, 1/01/18	No Opt. Call		A	1,189,465
2,345	Total Guam				2,341,809

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (4)		Ratings (2)	Value

	Massachusetts – 0.4%

	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project Series 3011B:
$3,260	1.910%, 7/01/14	No Opt. Call		A	$3,283,472
400	3.230%, 7/01/15	No Opt. Call		A	407,820
3,660	Total Massachusetts				3,691,292
	Michigan – 0.2%

2,100	Wayne County, Michigan, General Obligation Bonds, Taxable Notes Series 2011, 5.000%, 9/15/13	No Opt. Call		BBB+	2,107,350
	Minnesota – 0.5%

4,000	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Taxable Series 2011A, 2.643%, 3/01/14	No Opt. Call		A	4,059,960
	Nevada – 0.3%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Taxable Series 2011B, 3.176%, 6/01/17	No Opt. Call		AA+	2,636,050
	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured	No Opt. Call		AA+	1,623,659
	Texas – 0.7%

1,500	Dallas Fort Worth International Airport Facility Improvement Corporation, Texas, Learjet Inc. Project, Revenue Bonds, Series 2001-A1, 6.150%, 1/01/16 (Alternative Minimum Tax)	7/12 at 100.00		Ba2	1,502,460

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Taxable Series 2011E, 1.770%, 11/01/14	No Opt. Call		A+	5,008,849
6,500	Total Texas				6,511,309
$32,030	Total Municipal Bonds (cost $32,293,229)				32,708,378

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.3%

$5,400	Federal Home Loan Bank Bonds, (3)	1.500%	1/16/13	Aaa	$5,436,029

15,000	Federal Home Loan Bank Bonds	1.375%	5/28/14	Aaa	15,303,465

5,000	Federal Home Loan Banks, Discount Notes	0.000%	7/19/12	Aaa	4,999,955

250	U.S. Treasury Notes	4.125%	8/31/12	Aaa	251,631

1,800	U.S.Treasury Notes, (3), (5)	1.375%	5/15/13	Aaa	1,817,719

380	U.S. Treasury Notes, (3)	1.875%	2/28/14	Aaa	389,752

1,310	U.S. Treasury Notes	1.500%	6/30/16	Aaa	1,357,079

55	U.S.Treasury Securities, STRIPS (P/O)	0.000%	5/15/14	Aaa	54,650
$29,195	Total U.S. Government and Agency Obligations (cost $29,489,908)				29,610,280

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 43.6%

$5,500	Ally Auto Receivables Trust 2012-3	0.700%	1/15/15	AAA	$5,505,143

2,580	Ally Auto Receivables Trust, Asset Bacnked Notes, Series 2010-1	2.300%	12/15/14	AAA	2,629,853

2,400	American Home Mortgage Advance Trust SART-1 Series 2012	2.230%	5/10/43	AAA	2,393,250

3,575	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	3,583,938

1,955	American Homes Mortgage Advance Trust, Series 2011-SART1	5.920%	5/10/43	BBB	1,959,888

4,770	AmeriCold LLC Trust, Series 2010	2.500%	1/17/29	AAA	4,825,394

Nuveen Investments	91

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	$1,057,956

944	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9	0.475%	11/25/35	AAA	921,926

5,200	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.616%	5/17/60	AAA	5,208,705

850	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	932,640

4,970	Cabela’s Master Credit Card Trust, Series 2010-1A	1.692%	1/15/18	AAA	5,119,822

4,290	Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	4,463,628

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	Aaa	581,170

1,704	CarNow Auto Receivables Trust 2012-1A	2.090%	1/15/15	AA	1,704,283

4,745	CenterPoint Energy Restoration Bond Company LLC, Senior Secured System Restoration Bonds, Series 2009-1	1.833%	2/15/16	AAA	4,826,931

190	CenterPoint Energy Transition Bond Company II, LLC, Senior Secured Transition Bonds, Series 2005A	4.970%	8/01/14	AAA	190,686

2,440	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	2,453,207

8,000	Chase Issuance Trust 2012-A3 A3	0.790%	6/15/17	AAA	8,003,538

18	Chrysler Financial Auto Securitization Trust, Asset Backed Notes. Series 2009A	2.820%	1/15/16	AAA	18,451

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	874,972

4,625	Citibank Credit Card Issuance Trust 2008-A5	4.850%	4/22/15	AAA	4,787,128

4,000	CitiBank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	AAA	4,335,079

4,278	Citigroup Mortgage Loan Trust Inc., Mortgage Pass Through Certificates, Series 2010-10	4.778%	12/27/32	BBB	4,253,064

45	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	45,544

3,406	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.375%	6/25/47	BB+	3,226,205

1,008	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	CCC	744,652

571	Countrywide Asset-Backed Certificates Trust, Series 2005-16 2AF2	5.326%	2/25/30	B3	442,473

2,725	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.365%	6/25/47	AAA	2,684,791

3,325	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.405%	10/25/47	AAA	3,060,273

277	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.866%	2/25/34	BB	252,685

871	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	902,272

924	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	964,536

2,405	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	2,592,393

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass Through Certificates Series 2009-DDR1	5.730%	10/17/22	AAA	752,664

2,047	DT Auto Owner Trust 2011-2A	0.960%	1/15/14	AAA	2,046,988

2,747	DT Auto Owner Trust, Series 2011-3A	1.400%	8/15/14	AAA	2,750,305

3,507	Energy Texas Restoration Funding LLC	2.120%	2/01/16	AAA	3,574,407

1,933	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	2,005,681

1,726	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	1,773,829

87	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	BBB+	86,251

92	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,740	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	$2,770,080

1,941	Extended Stay America Trust 2010-EHSA	2.951%	11/05/27	AAA	1,955,420

2,561	Fannie Mae Mortgage Interest Strips 366 25	5.000%	10/01/35	Aaa	268,833

1,365	Fannie Mae Mortgage Pool AD0107	4.000%	5/01/20	Aaa	1,464,368

2,119	Fannie Mae Mortgage Pool AD0486	2.346%	4/01/34	Aaa	2,244,666

1,513	Fannie Mae Mortgage Pool AD0550	2.586%	8/01/37	Aaa	1,609,756

1,591	Fannie Mae Mortgage Pool AD0706	2.306%	3/01/38	Aaa	1,686,662

2,568	Fannie Mae Mortgage Pool AE0058	2.347%	7/01/36	Aaa	2,723,134

12,500	Fannie Mae Mortgage Pool AO9636, (WI/DD)	2.500%	7/01/27	Aaa	12,903,960

2,718	Fannie Mae Mortgage Pool MA0648	3.500%	2/01/26	Aaa	2,874,770

3,816	Fannie Mae Mortgage Pool MA0771	3.500%	6/01/21	Aaa	4,035,614

22	Fannie Mae Mortgage Pool 254682	5.000%	3/01/13	Aaa	23,660

334	Fannie Mae Mortgage Pool 255039	4.000%	12/01/13	Aaa	351,245

347	Fannie Mae Mortgage Pool 433988	2.212%	11/01/25	Aaa	357,158

951	Fannie Mae Mortgage Pool 535363	5.081%	12/01/31	Aaa	1,021,289

110	Fannie Mae Mortgage Pool 545717	2.186%	5/01/32	Aaa	116,041

19	Fannie Mae Mortgage Pool 545791	2.325%	3/01/32	Aaa	19,846

168	Fannie Mae Mortgage Pool 555369	2.305%	8/01/36	Aaa	178,351

190	Fannie Mae Mortgage Pool 625338	2.223%	6/01/31	Aaa	200,810

130	Fannie Mae Mortgage Pool 634948	2.415%	5/01/32	Aaa	130,604

26	Fannie Mae Mortgage Pool 661645	2.346%	10/01/32	Aaa	27,767

178	Fannie Mae Mortgage Pool 671884	2.504%	12/01/32	Aaa	181,320

2,081	Fannie Mae Mortgage Pool 725721	2.762%	6/01/34	Aaa	2,223,430

1,123	Fannie Mae Mortgage Pool 745922	2.686%	7/01/35	Aaa	1,194,915

139	Fannie Mae Mortgage Pool 775389	2.508%	4/01/34	Aaa	142,010

1,450	Fannie Mae Mortgage Pool 795242	2.188%	7/01/34	Aaa	1,522,721

1,124	Fannie Mae Mortgage Pool 797182	2.322%	11/01/34	Aaa	1,189,087

2,369	Fannie Mae Mortgage Pool 819652	2.899%	3/01/35	Aaa	2,530,921

124	Fannie Mae Mortgage Pool 838948	2.260%	8/01/35	Aaa	131,707

1,061	Fannie Mae Mortgage Pool 838958	2.433%	8/01/35	Aaa	1,128,862

1,393	Fannie Mae Mortgage Pool 841068	2.485%	11/01/34	Aaa	1,486,333

494	Fannie Mae Mortgage Pool 848390	1.944%	12/01/35	Aaa	512,170

696	Fannie Mae Mortgage Pool 886034	2.635%	7/01/36	Aaa	738,388

656	Fannie Mae Mortgage Pool 995949	2.468%	9/01/36	Aaa	690,775

1,775	Fannie Mae Multifamily REMIC Trust 2010-M6, Guaranteed Pass Through Certificates	2.210%	9/25/20	Aaa	1,840,800

41	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 1992-150 M	5.500%	9/25/22	Aaa	44,607

724	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2003-68 QP	3.000%	7/25/22	Aaa	731,995

2,115	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2003-122 A	4.500%	2/25/28	Aaa	2,148,832

1,076	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2004-90 GA	4.350%	3/25/34	Aaa	1,114,935

1,968	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates 2004-90 GF	0.545%	11/25/34	Aaa	1,968,699

Nuveen Investments	93

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,798	Fannie Mae REMIC Pass-Through Certificates 2010-M1 A1	3.305%	9/25/19	Aaa	$1,916,172

2,317	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	2,402,676

7,500	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	7,857,422

3,692	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	3,779,343

3,001	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.796%	2/25/48	Aaa	3,003,324

2,902	FDIC Trust 2001-C1	1.840%	4/25/31	Aaa	2,937,302

4,849	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	4,848,797

14	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	15,178

1,455	Federal Home Loan Mortgage Corporation, REMIC 2629 BO	3.250%	3/15/18	Aaa	1,496,457

98	Federal Home Loan Mortgage Corporation, REMIC 2795 CL	4.500%	7/15/17	Aaa	97,499

610	Federal Home Loan Mortgage Corporation, REMIC 2843 BH	4.000%	1/15/18	Aaa	613,721

770	Federal Home Loan Mortgage Corporation, REMIC 3555 DA	4.000%	12/15/14	Aaa	778,863

313	Federal Home Loan Mortgage Corporation, REMIC 3555 EA	4.000%	12/15/14	Aaa	316,217

425	Federal Home Loan Mortgage Corporation, REMIC 3591 NA	1.250%	10/15/12	Aaa	424,747

3,433	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.319%	3/25/35	A+	3,040,710

710	Ford Credit Auto Owner Trust 10A	2.930%	11/15/15	AAA	735,354

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3	4.200%	2/15/17	AAA	1,597,626

4,020	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.866%	10/19/54	AAA	4,042,066

512	Freddie Mac Gold Pool 780456	2.347%	5/01/33	Aaa	544,019

1,115	Freddie Mac Gold Pool 780911	2.344%	10/01/33	Aaa	1,162,122

1,211	Freddie Mac Gold Pool 781296	2.355%	3/01/34	Aaa	1,284,945

251	Freddie Mac Gold Pool 786591	2.508%	12/01/26	Aaa	268,064

228	Freddie Mac Gold Pool 786853	2.260%	10/01/29	Aaa	237,044

238	Freddie Mac Gold Pool 846946	2.317%	1/01/29	Aaa	253,390

140	Freddie Mac Gold Pool 847014	1.879%	5/01/30	Aaa	142,681

129	Freddie Mac Gold Pool 847063	2.453%	10/01/32	Aaa	137,104

1,083	Freddie Mac Gold Pool 847241	2.302%	10/01/30	Aaa	1,148,080

1,891	Freddie Mac Gold Pool 847331	2.233%	8/01/32	Aaa	2,005,477

127	Freddie Mac Gold Pool 847367	2.201%	6/01/31	Aaa	133,631

779	Freddie Mac Gold Pool 847652	2.311%	9/01/32	Aaa	819,489

2,204	Freddie Mac Gold Pool 848193	2.728%	3/01/36	Aaa	2,349,234

2,407	Freddie Mac Gold Pool 848282	2.430%	6/01/38	Aaa	2,541,706

239	Freddie Mac Gold Pool 972055	3.877%	4/01/30	Aaa	253,752

1,508	Freddie Mac Mortgage Pool, Various G11618	4.500%	5/01/18	Aaa	1,614,103

444	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	466,783

2,048	Freddie Mac Multi-Class Certificates 3780 FE	0.642%	12/15/20	Aaa	2,050,438

2,408	Freddie Mac Multifamily Structured Pass Through Certificates, Series K703	1.873%	1/25/18	Aaa	2,469,527

791	Freddie Mac Non Gold Participation Certificates	2.291%	8/01/36	Aaa	836,981

2,230	Freddie Mac Structured Pass-Through Certificates Series T045	4.520%	8/27/12	Aaa	2,237,355

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,868,458

6,998	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass Through Certificates, Series 2001-ALF	2.716%	2/12/21	AAA	7,110,511

7,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (3)	5.790%	8/10/45	AAA	7,768,698

94	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$5,589	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/12/43	Aaa	$5,980,629

5,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass Through Certificates, Series 2011-GC3	3.645%	3/11/44	Aaa	5,347,540

2,130	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	2,245,559

1,874	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.073%	1/25/35	CC	468,378

652	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	5.500%	6/20/28	Aaa	657,877

1,084	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	1,154,431

44	Government National Mortgage Association Pool	6.500%	5/01/21	Aaa	45,648

136	Government National Mortgage Association Pool 8006	1.625%	7/20/22	Aaa	140,877

23	Government National Mortgage Association Pool 80106	1.625%	8/20/27	Aaa	23,441

35	Government National Mortgage Association Pool 80154	1.625%	1/20/28	Aaa	36,216

93	Government National Mortgage Association Pool 80283	2.375%	5/20/29	Aaa	96,939

181	Government National Mortgage Association Pool 80469	1.625%	11/20/30	Aaa	187,847

57	Government National Mortgage Association Pool 80507	2.375%	4/20/31	Aaa	59,268

202	Government National Mortgage Association Pool 80535	1.625%	8/20/31	Aaa	209,378

78	Government National Mortgage Association Pool 8699	1.625%	9/20/25	Aaa	81,014

100	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	104,101

62	Government National Mortgage Association Pool 8847	2.375%	4/20/26	Aaa	64,657

4,250	GraceChurch Card PLC. Series 2012-1A.	0.942%	2/15/17	AAA	4,248,882

38	Green Tree Fiancial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	38,503

1,990	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5	5.117%	4/10/37	AAA	1,997,480

3,863	Hertz Vehicle Financing LLC Series 2009	4.260%	3/25/14	Aaa	3,932,614

3,750	Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	2.117%	10/15/54	AAA	3,778,628

1,007	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.687%	8/20/29	AA–	925,905

392	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.748%	3/25/35	AAA	350,516

37	JPMorgan Mortage Trust, Mortgage Pass-Through Certtificates, Series 2006-A7	5.669%	1/25/37	C	883

4,125	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	4,383,386

3,613	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	3,735,577

6,855	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	1.525%	7/17/46	AAA	6,908,632

2,618	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 A2	5.614%	5/12/39	AAA	2,679,405

1,642	Morgan Stanley ABS Capital I Inc., Mortgage Pass-Through Certificates, Series 2007-NC2	0.355%	2/25/37	B3	1,533,361

1,609	Morgan Stanley Capital I Inc Trust, Mortage Pass-Through Certificates, Series 2006-NC2	0.425%	2/25/36	B–	1,424,405

3,839	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	3,935,770

Nuveen Investments	95

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$296	Mortgage Asset Securitization Tranasction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	A	$307,372

1,779	Mortgage Asset Securitization Transaction Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2003-5	2.315%	11/25/33	AAA	1,479,150

2,371	Mortgage Equity Conversion Asset Trust 2010-1A	4.000%	7/25/60	AA	2,276,198

1,411	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.690%	1/08/20	Aaa	1,414,535

1,042	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	1,111,033

1,764	National Credit Union Adminstration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	1,785,594

2,244	Newcastle Investment Trust, Manufactured Housing Contracts and Loans, Series 2010-MH1	4.500%	7/10/35	AAA	2,295,914

3,512	Newcastle Investment Trust, Manufactured Housing Loans, Series 2011-MH1	2.450%	12/10/33	AAA	3,518,235

4,100	Nissan Auto Lease Trust, Series 2011-B	0.920%	2/16/15	Aaa	4,116,255

30	Nissan Auto Receivables Owner Trust, Series 2009-1	5.000%	9/15/14	AAA	30,402

2,000	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	2,002,500

5,509	Park Place Securities Inc., Asset Backed Pass Through Certificatess Series 2005- WCH1	0.765%	2/25/35	AA	5,118,972

549	PSE&G Transition Funding LLC Bonds, Series 2001-1	6.610%	6/15/15	AAA	568,407

838	RBSSP Resecuritization Trust 2009-10	0.345%	3/26/37	N/R	825,473

92	RBSSP Resecuritization Trust 2009-11	1.995%	12/26/37	Aa3	91,854

118	RBSSP Resecuritization Trust 2009-8	0.385%	3/26/37	Aaa	116,502

2,020	RBSSP Resecuritization Trust 2010-10	0.375%	9/26/36	N/R	1,756,825

1,526	RBSSP Resecuritization Trust 2010-11	0.415%	3/26/37	A	1,498,730

1,160	RBSSP Resecuritization Trust 2010-8	0.575%	7/26/36	N/R	1,098,882

2,425	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	1,748,088

1,345	Rialto Real Estate, Multipurpose Mortgage Loan Backed Pool, Series 2012 LT1A	4.750%	2/15/25	Baa3	1,347,555

4,750	Santander Drive Auto Receivables Trust, Series 2011-1	1.280%	1/15/15	Aaa	4,770,341

521	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.666%	2/20/47	CCC	403,703

9,257	SMART Trust, Asset Backed Securities, Series 2011-1USA	1.091%	10/14/14	Aaa	9,273,520

4,138	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	4,196,667

173	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.877%	8/25/34	Baa2	164,873

1,060	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	7.750%	9/01/13	AAA	1,062,459

2,058	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.941%	9/10/15	Aaa	2,214,638

1,899	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	2,061,513

980	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates Series 2005-P10A	4.638%	2/10/15	Aaa	1,039,359

598	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	648,881

319	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	344,174

5,000	UBS-Barclays Commercial Mortgage Trust 2012-C2, (WI/DD)	1.016%	5/10/63	Aaa	5,000,782

96	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$671		Vericrest Opportunity Loan Transferee, Series 2011-NL1A	5.926%	12/26/50	AAA	$671,919

444		Vericrest Opportunity Loan Transferee, Series 2011-NL2A	5.682%	6/25/51	Baa2	445,148

1,032		Vericrest Opportunity Loan Transferee, Series 2011-NL3A	5.194%	9/25/51	N/R	1,033,636

4,642		Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/14/28	AAA	4,867,182

2,135		Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8	0.322%	6/15/20	Aaa	1,986,548

5,000		Walter Investment Management Company Capital Trust, Series 2012-AA, (WI/DD)	4.549%	10/15/50	BBB	5,010,938

294		Washington Mutual Mortgage Securities Corporation, Mortgage Pass-through Certificates, Series 2007-HY2	5.260%	9/25/36	C	11,469

1,539		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.618%	10/25/36	Caa2	1,146,850

249		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-3	5.500%	3/25/36	B2	248,046

985		Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa1	899,648

38		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.630%	10/25/35	BBB–	37,219

3,888		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%	3/17/44	Aaa	3,940,158

3,829		WF-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%	2/18/44	Aaa	3,908,787

103		World Omni Auto Receeivables Trust, Series 2010A	1.340%	12/16/13	AAA	103,289

1,175		World Omni Auto Receivables Trust, Series 2010-A	2.210%	5/15/15	AAA	1,191,704
$383,235		Total Asset-Backed and Mortgage-Backed Securities (cost $381,635,487)				384,599,882

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 1.4%

		Canada – 0.9%

8,000	CAD	Canadian Government Bond	1.500%	12/01/12	AAA	$7,873,254
		Mexico – 0.5%

510	MXN	Mexican Bonos	9.500%	12/18/14	A–	4,245,807
		Total Sovereign Debt (cost $12,920,511)				12,119,061

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		STRUCTURED NOTES – 0.2%

$1,750		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	AAA	$1,737,295
$1,750		Total Structured Notes (cost $1,700,335)				1,737,295

Shares		Description (1)				Value
		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.6%

		Money Market Funds – 9.6%

85,229,787		Mount Vernon Securities Lending Prime Portfolio, 0.197% (7), (8)				$85,229,787
		Total Investments Purchased with Collateral from Securities Lending (cost $85,229,787)				85,229,787

Nuveen Investments	97

Portfolio of Investments

Nuveen Short Term Bond Fund (continued)

June 30, 2012

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 9.2%

	Money Market Funds – 8.9%

78,112,244	First American Treasury Obligations Fund, Class Z	0.000% (7)	N/A	N/A	$78,112,244
	U.S. Government and Agency Obligations – 0.3%

$1,180	U.S. Treasury Bills, (5)	0.330%	7/26/12	Aaa	1,179,971

475	U.S. Treasury Bills, (5)	0.158%	2/07/13	Aaa	474,536

1,185	U.S. Treasury Bills, (5)	0.158%	3/07/13	Aaa	1,183,675
$2,840	Total U.S. Government and Agency Obligations				2,838,182
	Total Short-Term Investments (cost $80,950,448)				80,950,426
	Total Investments (cost $1,032,153,393) – 117.9%				1,040,670,755
	Other Assets Less Liabilities – (17.9)% (9)				(157,785,833)
	Net Assets – 100%				$882,884,922

Investments in Derivatives at June 30, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (9)
JPMorgan	$20,000,000	Receive	3-Month USD-LIBOR	0.641%	Semi-Annually	1/12/14	$(74,289)	$(74,289)
JPMorgan	4,000,000	Receive	3-Month USD-LIBOR	3.858	Semi-Annually	1/19/20	(773,343)	(773,343)
UBS	4,000,000	Receive	3-Month USD-LIBOR	3.001	Semi-Annually	8/03/14	(250,520)	(250,520)
								$(1,098,152)
*	Annualized.

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(36)	9/12	$(7,926,750)	$3,854
U.S. Treasury 5-Year Note	Short	(396)	9/12	(49,091,625)	(68,720)
U.S. Treasury 10-Year Note	Short	(146)	9/12	(19,472,750)	(102,139)
					$(167,005)

98	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(9)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

N/A	Not applicable.

N/R	Not rated.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

P/O	Principal Only Security.

CAD	Canadian Dollar

MXN	Mexican Peso

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	99

Portfolio of Investments

Nuveen Strategic Income Fund (formerly known as Nuveen Total Return Bond Fund)

June 30, 2012

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior Class A, (2)				$2,839

55	Dayton Superior Class 1, (2)				3,154
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (3)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.5%

	Capital Markets – 0.1%

47,500	Goldman Sachs Group Inc., (4)	1.216%		BB+	$847,875
	Commercial Banks – 0.8%

1,330,000	Barclays Bank PLC (13)	4.750%		BBB	888,686

118,392	PNC Financial Services	0.000%		BBB	3,119,629

1,000,000	RBS Capital Trust (13)	5.512%		BB	590,000

14,000	Royal Bank of Scotland Group PLC, Series L	5.750%		BB	252,280
	Total Commercial Banks				4,850,595
	Consumer Finance – 0.1%

750	Ally Financial Inc. (13)	0.000%		B3	668,180
	Diversified Financial Services – 0.1%

28,000	Citigroup Capital Trust XI	6.000%		BB	681,800
	Insurance – 1.3%

84,500	Aspen Insurance Holdings Limited	7.401%		BBB–	2,170,805

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,924,313

100,000	Hartford Financial Services Group Inc.	7.875%		BB+	2,704,000

1,705,000	Liberty Mutual Group, 144A, (4), (13)	7.000%		Baa3	1,517,450
	Total Insurance				8,316,568
	Thrifts & Mortgage Finance – 0.1%

217,000	Federal National Mortgage Association	4.691%		Ca	353,711
	Total $25 Par (or similar) Preferred Securities (cost $20,602,728)				15,718,729

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 62.6%

	Aerospace & Defense – 0.9%

$2,140	Exelis, Inc., 144A	5.550%	10/01/21	BBB+	$2,296,451

2,280	Huntington Ingalls Industries Inc., (4)	7.125%	3/15/21	BB	2,382,600

850	Martin Marietta Materials	6.600%	4/15/18	BBB+	937,436
5,270	Total Aerospace & Defense				5,616,487
	Airlines – 1.3%

1,275	Air Canada, 144A, (4)	9.250%	8/01/15	B+	1,246,313

1,213	American West Airlines Pass Through Certificates, Series 2001-1	8.057%	1/02/22	BBB	1,285,860

1,760	Delta Air Lines Pass Through Certificates Series 2012-1A	4.750%	5/07/20	A–	1,782,000

1,583	Delta Airlines, (4)	5.300%	4/15/19	A–	1,689,376

1,021	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	BBB	1,082,391

1,169	United Airlines Pass Through Trust, Series 2007	6.636%	1/02/24	Baa3	1,221,456
8,021	Total Airlines				8,307,396

100	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Auto Components – 0.3%

$1,555	Dana Holding Corporation	6.500%	2/15/19	BB	$1,652,188
	Automobiles – 0.5%

2,920	Chrysler GP/CG Company, (4)	8.000%	6/15/19	B	3,000,300
	Beverages – 0.8%

1,560	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	1,761,111

3,280	SABMiller Holdings Inc., 144A	3.750%	1/15/22	BBB+	3,488,126
4,840	Total Beverages				5,249,237
	Biotechnology – 0.6%

1,845	Sinopec Group Overseas Development 2012, 144A, (4)	3.900%	5/17/22	Aa3	1,923,293

1,807	STHI Holding Corporation, 144A	8.000%	3/15/18	B	1,910,903
3,652	Total Biotechnology				3,834,196
	Building Products – 0.5%

1,000	Associated Materials Inc., (4)	9.125%	11/01/17	B–	892,500

2,000	Nortek Inc., (4)	8.500%	4/15/21	B	1,955,000
3,000	Total Building Products				2,847,500
	Capital Markets – 3.9%

8,030	Goldman Sachs Group, Inc.	6.000%	6/15/20	A	8,572,579

1,890	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,919,896

4,625	Morgan Stanley	6.625%	4/01/18	A	4,835,752

7,405	Morgan Stanley, (4)	5.500%	7/28/21	A	7,295,828

235	State Street Corporation	4.956%	3/15/18	A3	251,674

1,410	UBS AG Stamford	4.875%	8/04/20	Aa3	1,506,475
23,595	Total Capital Markets				24,382,204
	Chemicals – 2.4%

1,625	Braskem Finance Limited, 144A, (4)	5.750%	4/15/21	BBB–	1,669,688

3,355	Eastman Chemical Company, (4)	3.600%	8/15/22	BBB	3,421,865

1,125	Ecolab Inc.	4.350%	12/08/21	BBB+	1,246,911

1,350	Georgia Gulf Corporation, (4)	9.000%	1/15/17	BB	1,505,250

1,915	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,099,717

1,500	Ineos Finance PLC, 144A	7.500%	5/01/20	B+	1,511,250

1,000	Omonva Solutions Inc.	7.875%	11/01/18	B2	1,002,500

225	Rhodia SA, 144A	6.875%	9/15/20	BBB+	247,500

750	Sinochem Overseas Capital Limited	4.500%	11/12/20	Baa1	754,639

1,175	Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	1,207,313
14,020	Total Chemicals				14,666,633
	Commercial Banks – 3.3%

1,330	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	1,373,225

2,000	Bancolombia SA	5.950%	6/03/21	Baa2	2,135,000

1,000	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A2	1,005,000

2,360	HSBC Holdings PLC	6.800%	6/01/38	AA–	2,703,094

1,230	ING Bank NV, 144A	3.750%	3/07/17	A+	1,224,230

3,790	Rabobank Nederland	3.875%	2/08/22	AA	3,855,313

2,100	Royal Bank of Scotland Group PLC, (4)	6.400%	10/21/19	A	2,239,352

Nuveen Investments	101

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Commercial Banks (continued)

$2,120	Russian Agricultural Bank, 144A	7.750%	5/29/18	Baa1	$2,400,900

2,350	Sovereign Bank	8.750%	5/30/18	Baa1	2,547,757

1,000	VTB Bank Capital SA, 144A	6.000%	4/12/17	BBB+	1,015,000
19,280	Total Commercial Banks				20,498,871
	Commercial Services & Supplies – 1.2%

635	Ceridian Corporation, 144A, (WI/DD)	8.875%	7/15/19	BB	655,638

1,630	Covanta Energy Corporation, Synthetic Letter of Credit, (4)	6.375%	10/01/22	BB	1,722,900

1,070	Donnelley & Son Company	7.625%	6/15/20	BB+	1,000,450

3,805	International Lease Finance Corporation	5.875%	4/01/19	BBB–	3,808,687
7,140	Total Commercial Services & Supplies				7,187,675
	Communications Equipment – 0.4%

1,150	Goodman Networks Inc., 144A	12.125%	7/01/18	B+	1,184,500

1,500	IntelSat Jackson Holdings, (4)	7.250%	4/01/19	B	1,575,000
2,650	Total Communications Equipment				2,759,500
	Computers & Peripherals – 0.1%

645	Hewlett Packard Company	4.650%	12/09/21	A	676,092
	Construction & Engineering – 0.2%

1,100	Odebrecht Finance Limited, 144A	5.125%	6/26/22	BBB–	1,089,330
	Consumer Finance – 1.4%

910	Ally Financial Inc.	7.500%	9/15/20	BB–	1,022,613

1,615	Capital One Bank	8.800%	7/15/19	Baa1	2,033,853

3,755	Discover Financial Services	5.200%	4/27/22	BBB	3,928,015

1,350	Ford Motor Credit Company	6.625%	8/15/17	Baa3	1,535,590
7,630	Total Consumer Finance				8,520,071
	Containers & Packaging – 0.2%

1,500	Reynolds Group, 144A, (4)	7.125%	4/15/19	BB–	1,571,250
	Diversified Financial Services – 6.2%

2,115	Bank of America Corporation	5.750%	12/01/17	A	2,257,120

9,000	Bank of America Corporation	5.875%	1/05/21	A	9,826,263

2,765	Citigroup Inc.	6.125%	8/25/36	BBB+	2,719,590

300	Citigroup Inc.	6.875%	3/05/38	A	366,955

975	CNH Capital LLC, 144A	6.250%	11/01/16	BB	1,043,250

2,885	Countrywide Financial Corporation, Convertible Bond	6.250%	5/15/16	BBB+	3,002,702

1,000	General Electric Capital Corporation	5.300%	2/11/21	AA	1,122,382

2,545	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,283,386

1,280	JPMorgan Chase & Company	4.350%	8/15/21	AA–	1,350,909

10,215	JPMorgan Chase & Company, (4)	4.500%	1/24/22	AA–	11,003,782

2,280	JPMorgan Chase & Company	6.400%	5/15/38	AA–	2,741,344
35,360	Total Diversified Financial Services				38,717,683
	Diversified Telecommunication Services – 2.6%

2,050	AT&T, Inc., (4)	5.550%	8/15/41	A2	2,443,512

2,780	Brasil Telecom SA, 144A, (4)	5.750%	2/10/22	Baa2	2,832,820

300	CenturyLink Inc.	6.150%	9/15/19	Baa3	309,452

2,360	CenturyLink Inc., (4)	5.800%	3/15/22	Baa3	2,349,392

102	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$1,355	Frontier Communications Corporation, (4)	8.500%	4/15/20	BB+	$1,436,300

2,250	Telecom Italia Capital S.p.A	7.175%	6/18/19	BBB	2,238,750

5,270	Telefonica Emisiones SAU	5.462%	2/16/21	Baa1	4,589,079
16,365	Total Diversified Telecommunication Services				16,199,305
	Electric Utilities – 1.9%

1,485	Comision Federal de Electricidad of the United States of Mexcio, 144A, (4)	4.875%	5/26/21	Baa1	1,603,800

1,150	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B	1,250,625

3,145	Exelon Generation Co. LLC, 144A	4.250%	6/15/22	Baa1	3,155,089

2,230	FirstEnergy Solutions Corporation, (4)	6.050%	8/15/21	BBB	2,449,176

2,630	MidAmerican Energy Holdings Company	6.125%	4/01/36	BBB+	3,290,777
10,640	Total Electric Utilities				11,749,467
	Electronic Equipment & Instruments – 0.3%

845	Avnet Inc.	5.875%	6/15/20	BBB–	931,350

1,090	Ingram Micro Inc.	5.250%	9/01/17	BBB–	1,168,532
1,935	Total Electronic Equipment & Instruments				2,099,882
	Energy Equipment & Services – 1.7%

1,985	Diamond Offshore Drilling Inc., (4)	5.700%	10/15/39	A–	2,361,513

325	Ensco PLC, (4)	4.700%	3/15/21	BBB+	354,003

1,590	Nabors Industries Inc., (4)	5.000%	9/15/20	BBB	1,696,635

1,550	NGPL PipeCo LLC, (4)	7.119%	12/15/17	Ba3	1,550,000

1,820	Rowan Companies Inc.	7.875%	8/01/19	BBB–	2,197,038

1,000	Transocean Inc.	6.375%	12/15/21	BBB–	1,143,769

1,385	Weatherford International Limited	7.000%	3/15/38	BBB	1,581,670
9,655	Total Energy Equipment & Services				10,884,628
	Food & Staples Retailing – 0.1%

750	Supervalu Inc., (4)	8.000%	5/01/16	B	759,375
	Food Products – 1.4%

1,300	BRF Brasil Foods SA, 144A	5.875%	6/06/22	BBB–	1,339,000

3,410	Bunge Limited Finance Company	4.100%	3/15/16	Baa2	3,555,791

700	MHP SA, 144A	10.250%	4/29/15	B	674,632

1,250	Mriya Agro Holding PLC, 144A	10.950%	3/30/16	B	1,065,625

1,790	Tyson Foods	4.500%	6/15/22	BBB–	1,843,700
8,450	Total Food Products				8,478,748
	Gas Utilities – 0.3%

1,527	AmeriGas Finance LLC, (4)	6.750%	5/20/20	Ba2	1,557,540

25	Ferrellgas LP	6.500%	5/01/21	B2	22,813
1,552	Total Gas Utilities				1,580,353
	Health Care Providers & Services – 0.8%

1,235	Community Health Systems, Inc., (4)	8.000%	11/15/19	B	1,315,275

1,125	HCA Holdings Inc., (4)	7.750%	5/15/21	B–	1,206,563

1,575	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	2,189,439
3,935	Total Health Care Providers & Services				4,711,277

Nuveen Investments	103

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Household Durables – 0.5%

$1,000	Agile Property Holdings Limited, (4)	8.875%	4/28/17	BB	$980,000

1,000	Desarrolla Homex S.A.B. de CV, 144A, (4)	9.750%	3/25/20	Ba3	1,050,000

1,000	KB Home, (4)	8.000%	3/15/20	B+	1,020,000

155	MDC Holdings Inc.	5.625%	2/01/20	Baa3	154,568
3,155	Total Household Durables				3,204,568
	Independent Power Producers & Energy Traders – 0.7%

2,010	Constellation Energy Group	5.150%	12/01/20	BBB+	2,224,951

1,000	NRG Energy Inc., (4)	8.500%	6/15/19	BB–	1,045,000

1,200	NRG Energy Inc.	7.875%	5/15/21	BB	1,212,000
4,210	Total Independent Power Producers & Energy Traders				4,481,951
	Insurance – 3.4%

2,475	AFLAC Insurance, (4)	6.450%	8/15/40	A–	2,865,543

2,510	Allied World Assurance Holdings Limited	7.500%	8/01/16	BBB+	2,893,957

2,955	Genworth Financial Inc.	6.515%	5/22/18	BBB	2,831,729

2,645	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	2,833,263

2,395	Lincoln National Corporation	8.750%	7/01/19	A–	3,015,973

1,600	MetLife Inc., (4)	6.750%	6/01/16	A–	1,876,158

840	Pacific LifeCorp.	6.000%	2/10/20	BBB+	916,892

1,650	Prudential Financial Inc.	5.500%	3/15/16	A	1,827,213

1,830	UnumProvident Corporation, (4)	5.625%	9/15/20	BBB	1,968,363
18,900	Total Insurance				21,029,091
	IT Services – 0.3%

150	First Data Corporation, 144A, (4)	8.750%	1/15/22	B–	151,125

1,500	Zayo Escrow Corporation, 144A	8.125%	1/01/20	B1	1,567,500
1,650	Total IT Services				1,718,625
	Machinery – 0.2%

1,500	Navistar International Corporation, (4)	8.250%	11/01/21	BB	1,438,125
	Marine – 0.1%

960	Navios Maritime Acquisition Corporation, (4)	8.625%	11/01/17	B	892,800
	Media – 3.7%

1,975	British Sky Broadcasting Group PLC	6.100%	2/15/18	BBB+	2,297,699

1,790	Comcast Corporation	6.400%	5/15/38	BBB+	2,182,033

1,935	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	2,141,358

2,515	NBC Universal Media LLC, (4)	4.375%	4/01/21	BBB+	2,766,817

2,750	News America Holdings Inc.	6.650%	11/15/37	BBB+	3,210,103

870	TCM Sub LLC	3.550%	1/15/15	A–	916,205

1,515	Time Warner Cable Inc., (4)	5.875%	11/15/40	BBB	1,695,567

1,500	Time Warner Inc.	4.750%	3/29/21	BBB	1,678,284

1,750	Time Warner Inc.	6.100%	7/15/40	BBB	2,013,195

1,625	Viacom Inc., (4)	6.875%	4/30/36	BBB+	2,103,946

2,085	Vivendi SA, 144A	4.750%	4/12/22	BBB	2,057,618
20,310	Total Media				23,062,825
	Metals & Mining – 6.2%

4,180	Alcoa Inc., (4)	5.400%	4/15/21	BBB–	4,162,319

104	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Metals & Mining (continued)

$815	Alrosa Finance SA, 144A	7.750%	11/03/20	BB–	$853,525

2,690	Anglogold Holdings PLC	6.500%	4/15/40	Baa2	2,619,907

855	ArcelorMittal	6.250%	2/25/22	BBB	837,394

3,450	ArcelorMittal	7.000%	10/15/39	BBB	3,348,749

2,860	Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	2,819,651

1,200	Evraz Group S.A, 144A	7.400%	4/24/17	BB–	1,176,216

950	FMG Resources, 144A, (4)	6.000%	4/01/17	BB+	954,750

1,500	Fosun International Limited, 144A, (4)	7.500%	5/12/16	BB+	1,440,000

1,165	Freeport McMoRan Copper & Gold, Inc., (4)	3.550%	3/01/22	BBB	1,146,218

875	Inmet Mining Corporation, 144A	8.750%	6/01/20	B+	866,250

1,035	JMC Steel Group, 144A, (4)	8.250%	3/15/18	B	1,027,238

2,610	Newmont Mining Corporation	3.500%	3/15/22	BBB+	2,576,065

1,515	Southern Copper Corporation	7.500%	7/27/35	BBB	1,739,112

1,460	Taseko Mines Limited	7.750%	4/15/19	B	1,394,300

1,775	Teck Resources Limited	6.125%	10/01/35	BBB	1,898,240

1,140	Teck Resources Limited	6.250%	7/15/41	BBB	1,276,320

1,500	Thompson Creek Metals Company	7.375%	6/01/18	CCC+	1,203,750

2,410	Vale Overseas Limited, (4)	6.875%	11/10/39	A–	2,815,789

1,220	Vedanta Resources PLC, 144A, (4)	9.500%	7/18/18	BB	1,226,100

1,465	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	1,157,350

1,765	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB+	1,956,381
38,435	Total Metals & Mining				38,495,624
	Multiline Retail – 0.5%

1,425	J.C. Penney Corporation Inc., (4)	5.650%	6/01/20	Ba1	1,225,500

1,840	Macys Retail Holdings Inc., (4)	3.875%	1/15/22	BBB	1,934,526
3,265	Total Multiline Retail				3,160,026
	Oil, Gas & Consumable Fuels – 6.7%

240	Amerada Hess Corporation	7.125%	3/15/33	BBB	297,865

1,235	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	1,434,618

1,870	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	2,122,573

500	Berau Coal Energy Tbk PT, 144A	7.250%	3/13/17	BB–	486,250

1,000	Bill Barrett Corporation, (4)	7.000%	10/15/22	BB–	955,000

1,700	Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,083,671

500	Deep Drilling 7 and 8 PT	14.250%	3/05/15	N/R	495,110

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	220,978

1,285	Exco Resources Inc., (4)	7.500%	9/15/18	B3	1,111,525

1,375	Husky Energy Inc.	6.200%	9/15/17	BBB+	1,624,927

600	Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	709,586

1,500	Kodiak Oil and Gas Corporation, 144A	8.125%	12/01/19	B–	1,545,000

2,625	Lukoil International Finance, 144A	6.125%	11/09/20	Baa2	2,752,838

1,006	Martin Mid-Stream Partners LP Finance	8.875%	4/01/18	B	1,016,060

2,500	Nexen Inc., (4)	6.400%	5/15/37	BBB–	2,649,203

1,120	Noble Energy Inc.	4.150%	12/15/21	BBB	1,177,730

1,735	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B1	1,544,150

Nuveen Investments	105

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	$995,000

1,770	Petrobras International Finance Company, (4)	6.875%	1/20/40	A3	2,105,456

1,275	Petro-Canada	6.800%	5/15/38	BBB+	1,591,412

1,500	Plains Exploration & Production Company	6.125%	6/15/19	BB–	1,507,500

1,600	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	1,599,902

1,150	Sabine Pass LNG LP	7.500%	11/30/16	BB+	1,207,500

1,000	Sandridge Energy Inc.	8.125%	10/15/22	B	1,010,000

1,300	Seadrill Limited	6.500%	10/05/15	N/R	1,293,500

1,175	SM Energy Company	6.625%	2/15/19	BB	1,204,375

1,445	Southwestern Energy Company, 144A	4.100%	3/15/22	BBB–	1,464,564

100	Stone Energy Corporation, (4)	8.625%	2/01/17	B	101,500

2,670	Transcapitalinvest LP	5.670%	3/05/14	Baa1	2,810,843

2,475	Valero Energy Corporation	6.125%	2/01/20	BBB	2,857,531
39,446	Total Oil, Gas & Consumable Fuels				41,976,167
	Paper & Forest Products – 1.3%

1,860	International Paper Company	8.700%	6/15/38	BBB	2,625,089

1,500	Louisiana Pacific Corporation, 144A, (WI/DD)	7.500%	6/01/20	BB	1,571,250

1,500	Sappi Papier Holding GMBH, 144A, (WI/DD)	7.750%	7/15/17	Ba2	1,518,750

1,000	Sappi Papier Holding GMBH, 144A	8.375%	6/15/19	N/R	1,001,250

1,150	Tembec Industries, Inc., (4)	11.250%	12/15/18	B–	1,147,125

8	Westvaco Corporation	8.200%	1/15/30	BBB	9,497
7,018	Total Paper & Forest Products				7,872,961
	Pharmaceuticals – 0.4%

2,580	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	2,667,075
	Real Estate Investment Trust – 1.3%

1,820	HCP Inc., (4)	3.750%	2/01/19	BBB+	1,816,806

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,475,384

2,125	Prologis Inc., (4)	6.875%	3/15/20	Baa2	2,541,591

1,825	Simon Property Group, L.P.	5.650%	2/01/20	A–	2,128,859
7,190	Total Real Estate Investment Trust				7,962,640
	Real Estate Management & Development – 0.6%

500	Central China Real Estate Limited, 144A	12.250%	10/20/15	B+	518,100

1,500	Country Garden Holding Company, 144A, (4)	11.125%	2/23/18	BB–	1,518,750

1,500	Realogy Corporation, 144A, (WI/DD)	7.625%	1/15/20	B1	1,556,250
3,500	Total Real Estate Management & Development				3,593,100
	Road & Rail – 0.2%

1,000	Hertz Corporation	7.375%	1/15/21	BB–	1,070,000
	Semiconductors & Equipment – 0.2%

840	Intel Corporation, (4)	4.800%	10/01/41	A+	961,997
	Specialty Retail – 0.4%

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,386,531
	Thrifts & Mortgage Finance – 0.3%

1,855	WEA Finance LLC, 144A, (4)	4.625%	5/10/21	A2	1,960,418

106	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Tobacco – 1.1%

$3,125	Altria Group Inc.	9.950%	11/10/38	Baa1	$4,968,963

1,590	Lorillard Tobacco	8.125%	6/23/19	Baa2	1,973,304
4,715	Total Tobacco				6,942,267
	Transportation Infrastructure – 0.4%

2,550	Asciano Finance Limited, 144A, (4)	5.000%	4/07/18	Baa2	2,663,651
	Wireless Telecommunication Services – 0.8%

2,195	American Tower Company	5.050%	9/01/20	Baa3	2,305,568

800	Digicel Limited, 144A	7.000%	2/15/20	B1	774,000

1,275	NII Capital Corporation	8.875%	12/15/19	B+	1,155,466

1,000	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB+	875,000
5,270	Total Wireless Telecommunication Services				5,110,034
$366,029	Total Corporate Bonds (cost $368,334,690)				389,690,124

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.5%

	Health Care Equipment & Supplies – 0.5%

$3,050	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$3,203,546
$3,050	Total Convertible Bonds (cost $3,055,390)				3,203,546

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CAPITAL PREFERRED SECURITIES – 3.5%

	Capital Markets – 0.2%

$1,495	Goldman Sachs Capital II	4.000%	6/01/43	BB+	$1,012,145
	Commercial Banks – 0.9%

5,585	Wachovia Capital Trust III	5.570%	3/15/42	BBB+	5,333,675
	Consumer Finance – 0.0%

235	Capital One Capital III Corporation	7.686%	8/01/66	Baa3	236,763
	Diversified Financial Services – 1.3%

3,075	CitiGroup Capital XXI	8.300%	12/21/77	BB+	3,082,688

5,000	General Electric Capital Corporation, (4)	0.000%	12/15/49	AA–	5,282,300
8,075	Total Diversified Financial Services				8,364,988
	Insurance – 0.8%

2,050	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	1,804,000

1,620	Lincoln National Corporation	6.050%	4/20/17	BBB	1,482,300

1,860	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,822,800
5,530	Total Insurance				5,109,100
	Marine – 0.2%

1,500	OSX 3 Leasing BV, 144A	9.250%	3/20/15	N/R	1,497,750
	Oil, Gas & Consumable Fuels – 0.1%

545	Southern Union Company	3.483%	11/01/66	Ba1	443,493
$22,965	Total Capital Preferred Securities (cost $21,778,290)				21,997,914

Nuveen Investments	107

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (5)		Ratings (3)	Value

	MUNICIPAL BONDS – 0.7%

	Illinois – 0.7%

$3,840	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19	No Opt. Call		A+	$4,278,873
$3,840	Total Municipal Bonds (cost $3,840,000)				4,278,873

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 24.9%

$1,784	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,817,713

2,925	American Home Mortgage Advance Trust, Revovling Pool Receivables, Series SART-3	3.720%	3/13/44	AAA	2,932,313

1,425	American Homes Mortgage Advance Trust, Series 2011-SART1	5.920%	5/10/43	BBB	1,428,563

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A	2,596,567

3,714	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	BB	3,872,402

294	Bank of America Alternative Loan Trust. Mortgage Pass-Through Certificates, Series 2007-1	6.403%	4/25/37	C	7,908

64	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	49,966

52	Bank of America Auto Trust, Series 2010-1A	1.390%	3/15/14	AAA	52,077

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	384,028

334	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4, (4)	5.205%	12/11/49	AAA	339,507

19	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	18,753

1,805	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A	5.449%	2/05/19	AAA	1,797,744

2,484	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.375%	6/25/47	BB+	2,352,913

642	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	BB+	646,287

941	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	CCC	695,009

1,270	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.365%	6/25/47	AAA	1,250,621

2,195	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7	0.405%	10/25/47	AAA	2,020,241

759	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-2	2.866%	2/25/34	BB	692,356

328	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	339,254

497	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	518,568

1,850	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	1,994,148

2,225	Extended Stay America Trust 2010-EHSA	4.860%	11/05/27	A	2,249,426

1,504	Fannie Mae Mortgage Interest Strips 366 25	5.000%	10/01/35	Aaa	157,869

1,303	Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	1,422,138

1,820	Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	1,986,390

4,879	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	5,244,889

4,863	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	5,218,819

2,605	Fannie Mae Mortgage Pool AD0205	6.000%	9/01/39	Aaa	2,871,116

1,192	Fannie Mae Mortgage Pool AD8529	4.500%	8/01/40	Aaa	1,282,529

5,610	Fannie Mae Mortgage Pool AH1420, (6)	4.000%	1/01/41	Aaa	5,979,690

1,370	Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	1,488,743

108	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$7,412	Fannie Mae Mortgage Pool MA0583	4.000%	11/01/40	Aaa	$7,900,624

858	Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	944,081

3,176	Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	3,483,805

757	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	828,034

849	Fannie Mae Mortgage Pool 257307	6.000%	8/01/38	Aaa	934,191

2,817	Fannie Mae Mortgage Pool 725027	5.000%	11/01/33	Aaa	3,065,840

433	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	470,672

357	Fannie Mae Mortgage Pool 725250	5.000%	3/01/34	Aaa	388,294

166	Fannie Mae Mortgage Pool 725553	2.143%	9/01/33	Aaa	175,461

637	Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	700,296

236	Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	262,969

103	Fannie Mae Mortgage Pool 735606	2.186%	5/01/35	Aaa	107,559

236	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	257,717

575	Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	647,080

511	Fannie Mae Mortgage Pool 745548	2.289%	1/01/35	Aaa	541,136

168	Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	184,573

550	Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	625,202

124	Fannie Mae Mortgage Pool 838948	2.260%	8/01/35	Aaa	131,707

435	Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	478,802

239	Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	271,375

1	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	905

707	Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	803,533

1,277	Fannie Mae Mortgage Pool 897129	6.500%	9/01/36	Aaa	1,449,636

87	Fannie Mae Mortgage Pool 905597	5.979%	12/01/36	Aaa	93,743

463	Fannie Mae Mortgage Pool 918883	5.500%	4/01/37	Aaa	505,188

1,390	Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	1,491,663

619	Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	682,404

248	Fannie Mae Mortgage Pool 946228	6.079%	9/01/37	Aaa	269,688

1	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	814

4,195	Fannie Mae TBA Mortgage Pool (WI/DD)	5.500%	TBA	Aaa	4,575,827

4,810	Fannie Mae TBA Mortgage Pool (WI/DD)	4.500%	TBA	Aaa	5,159,476

805	Fannie Mae TBA Mortgage Pool (WI/DD)	3.500%	TBA	Aaa	846,131

2,464	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.796%	2/25/48	Aaa	2,465,600

25	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.664%	1/01/37	Aaa	26,858

50	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	53,851

2,950	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.866%	10/19/54	AAA	2,966,193

563	Freddie Mac Gold Pool 1L0117	2.650%	10/01/29	Aaa	576,977

466	Freddie Mac Gold Pool 847240	2.266%	7/01/30	Aaa	493,339

311	Freddie Mac Gold Pool 847411	2.143%	5/01/33	Aaa	328,883

1,045	Freddie Mac Gold Pool 1K1238	2.475%	7/01/36	Aaa	1,097,665

2,324	Freddie Mac Gold Pool 848289	2.379%	5/01/38	Aaa	2,464,346

794	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	908,651

491	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	557,538

55	Freddie Mac Non Gold Participation Certificates 847681	6.264%	12/01/36	Aaa	59,619

Nuveen Investments	109

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,359	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	$1,363,882

1,390	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10, (4)	5.790%	8/10/45	AAA	1,542,641

3,135	Goldman Sachs Mortgage Securities Corporation II, Commerical Mortgage Pass-Through Certificates, Series 2006-GG8	5.560%	11/14/39	Aaa	3,561,379

2,170	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-1	6.717%	3/25/43	Ba3	1,864,189

1,990	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-4F	5.779%	5/25/35	CC	1,259,934

1,916	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-AR1	3.073%	1/25/35	CC	479,023

453	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	482,145

119	Green Tree Fiancial Manufactured Housing Loans, Series 2008-MH1	7.000%	4/25/38	AAA	119,029

50	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates Series 1996-8	8.050%	11/15/26	AAA	51,136

1,743	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass- Through Certificates, Series 2005-GG5	5.117%	4/10/37	AAA	1,749,232

650	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	720,299

82	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A	77,370

19	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	19,347

2,002	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	B	1,874,905

451	IndyMac INDX Mortgage Loan Trust, Pass Through Certificates, Series 2005-AR1	2.748%	3/25/35	AAA	403,094

131	JPMorgan Mortage Trust, Mortgage Pass-Through Certtificates, Series 2006-A7	5.669%	1/25/37	C	3,153

1,618	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.525%	6/25/37	CCC	1,149,288

3,991	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	4,240,837

3,845	JPMorgan Chase Commerical Mortgage Trust, Commerical Mortage Pass Through Certificates, Series 2011-C4	4.106%	7/17/46	AAA	4,175,770

314	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C7	5.103%	11/18/30	AAA	316,495

1,697	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.792%	4/25/38	A	1,706,528

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	227,544

4,570	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	5,191,529

508	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	541,655

2,880	OBP Depositor LLC Trust, Commercial Mortgage Pass Through Certificates, Series 2010-OBP	4.646%	7/15/45	AAA	3,287,915

1,745	Ocwen Advance Receivables Backed Notes, Series 2009-3A	4.140%	7/15/23	AAA	1,747,181

1,370	RBSSP Resecuritization Trust 2010-11	0.415%	3/26/37	A	1,345,476

2,946	RBSSP Resecuritization Trust 2010-4	0.355%	3/26/36	A	2,752,695

2,495	Renaissance Home Equity Loan Trust I, Home Equity Loan Asset-Backed Notes, Series 2005-3	5.140%	11/25/35	AA+	1,798,548

110	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$219		Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	$174,926

1,786		Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	1,824,028

724		Wachovia Mortgage Loan Trust LLC, Mortgage PasS-Through Certificates, Series 2005-B	2.688%	10/20/35	CCC	512,766

676		Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.489%	8/25/38	AAA	718,561

38		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.630%	10/25/35	BBB–	37,523

3,300		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/17/44	Aaa	3,622,479
$152,765		Total Asset-Backed and Mortgage-Backed Securities (cost $150,460,632)				154,928,995

Shares		Description (1)				Value
		INVESTMENT COMPANIES – 0.2%

36,000		Blackrock Credit Allocation Income Trust IV				$477,000

40,000		CBRE Clarion Global Real Estate Income Fund				316,800

23,000		NexPoint Credit Strategies Fund				144,440

16,000		Pioneer Diversified High Income Trust				322,400
		Total Investment Companies (cost $1,173,107)				1,260,640

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		SOVEREIGN DEBT – 2.6%

		Argentina – 0.4%

$1,200		Province of Buenos Aires, 144A	10.875%	1/26/21	B	$654,000

1,300		Provincia de Cordoba	12.375%	8/17/17	B	745,329

1,400		Republic of Argentina	8.750%	6/02/17	B	1,204,000
3,900		Total Argentina				2,603,329
		Brazil – 0.2%

870		Federative Republic of Brazil, (4)	4.875%	1/22/21	Baa2	1,006,155
		Canada – 1.0%

5,500	CAD	Canadian Government Bond	3.750%	6/01/19	AAA	6,211,634
		Indonesia – 0.3%

1,830		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	2,109,075
		Poland – 0.1%

350		Republic of Poland	5.000%	3/23/22	A2	382,025
		South Africa – 0.4%

18,500	ZAR	Republic of South Africa	10.500%	12/21/26	A	2,747,521
		Ukraine – 0.2%

1,250		Republic of Ukraine, 144A, (4)	7.750%	9/23/20	B+	1,132,501
		Total Sovereign Debt (cost $16,516,283)				16,192,240

Nuveen Investments	111

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	STRUCTURED NOTES – 0.1%

$650	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A	0.000%	10/25/13	AAA	$645,281
$650	Total Structured Notes (cost $631,553)				645,281

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.6%

	Money Market Funds – 11.6%

71,979,473	Mount Vernon Securities Lending Prime Portfolio, 0.197% (8), (9)				$71,979,473
	Total Investments Purchased with Collateral from Securities Lending (cost $71,979,473)				71,979,473

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.1%

	Money Market Funds – 2.7%

16,619,491	First American Treasury Obligations Fund, Class Z	0.000% (8)	N/A	N/A	$16,619,491
	U.S. Government and Agency Obligations – 0.4%

$1,340	U.S. Treasury Bills, (6)	0.330%	7/26/12	Aaa	1,339,966

1,160	U.S. Treasury Bills, (6)	0.158%	2/07/13	Aaa	1,158,867

380	U.S. Treasury Bills, (6)	0.158%	3/07/13	Aaa	379,575

$2,880	Total U.S. Government and Agency Obligations				2,878,408
	Total Short-Term Investments (cost $19,497,865)				19,497,899
	Total Investments (cost $677,890,090) – 112.3%				699,399,707
	Other Assets Less Liabilities – (12.3)% (10)				(76,853,090)
	Net Assets – 100%				$622,546,617

Investments in Derivatives at June 30, 2012

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (10)
Citigroup	Euro	1,110,000	U.S. Dollar	1,411,618	8/21/12	$6,202
Citigroup	U.S. Dollar	6,469,700	South Korean Won	7,500,000,000	7/13/12	71,953
Citigroup	U.S. Dollar	3,996,235	South Korean Won	4,670,000,000	7/13/12	77,035
Citigroup	U.S. Dollar	12,050,380	Canadian Dollar	11,950,000	7/23/12	(319,157)
Citigroup	U.S. Dollar	3,979,800	Mexican Peso	52,800,000	7/23/12	(31,207)
Citigroup	U.S. Dollar	5,956,586	Swedish Krona	43,000,000	8/07/12	250,315
Citigroup	U.S. Dollar	5,919,389	Turkish Lira	11,000,000	8/07/12	108,928
Citigroup	U.S. Dollar	15,535,933	Australian Dollar	15,710,000	8/20/12	461,574
JPMorgan	South African Rand	21,800,000	U.S. Dollar	2,606,623	7/23/12	(50,157)
JPMorgan	U.S. Dollar	3,994,856	South Korean Won	4,660,000,000	7/11/12	70,268
JPMorgan	U.S. Dollar	3,308,962	Mexican Peso	43,900,000	7/23/12	(25,946)
JPMorgan	U.S. Dollar	6,953,426	Mexican Peso	95,700,000	7/23/12	203,399
JPMorgan	U.S. Dollar	2,734,057	South African Rand	21,800,000	7/23/12	(77,277)
JPMorgan	U.S. Dollar	1,737,877	South Korean Won	2,050,000,000	8/03/12	47,539
JPMorgan	U.S. Dollar	5,964,420	New Zealand Dollar	7,700,000	8/20/12	176,669
						$970,138

112	Nuveen Investments

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount (U.S. Dollars)	Received Fixed Rate*	Termination Date	Value	Unrealized Appreciation (Depreciation) (10)
UBS	Markit CDX NA HY18 Index	Sell	5.88%	$19,008,000	5.000%	6/20/17	$(644,569)	$405,979
*	Annualized.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$21,000,000	Receive	3-Month USD-LIBOR	2.113%	Semi-Annually	2/21/22	$(917,705)	$(917,705)
UBS	19,000,000	Receive	3-Month USD-LIBOR	2.056%	Semi-Annually	7/01/15	(982,146)	(982,146)
								$(1,899,851)
*	Annualized.

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(6)	9/12	$(743,813)	$1,486
U.S. Treasury 10-Year Note	Short	(671)	9/12	(89,494,625)	(350,772)
U.S. Treasury Long Bond	Long	6	9/12	887,813	(9,764)
U.S. Treasury Ultra Bond	Long	19	9/12	3,170,031	47,753
					$(311,297)

Nuveen Investments	113

Portfolio of Investments

Nuveen Strategic Income Fund (continued)

June 30, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All Percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant accounting Policies, Investment Valuation for more information.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or a portion of investment, is out on loan for securities lending.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	The rate shown is the annualized seven-day effective yield as of June 30, 2012.

(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(10)	Other Assets Less Liabilities, includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

N/A	Not applicable.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

ZAR	South African Rand

USD-LIBOR	United States Dollar–London Inter-Bank Offered Rate.

114	Nuveen Investments

Statement of Assets & Liabilities

June 30, 2012

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Assets
Long-term investments, at value (cost $762,359,793, $596,105,430 and $306,006,693, respectively)	$801,212,996	$591,112,194	$333,992,228
Investments purchased with collateral from securities lending (at cost, which approximates value)	112,762,340	157,452,505	22,654,387
Short-term investments (cost $22,178,290, $16,570,634 and $17,256,550, respectively)	22,178,258	16,570,633	17,256,557
Cash denominated in foreign currencies (cost $—, $— and $—, respectively)	—	—	—
Cash	666	311,414	—
Unrealized appreciation on:
Credit default swaps	—	—	—
Forward foreign currency exchange contracts	—	—	—
Receivables:
Dividends	65,625	289,930	4,615
Due from broker	174,937	54,229	7,515
Interest	6,359,568	11,209,007	1,836,091
Investments sold	154,960	4,449,050	2,392,902
Shares sold	322,863	880,551	1,019,630
Variation margin on futures contracts	260,907	—	—
Other assets	8,940	5,454	2,305
Total assets	943,502,060	782,334,967	379,166,230
Liabilities
Cash overdraft denominated in foreign currencies (cost $—, $— and $—, respectively)	—	—	—
Credit default swap premiums received	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	110,837
Interest rate swaps	2,423,505	—	348,311
Payables:
Collateral from securities lending program	112,762,340	157,452,505	22,654,387
Dividends	1,744,697	2,892,635	555,672
Investments purchased	16,786,384	11,984,205	4,024,946
Shares redeemed	1,581,633	936,987	601,975
Variation margin on futures contracts	—	35,000	22,300
Accrued expenses:
Management fees	242,317	252,261	128,165
12b-1 distribution and service fees	21,644	58,334	11,557
Other	234,247	280,455	116,360
Total liabilities	135,796,767	173,892,382	28,574,510
Net assets	$807,705,293	$608,442,585	$350,591,720

See accompanying notes to financial statements.

Nuveen Investments	115

Statement of Assets & Liabilities (continued)

June 30, 2012

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Class A Shares
Net assets	$83,264,457	$92,018,249	$19,330,349
Shares outstanding	7,150,913	10,655,341	1,638,795
Net asset value per share	$11.64	$8.64	$11.80
Offering price per share (net asset value per share plus maximum sales charge of 4.25%, 4.75% and 4.25%, respectively, of offering price)	$12.16	$9.07	$12.32
Class B Shares
Net assets	$1,019,001	$1,843,096	N/A
Shares outstanding	88,333	214,494	N/A
Net asset value and offering price per share	$11.54	$8.59	N/A
Class C Shares
Net assets	$4,603,429	$48,666,954	$9,702,775
Shares outstanding	397,068	5,646,375	827,858
Net asset value and offering price per share	$11.59	$8.62	$11.72
Class R3 Shares
Net assets	$312,925	$615,483	$172,688
Shares outstanding	26,743	69,833	14,712
Net asset value and offering price per share	$11.70	$8.81	$11.74
Class I Shares
Net assets	$718,505,481	$465,298,803	$321,385,908
Shares outstanding	61,743,617	53,774,062	27,215,130
Net asset value and offering price per share	$11.64	$8.65	$11.81
Net assets consist of:
Capital paid-in	$777,822,407	$629,704,205	$324,439,934
Undistributed (Over-distribution of) net investment income	(257,304)	110,337	1,461,219
Accumulated net realized gain (loss)	(5,728,330)	(16,390,854)	(2,829,521)
Net unrealized appreciation (depreciation)	35,868,520	(4,981,103)	27,520,088
Net assets	$807,705,293	$608,442,585	$350,591,720
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	– Inflation Protected Securities does not offer Class B Shares.

See accompanying notes to financial statements.

116	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $81,519,908, $617,177,083, $865,973,158 and $586,412,752, respectively)	$84,361,114	$638,011,229	$874,490,542	$607,922,335
Investments purchased with collateral from securities lending (at cost, which approximates value)	9,126,144	74,365,907	85,229,787	71,979,473
Short-term investments (cost $1,564,193, $64,917,997, $80,950,448 and $19,497,865, respectively)	1,564,196	64,917,976	80,950,426	19,497,899
Cash denominated in foreign currencies (cost $—, $—, $422 and $—, respectively)	—	—	312	—
Cash	2,302	—	—	960,077
Unrealized appreciation on:
Credit default swaps	—	—	—	405,979
Forward foreign currency exchange contracts	—	—	—	1,473,882
Receivables:
Dividends	—	—	—	93,954
Due from broker	7,124	11,399	24,543	24,835
Interest	440,007	4,042,087	5,717,936	6,800,511
Investments sold	46,587	24,803,608	7,318,731	31,008,332
Shares sold	4,917	133,914	997,043	1,003,904
Variation margin on futures contracts	—	—	164,502	303,535
Other assets	103	6,176	59,659	93,178
Total assets	95,552,494	806,292,296	1,054,953,481	741,567,894
Liabilities
Cash overdraft denominated in foreign currencies (cost $—, $—, $— and $605,111, respectively)	—	—	—	612,877
Credit default swap premiums received	—	—	—	1,050,548
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	—	503,744
Interest rate swaps	—	1,530,864	1,098,152	1,899,851
Payables:
Collateral from securities lending program	9,126,144	74,365,907	85,229,787	71,979,473
Dividends	109,199	992,922	1,207,158	1,518,481
Investments purchased	1,758,787	84,657,556	73,343,752	40,114,254
Shares redeemed	13,540	183,022	10,618,971	888,604
Variation margin on futures contracts	10,382	282,818	—	—
Accrued expenses:
Management fees	24,624	225,705	170,511	125,850
12b-1 distribution and service fees	3,730	5,583	58,257	37,962
Other	58,965	151,877	341,971	289,633
Total liabilities	11,105,371	162,396,254	172,068,559	119,021,277
Net assets	$84,447,123	$643,896,042	$882,884,922	$622,546,617

See accompanying notes to financial statements.

Nuveen Investments	117

Statement of Assets & Liabilities (continued)

June 30, 2012

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Class A Shares
Net assets	$12,734,628	$21,262,206	$112,851,178	$52,802,373
Shares outstanding	1,411,121	1,992,700	11,340,866	4,875,312
Net asset value per share	$9.02	$10.67	$9.95	$10.83
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 3.00%, 2.25% and 4.25%, respectively, of offering price)	$9.30	$11.00	$10.18	$11.31
Class B Shares
Net assets	N/A	N/A	N/A	$2,148,327
Shares outstanding	N/A	N/A	N/A	199,348
Net asset value and offering price per share	N/A	N/A	N/A	$10.78
Class C Shares
Net assets	$1,438,294	$1,567,858	$42,345,553	$31,084,844
Shares outstanding	159,212	147,581	4,246,395	2,887,755
Net asset value and offering price per share	$9.03	$10.62	$9.97	$10.76
Class R3 Shares
Net assets	$213,968	N/A	$445,879	$1,902,622
Shares outstanding	23,743	N/A	44,779	174,905
Net asset value and offering price per share	$9.01	N/A	$9.96	$10.88
Class I Shares
Net assets	$70,060,233	$621,065,978	$727,242,312	$534,608,451
Shares outstanding	7,759,879	58,413,508	73,077,742	49,377,824
Net asset value and offering price per share	$9.03	$10.63	$9.95	$10.83
Net assets consist of:
Capital paid-in	$89,214,961	$612,256,308	$904,954,381	$661,045,902
Undistributed (Over-distribution of) net investment income	(13,772)	(1,571,679)	(96,445)	7,146,648
Accumulated net realized gain (loss)	(7,607,056)	13,945,306	(29,224,278)	(66,312,626)
Net unrealized appreciation (depreciation)	2,852,990	19,266,107	7,251,264	20,666,693
Net assets	$84,447,123	$643,896,042	$882,884,922	$622,546,617
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001
N/A	– Intermediate Government Bond and Short Term Bond do not offer Class B Shares. Intermediate Term Bond does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

118	Nuveen Investments

Statement of Operations

Year Ended June 30, 2012

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $10,769 and $—, respectively)	$40,759,678	$48,887,986	$8,781,999
Securities lending income	187,658	619,782	134,177
Total investment income	40,947,336	49,507,768	8,916,176
Expenses
Management fees	5,525,628	3,789,261	1,949,674
12b-1 service fees – Class A	209,171	176,264	36,397
12b-1 distribution and service fees – Class B	14,259	17,952	N/A
12b-1 distribution and service fees – Class C	40,134	333,391	79,863
12b-1 distribution and service fees – Class R3	1,799	2,153	584
Shareholders’ servicing agent fees and expenses	464,801	356,053	217,145
Custodian’s fees and expenses	189,942	138,120	71,263
Directors’ fees and expenses	25,005	17,000	9,245
Professional fees	99,679	43,488	47,656
Shareholders’ reports – printing and mailing expenses	133,909	112,630	39,901
Federal and state registration fees	95,551	93,008	91,710
Reorganization expense	—	19,000	—
Other expenses	38,255	10,380	14,972
Total expenses before expense reimbursement	6,838,133	5,108,700	2,558,410
Expense reimbursement	(369,998)	(190,471)	(528,613)
Net expenses	6,468,135	4,918,229	2,029,797
Net investment income (loss)	34,479,201	44,589,539	6,886,379
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	18,705,021	(13,744,653)	8,964,913
Forward foreign currency exchange contracts	—	—	167,168
Futures contracts	(7,955,883)	(67,967)	60,629
Options purchased	—	—	—
Options written	—	—	—
Swaps	(1,725,955)	—	(127,943)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,052,404	(5,098,028)	18,437,020
Forward foreign currency exchange contracts	—	—	(110,837)
Futures contracts	(1,449,836)	12,132	(82,693)
Options written	—	—	—
Swaps	52,980	—	(44,170)
Net realized and unrealized gain (loss)	16,678,731	(18,898,516)	27,264,087
Net increase (decrease) in net assets from operations	$51,157,932	$25,691,023	$34,150,466
N/A –	Inflation Protected Securities does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	119

Statement of Operations (continued)

Year Ended June 30, 2012

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $—, $— and $—, respectively)	$2,887,819	$23,099,397	$24,813,895	$31,580,404
Securities lending income	21,965	172,074	174,547	157,841
Total investment income	2,909,784	23,271,471	24,988,442	31,738,245
Expenses
Management fees	664,767	3,974,836	3,586,821	3,678,203
12b-1 service fees – Class A	34,041	53,935	260,019	109,797
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	18,505
12b-1 distribution and service fees – Class C	12,716	11,014	302,310	222,774
12b-1 distribution and service fees – Class R3	2,277	N/A	1,362	6,539
Shareholders’ servicing agent fees and expenses	67,810	243,763	250,721	231,283
Custodian’s fees and expenses	34,843	128,958	181,495	161,746
Directors’ fees and expenses	3,099	18,066	24,292	20,235
Professional fees	38,147	72,324	110,689	71,167
Shareholders’ reports – printing and mailing expenses	24,971	38,399	139,803	79,231
Federal and state registration fees	60,554	56,438	76,636	95,838
Reorganization expense	—	—	99,000	121,000
Other expenses	12,474	28,183	38,151	33,503
Total expenses before expense reimbursement	955,699	4,625,916	5,071,299	4,849,821
Expense reimbursement	(285,213)	(130,767)	(205,906)	(431,342)
Net expenses	670,486	4,495,149	4,865,393	4,418,479
Net investment income (loss)	2,239,298	18,776,322	20,123,049	27,319,766
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,568,618	19,955,520	4,661,657	12,429,444
Forward foreign currency exchange contracts	—	—	(149,386)	(102,811)
Futures contracts	685,111	(1,294,926)	(7,223,699)	(7,719,289)
Options purchased	—	—	—	(1,715,583)
Options written	—	—	—	(321,084)
Swaps	—	(767,968)	(2,188,004)	(883,712)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	108,077	(2,991,611)	(3,980,585)	4,637,040
Forward foreign currency exchange contracts	—	—	92,822	956,394
Futures contracts	22,105	(132,059)	458,809	(509,763)
Options written	—	—	—	(113,961)
Swaps	—	(72,804)	(514,179)	(491,079)
Net realized and unrealized gain (loss)	2,383,911	14,696,152	(8,842,565)	6,165,596
Net increase (decrease) in net assets from operations	$4,623,209	$33,472,474	$11,280,484	$33,485,362
N/A	– Intermediate Government Bond and Short Term Bond do not offer Class B Shares. Intermediate Term Bond does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

120	Nuveen Investments

Statement of Changes in Net Assets

	Core Plus Bond		High Income Bond
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$34,479,201	$47,739,793	$44,589,539	$36,550,090
Net realized gain (loss) from:
Investments and foreign currency	18,705,021	54,185,668	(13,744,653)	24,993,013
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(7,955,883)	(8,856,879)	(67,967)	439,344
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(1,725,955)	(2,009,429)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,052,404	(22,473,175)	(5,098,028)	12,502,589
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(1,449,836)	3,005,732	12,132	(178,442)
Options written	—	—	—	—
Swaps	52,980	62,340	—	—
Net increase (decrease) in net assets from operations	51,157,932	71,654,050	25,691,023	74,306,594
Distributions to Shareholders
From net investment income:
Class A	(3,053,035)	(3,347,296)	(5,735,501)	(2,338,443)
Class B	(41,242)	(75,877)	(132,288)	(103,717)
Class C	(117,724)	(109,255)	(2,477,744)	(588,496)
Class R3	(12,214)	(17,140)	(33,439)	(26,632)
Class I	(32,189,815)	(42,653,198)	(36,583,834)	(33,008,236)
From accumulated net realized gains:
Class A	—	—	(298,280)	—
Class B	—	—	(7,773)	—
Class C	—	—	(148,234)	—
Class R3	—	—	(1,386)	—
Class I	—	—	(1,460,981)	—
Decrease in net assets from distributions to shareholders	(35,414,030)	(46,202,766)	(46,879,460)	(36,065,524)
Fund Share Transactions
Fund reorganization	—	—	104,870,978	—
Proceeds from sale of shares	112,240,499	157,991,764	228,987,881	226,022,874
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,143,026	16,255,878	12,427,284	5,754,839
	124,383,525	174,247,642	346,286,143	231,777,713
Cost of shares redeemed	(349,839,594)	(462,890,776)	(219,810,557)	(155,401,477)
Net increase (decrease) in net assets from Fund share transactions	(225,456,069)	(288,643,134)	126,475,586	76,376,236
Net increase (decrease) in net assets	(209,712,167)	(263,191,850)	105,287,149	114,617,306
Net assets at the beginning of period	1,017,417,460	1,280,609,310	503,155,436	388,538,130
Net assets at the end of period	$807,705,293	$1,017,417,460	$608,442,585	$503,155,436
Undistributed (Over-distribution of) net investment income at the end of period	$(257,304)	$1,352,342	$110,337	$505,608

See accompanying notes to financial statements.

Nuveen Investments	121

Statement of Changes in Net Assets (continued)

	Inflation Protected Securities		Intermediate Government Bond
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$6,886,379	$7,901,160	$2,239,298	$3,253,134
Net realized gain (loss) from:
Investments and foreign currency	8,964,913	4,562,822	1,568,618	3,114,651
Forward foreign currency exchange contracts	167,168	(51,127)	—	—
Futures contracts	60,629	(213,630)	685,111	76,868
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(127,943)	(205,890)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,437,020	4,335,598	108,077	(1,948,456)
Forward foreign currency exchange contracts	(110,837)	—	—	—
Futures contracts	(82,693)	210,169	22,105	(68,702)
Options written	—	—	—	—
Swaps	(44,170)	7,647	—	—
Net increase (decrease) in net assets from operations	34,150,466	16,546,749	4,623,209	4,427,495
Distributions to Shareholders
From net investment income:
Class A	(468,815)	(125,517)	(291,024)	(383,252)
Class B	N/A	N/A	N/A	N/A
Class C	(180,484)	(48,340)	(16,266)	(24,042)
Class R3	(3,148)	(8,196)	(8,188)	(9,778)
Class I	(10,662,479)	(2,852,540)	(2,051,257)	(2,876,058)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(11,314,926)	(3,034,593)	(2,366,735)	(3,293,130)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	148,914,630	153,222,275	12,589,884	33,044,146
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,571,415	487,382	853,309	1,416,540
	150,486,045	153,709,657	13,443,193	34,460,686
Cost of shares redeemed	(98,068,926)	(64,764,465)	(46,188,783)	(94,342,196)
Net increase (decrease) in net assets from Fund share transactions	52,417,119	88,945,192	(32,745,590)	(59,881,510)
Net increase (decrease) in net assets	75,252,659	102,457,348	(30,489,116)	(58,747,145)
Net assets at the beginning of period	275,339,061	172,881,713	114,936,239	173,683,384
Net assets at the end of period	$350,591,720	$275,339,061	$84,447,123	$114,936,239
Undistributed (Over-distribution of) net investment income at the end of period	$1,461,219	$5,416,901	$(13,772)	$(212)
N/A	– Inflation Protected Securities and Intermediate Government Bond do not offer Class B Shares.

See accompanying notes to financial statements.

122	Nuveen Investments

	Intermediate Term Bond		Short Term Bond
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$18,776,322	$25,116,673	$20,123,049	$20,010,214
Net realized gain (loss) from:
Investments and foreign currency	19,955,520	21,982,231	4,661,657	8,061,708
Forward foreign currency exchange contracts	—	—	(149,386)	(143,789)
Futures contracts	(1,294,926)	(971,631)	(7,223,699)	(5,003,707)
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaps	(767,968)	(1,226,416)	(2,188,004)	313,057
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,991,611)	(9,945,282)	(3,980,585)	390,332
Forward foreign currency exchange contracts	—	—	92,822	(92,822)
Futures contracts	(132,059)	(165,227)	458,809	693,795
Options written	—	—	—	—
Swaps	(72,804)	33,658	(514,179)	488,181
Net increase (decrease) in net assets from operations	33,472,474	34,824,006	11,280,484	24,716,969
Distributions to Shareholders
From net investment income:
Class A	(619,682)	(786,192)	(2,658,693)	(1,859,321)
Class B	N/A	N/A	N/A	N/A
Class C	(22,754)	(2,096)	(558,375)	(58,239)
Class R3	N/A	N/A	(6,394)	N/A
Class I	(18,978,358)	(24,001,414)	(17,689,020)	(16,480,508)
From accumulated net realized gains:
Class A	(33,008)	—	—	—
Class B	N/A	N/A	N/A	N/A
Class C	(1,212)	—	—	—
Class R3	N/A	N/A	—	N/A
Class I	(1,010,912)	—	—	—
Decrease in net assets from distributions to shareholders	(20,665,926)	(24,789,702)	(20,912,482)	(18,398,068)
Fund Share Transactions
Fund reorganization	—	—	153,886,513	—
Proceeds from sale of shares	166,920,130	149,971,859	385,977,366	524,865,968
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,049,154	6,310,928	6,138,855	4,910,267
	172,969,284	156,282,787	546,002,734	529,776,235
Cost of shares redeemed	(222,662,884)	(246,799,023)	(481,483,122)	(427,990,718)
Net increase (decrease) in net assets from Fund share transactions	(49,693,600)	(90,516,236)	64,519,612	101,785,517
Net increase (decrease) in net assets	(36,887,052)	(80,481,932)	54,887,614	108,104,418
Net assets at the beginning of period	680,783,094	761,265,026	827,997,308	719,892,890
Net assets at the end of period	$643,896,042	$680,783,094	$882,884,922	$827,997,308
Undistributed (Over-distribution of) net investment income at the end of period	$(1,571,679)	$(155,249)	$(96,445)	$552,675
N/A	– Intermediate Term Bond does not offer Class B or Class R3 Shares. Short Term Bond does not offer Class B Shares and did not offer Class R3 Shares prior to September 23, 2011.

See accompanying notes to financial statements.

Nuveen Investments	123

Statement of Changes in Net Assets (continued)

	Strategic Income
	Year Ended 6/30/12	Year Ended 6/30/11
Operations
Net investment income (loss)	$27,319,766	$29,514,691
Net realized gain (loss) from:
Investments and foreign currency	12,429,444	34,568,431
Forward foreign currency exchange contracts	(102,811)	(70,957)
Futures contracts	(7,719,289)	(7,380,309)
Options purchased	(1,715,583)	—
Options written	(321,084)	(189,057)
Swaps	(883,712)	2,289,011
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,637,040	(1,253,606)
Forward foreign currency exchange contracts	956,394	13,743
Futures contracts	(509,763)	2,406,651
Options written	(113,961)	113,961
Swaps	(491,079)	(715,210)
Net increase (decrease) in net assets from operations	33,485,362	59,297,349
Distributions to Shareholders
From net investment income:
Class A	(1,766,560)	(1,234,485)
Class B	(59,799)	(43,626)
Class C	(721,977)	(252,970)
Class R3	(48,682)	(36,575)
Class I	(24,363,476)	(27,595,194)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(26,960,494)	(29,162,850)
Fund Share Transactions
Fund reorganization	81,128,697	—
Proceeds from sale of shares	120,219,679	141,914,621
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,306,341	8,495,697
	209,654,717	150,410,318
Cost of shares redeemed	(244,013,153)	(222,392,912)
Net increase (decrease) in net assets from Fund share transactions	(34,358,436)	(71,982,594)
Net increase (decrease) in net assets	(27,833,568)	(41,848,095)
Net assets at the beginning of period	650,380,185	692,228,280
Net assets at the end of period	$622,546,617	$650,380,185
Undistributed (Over-distribution of) net investment income at the end of period	$7,146,648	$4,397,063

See accompanying notes to financial statements.

124	Nuveen Investments

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Nuveen Investments	125

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CORE PLUS BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/87)
2012	$11.44	$.41	$.21	$.62	$(.42)	$—	$(.42)	$11.64	5.52%
2011	11.22	.43	.21	.64	(.42)	—	(.42)	11.44	5.73
2010	10.04	.51	1.18	1.69	(.51)	—	(.51)	11.22	17.11
2009	10.86	.61	(.81)	(.20)	(.62)	—	(.62)	10.04	(1.37)
2008	10.79	.51	.05	.56	(.49)	—	(.49)	10.86	5.24
Class B (8/94)
2012	11.34	.32	.21	.53	(.33)	—	(.33)	11.54	4.74
2011	11.12	.34	.21	.55	(.33)	—	(.33)	11.34	4.97
2010	9.95	.43	1.17	1.60	(.43)	—	(.43)	11.12	16.31
2009	10.77	.54	(.81)	(.27)	(.55)	—	(.55)	9.95	(2.12)
2008	10.70	.42	.06	.48	(.41)	—	(.41)	10.77	4.50
Class C (2/99)
2012	11.40	.32	.21	.53	(.34)	—	(.34)	11.59	4.68
2011	11.18	.34	.21	.55	(.33)	—	(.33)	11.40	4.97
2010	10.00	.42	1.19	1.61	(.43)	—	(.43)	11.18	16.32
2009	10.83	.54	(.82)	(.28)	(.55)	—	(.55)	10.00	(2.21)
2008	10.75	.43	.06	.49	(.41)	—	(.41)	10.83	4.57
Class R3 (9/01)
2012	11.50	.38	.22	.60	(.40)	—	(.40)	11.70	5.27
2011	11.27	.40	.22	.62	(.39)	—	(.39)	11.50	5.54
2010	10.09	.48	1.19	1.67	(.49)	—	(.49)	11.27	16.74
2009	10.89	.59	(.79)	(.20)	(.60)	—	(.60)	10.09	(1.43)
2008	10.81	.49	.05	.54	(.46)	—	(.46)	10.89	5.06
Class I (2/94)
2012	11.44	.44	.21	.65	(.45)	—	(.45)	11.64	5.79
2011	11.21	.46	.22	.68	(.45)	—	(.45)	11.44	6.09
2010	10.03	.54	1.18	1.72	(.54)	—	(.54)	11.21	17.42
2009	10.86	.64	(.82)	(.18)	(.65)	—	(.65)	10.03	(1.22)
2008	10.78	.54	.06	.60	(.52)	—	(.52)	10.86	5.60

126	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

$83,264	.97%	3.51%	.93%	3.55%	98%
85,980	.99	3.72	.94	3.77	91
93,374	1.02	4.58	.95	4.65	83
82,373	1.02	6.27	.95	6.34	160
94,571	1.01	4.57	.95	4.63	131

1,019	1.72	2.78	1.68	2.82	98
1,805	1.74	2.97	1.69	3.02	91
3,607	1.77	3.90	1.70	3.97	83
5,780	1.77	5.52	1.70	5.59	160
7,733	1.76	3.81	1.70	3.87	131

4,603	1.72	2.76	1.67	2.80	98
3,711	1.74	2.97	1.69	3.02	91
3,796	1.77	3.84	1.70	3.91	83
3,693	1.77	5.52	1.70	5.59	160
4,383	1.76	3.83	1.70	3.89	131

313	1.22	3.24	1.18	3.27	98
380	1.23	3.47	1.19	3.52	91
379	1.27	4.35	1.20	4.42	83
406	1.27	6.04	1.20	6.11	160
289	1.26	4.36	1.20	4.42	131

718,505	.72	3.76	.68	3.80	98
925,541	.74	3.97	.69	4.02	91
1,179,453	.77	4.86	.70	4.93	83
1,279,489	.77	6.50	.70	6.57	160
1,468,599	.76	4.82	.70	4.88	131

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Excluding dollar roll transactions, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	127

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH INCOME BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/01)
2012	$9.05	$.69	$(.38)	$.31	$(.69)	$(.03)	$(.72)	$8.64	3.76%
2011	8.28	.67	.76	1.43	(.66)	—	(.66)	9.05	17.61
2010	7.15	.67	1.12	1.79	(.66)	—	(.66)	8.28	25.47
2009	8.65	.73	(1.47)	(.74)	(.76)	—	(.76)	7.15	(7.26)
2008	9.61	.71	(.97)	(.26)	(.70)	—	(.70)	8.65	(2.84)
Class B (8/01)
2012	8.98	.62	(.36)	.26	(.62)	(.03)	(.65)	8.59	3.18
2011	8.23	.60	.74	1.34	(.59)	—	(.59)	8.98	16.59
2010	7.11	.60	1.12	1.72	(.60)	—	(.60)	8.23	24.56
2009	8.61	.68	(1.47)	(.79)	(.71)	—	(.71)	7.11	(7.99)
2008	9.57	.63	(.96)	(.33)	(.63)	—	(.63)	8.61	(3.57)
Class C (8/01)
2012	9.01	.63	(.37)	.26	(.62)	(.03)	(.65)	8.62	3.18
2011	8.25	.60	.75	1.35	(.59)	—	(.59)	9.01	16.67
2010	7.12	.60	1.13	1.73	(.60)	—	(.60)	8.25	24.67
2009	8.62	.68	(1.47)	(.79)	(.71)	—	(.71)	7.12	(7.98)
2008	9.58	.63	(.96)	(.33)	(.63)	—	(.63)	8.62	(3.57)
Class R3 (9/01)
2012	9.23	.67	(.38)	.29	(.68)	(.03)	(.71)	8.81	3.46
2011	8.44	.66	.77	1.43	(.64)	—	(.64)	9.23	17.28
2010	7.28	.66	1.14	1.80	(.64)	—	(.64)	8.44	25.12
2009	8.79	.73	(1.49)	(.76)	(.75)	—	(.75)	7.28	(7.49)
2008	9.75	.69	(.98)	(.29)	(.67)	—	(.67)	8.79	(3.04)
Class I (8/01)
2012	9.05	.71	(.37)	.34	(.71)	(.03)	(.74)	8.65	4.15
2011	8.29	.69	.75	1.44	(.68)	—	(.68)	9.05	17.77
2010	7.16	.69	1.12	1.81	(.68)	—	(.68)	8.29	25.75
2009	8.66	.75	(1.47)	(.72)	(.78)	—	(.78)	7.16	(7.01)
2008	9.62	.73	(.97)	(.24)	(.72)	—	(.72)	8.66	(2.59)

128	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$92,018	1.06%	7.98%	1.04%	7.99%	124%
30,984	1.22	7.38	1.10	7.50	130
29,532	1.29	7.93	1.10	8.12	132
25,696	1.36	10.53	1.10	10.79	108
24,420	1.31	7.53	1.10	7.74	100

1,843	1.82	7.23	1.80	7.26	124
1,285	1.98	6.64	1.85	6.76	130
1,628	2.04	7.28	1.85	7.47	132
2,157	2.11	9.66	1.85	9.92	108
3,496	2.06	6.76	1.85	6.97	100

48,667	1.80	7.26	1.79	7.27	124
9,792	1.97	6.64	1.85	6.76	130
6,969	2.04	7.22	1.85	7.41	132
5,038	2.11	9.72	1.85	9.98	108
6,490	2.06	6.76	1.85	6.97	100

615	1.31	7.66	1.29	7.68	124
309	1.47	7.12	1.35	7.25	130
343	1.54	7.73	1.35	7.92	132
265	1.61	10.46	1.35	10.72	108
185	1.56	7.16	1.35	7.37	100

465,299	.84	8.19	.80	8.23	124
460,785	.97	7.63	.85	7.75	130
350,066	1.04	8.19	.85	8.38	132
182,051	1.11	10.67	.85	10.93	108
204,164	1.06	7.78	.85	7.99	100

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	129

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED SECURITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (10/04)
2012	$10.94	$.23	$1.01	$1.24	$(.38)	$—	$—	$(.38)	$11.80	11.44%
2011	10.33	.35	.40	.75	(.14)	—	—	(.14)	10.94	7.30
2010	9.59	.28	.73	1.01	(.27)	—	—	(.27)	10.33	10.62
2009	10.20	.14	(.37)	(.23)	(.26)	—	(.12)	(.38)	9.59	(2.18)
2008	9.43	.54	.76	1.30	(.53)	—	—	(.53)	10.20	14.01
Class C (10/04)
2012	10.84	.14	1.00	1.14	(.26)	—	—	(.26)	11.72	10.62
2011	10.24	.26	.41	.67	(.07)	—	—	(.07)	10.84	6.59
2010	9.53	.18	.75	.93	(.22)	—	—	(.22)	10.24	9.76
2009	10.18	.11	(.43)	(.32)	(.21)	—	(.12)	(.33)	9.53	(3.03)
2008	9.41	.48	.75	1.23	(.46)	—	—	(.46)	10.18	13.20
Class R3 (10/04)
2012	10.84	.22	.97	1.19	(.29)	—	—	(.29)	11.74	11.10
2011	10.31	.11	.54	.65	(.12)	—	—	(.12)	10.84	6.31
2010	9.58	.26	.72	.98	(.25)	—	—	(.25)	10.31	10.32
2009	10.20	.13	(.39)	(.26)	(.24)	—	(.12)	(.36)	9.58	(2.43)
2008	9.43	.52	.75	1.27	(.50)	—	—	(.50)	10.20	13.73
Class I (10/04)
2012	10.96	.25	1.01	1.26	(.41)	—	—	(.41)	11.81	11.62
2011	10.34	.40	.38	.78	(.16)	—	—	(.16)	10.96	7.62
2010	9.59	.33	.71	1.04	(.29)	—	—	(.29)	10.34	10.92
2009	10.20	.23	(.45)	(.22)	(.27)	—	(.12)	(.39)	9.59	(2.03)
2008	9.43	.56	.76	1.32	(.55)	—	—	(.55)	10.20	14.29

130	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$19,330	1.00%	1.81%	.84%	1.97%	47%
12,080	1.09	3.05	.85	3.30	45
7,894	1.15	2.46	.84	2.77	72
5,439	1.10	1.27	.85	1.52	24
3,294	1.08	5.17	.85	5.40	71

9,703	1.75	1.05	1.59	1.21	47
8,043	1.84	2.19	1.60	2.44	45
6,673	1.91	1.47	1.60	1.78	72
1,406	1.84	.94	1.59	1.19	24
365	1.83	4.59	1.60	4.82	71

173	1.25	1.72	1.09	1.88	47
33	1.38	.78	1.10	1.05	45
1,332	1.40	2.33	1.09	2.64	72
1,262	1.35	1.09	1.10	1.34	24
1,175	1.33	4.98	1.10	5.21	71

321,386	.75	1.99	.59	2.15	47
255,183	.84	3.49	.60	3.74	45
156,983	.90	2.96	.59	3.27	72
167,501	.85	2.23	.60	2.48	24
278,749	.83	5.41	.60	5.64	71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	131

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE GOVERNMENT BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value	Total Return(c)
Class A (10/02)
2012	$8.84	$.18	$.19	$.37	$(.19)	$—	$—		$(.19)	$9.02	4.24%
2011	8.77	.20	.07	.27	(.20)	—	—		(.20)	8.84	3.10
2010	8.67	.20	.27	.47	(.20)	(.17)	—	*	(.37)	8.77	5.50
2009	8.42	.19	.25	.44	(.19)	—	—		(.19)	8.67	5.30
2008	8.00	.28	.43	.71	(.29)	—	—		(.29)	8.42	8.90
Class C (10/09)
2012	8.85	.10	.20	.30	(.12)	—	—		(.12)	9.03	3.35
2011	8.77	.12	.08	.20	(.12)	—	—		(.12)	8.85	2.32
2010(e)	8.76	.09	.17	.26	(.08)	(.17)	—	*	(.25)	8.77	3.00
Class R3 (10/09)
2012	8.84	.15	.18	.33	(.16)	—	—		(.16)	9.01	3.79
2011	8.77	.16	.08	.24	(.17)	—	—		(.17)	8.84	2.75
2010(e)	8.76	.09	.20	.29	(.11)	(.17)	—	*	(.28)	8.77	3.34
Class I (10/02)
2012	8.84	.19	.21	.40	(.21)	—	—		(.21)	9.03	4.50
2011	8.77	.21	.07	.28	(.21)	—	—		(.21)	8.84	3.25
2010	8.67	.21	.27	.48	(.21)	(.17)	—	*	(.38)	8.77	5.66
2009	8.42	.21	.25	.46	(.21)	—	—		(.21)	8.67	5.46
2008	8.00	.30	.42	.72	(.30)	—	—		(.30)	8.42	9.07

132	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$12,735	1.11%		1.65%		.77%		1.99%		72%
14,086	1.10		1.85		.73		2.22		58
19,003	1.19		1.89		.75		2.33		105
10,496	1.15		1.82		.75		2.22		133
6,504	1.33		2.74		.75		3.32		118

1,438	1.86		.90		1.60		1.16		72
1,417	1.89		1.05		1.58		1.37		58
1,940	1.94	**	1.16	**	1.60	**	1.50	**	105

214	1.36		1.39		1.10		1.66		72
473	1.39		1.56		1.08		1.87		58
652	1.44	**	1.44	**	1.10	**	1.78	**	105

70,060	.86		1.90		.60		2.16		72
98,960	.89		2.05		.58		2.36		58
152,088	.94		2.05		.60		2.39		105
101,253	.90		2.11		.60		2.41		133
63,784	1.08		3.12		.60		3.60		118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	133

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE TERM BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (1/95)
2012	$10.47	$.29	$.23	$.52	$(.30)	$(.02)	$(.32)	$10.67	4.93%
2011	10.33	.33	.14	.47	(.33)	—	(.33)	10.47	4.70
2010	9.47	.42	.86	1.28	(.42)	—	(.42)	10.33	13.64
2009	9.90	.48	(.40)	.08	(.51)	—	(.51)	9.47	1.21
2008	9.73	.44	.14	.58	(.41)	—	(.41)	9.90	6.02
Class C (1/11)
2012	10.44	.19	.22	.41	(.22)	(.01)	(.23)	10.62	3.97
2011(e)	10.37	.12	.06	.18	(.11)	—	(.11)	10.44	1.76
Class I (1/93)
2012	10.43	.30	.23	.53	(.32)	(.01)	(.33)	10.63	5.18
2011	10.29	.35	.14	.49	(.35)	—	(.35)	10.43	4.76
2010	9.43	.43	.86	1.29	(.43)	—	(.43)	10.29	13.87
2009	9.87	.49	(.40)	.09	(.53)	—	(.53)	9.43	1.26
2008	9.70	.45	.15	.60	(.43)	—	(.43)	9.87	6.20

134	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$21,262	.95%		2.61%		.85%		2.70%		75%
22,502	.94		3.10		.85		3.20		58
26,341	1.01		3.96		.85		4.12		58
23,905	1.01		5.09		.85		5.25		41
28,364	1.01		4.22		.85		4.38		102

1,568	1.69		1.79		1.67		1.81		75
1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

621,066	.70		2.85		.68		2.87		75
657,129	.74		3.30		.70		3.35		58
734,924	.76		4.22		.70		4.28		58
724,531	.76		5.33		.70		5.39		41
766,932	.76		4.47		.70		4.53		102

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	135

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TERM BOND
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/92)
2012	$10.06	$.24	$(.10)	$.14	$(.25)	$—	$(.25)	$9.95	1.42%
2011	9.98	.24	.06	.30	(.22)	—	(.22)	10.06	3.00
2010	9.66	.31	.34	.65	(.33)	—	(.33)	9.98	6.77
2009	9.89	.46	(.26)	.20	(.43)	—	(.43)	9.66	2.22
2008	9.90	.45	(.03)	.42	(.43)	—	(.43)	9.89	4.30
Class C (10/09)
2012	10.09	.16	(.11)	.05	(.17)	—	(.17)	9.97	.50
2011	10.00	.15	.07	.22	(.13)	—	(.13)	10.09	2.22
2010(e)	9.95	.13	.06	.19	(.14)	—	(.14)	10.00	1.90
Class R3 (9/11)
2012(f)	9.85	.16	.13	.29	(.18)	—	(.18)	9.96	2.92
Class I (2/94)
2012	10.07	.26	(.11)	.15	(.27)	—	(.27)	9.95	1.51
2011	9.99	.25	.06	.31	(.23)	—	(.23)	10.07	3.16
2010	9.67	.32	.34	.66	(.34)	—	(.34)	9.99	6.92
2009	9.89	.48	(.25)	.23	(.45)	—	(.45)	9.67	2.48
2008	9.91	.46	(.03)	.43	(.45)	—	(.45)	9.89	4.35

136	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$112,851	.82%		2.33%		.73%		2.42%		56%
80,927	.87		2.22		.73		2.37		58
87,631	1.04		2.88		.75		3.17		44
65,704	1.06		4.55		.74		4.87		54
59,933	1.05		4.17		.74		4.48		55

42,346	1.56		1.56		1.55		1.57		56
5,101	1.66		1.45		1.58		1.53		58
3,111	1.79	*	1.76	*	1.60	*	1.95	*	44

446	1.06	*	2.07	*	1.05	*	2.07	*	56

727,242	.57		2.59		.55		2.61		56
741,969	.67		2.43		.58		2.52		58
629,151	.79		3.07		.60		3.26		44
315,024	.81		4.80		.59		5.02		54
257,403	.80		4.41		.59		4.62		55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(f)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	137

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGIC INCOME
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/00)
2012	$10.72	$.44	$.10	$.54	$(.43)	$—	$(.43)	$10.83	5.14%
2011	10.27	.43	.45	.88	(.43)	—	(.43)	10.72	8.69
2010	9.01	.52	1.28	1.80	(.54)	—	(.54)	10.27	20.21
2009	9.90	.64	(.74)	(.10)	(.63)	(.16)	(.79)	9.01	.16
2008	9.83	.49	.05	.54	(.47)	—	(.47)	9.90	5.51
Class B (2/00)
2012	10.67	.36	.09	.45	(.34)	—	(.34)	10.78	4.32
2011	10.22	.35	.44	.79	(.34)	—	(.34)	10.67	7.84
2010	8.97	.45	1.26	1.71	(.46)	—	(.46)	10.22	19.22
2009	9.86	.58	(.74)	(.16)	(.57)	(.16)	(.73)	8.97	(.58)
2008	9.80	.41	.05	.46	(.40)	—	(.40)	9.86	4.65
Class C (2/00)
2012	10.65	.36	.09	.45	(.34)	—	(.34)	10.76	4.32
2011	10.20	.35	.44	.79	(.34)	—	(.34)	10.65	7.85
2010	8.96	.43	1.27	1.70	(.46)	—	(.46)	10.20	19.13
2009	9.84	.58	(.73)	(.15)	(.57)	(.16)	(.73)	8.96	(.48)
2008	9.78	.42	.04	.46	(.40)	—	(.40)	9.84	4.66
Class R3 (9/01)
2012	10.77	.41	.10	.51	(.40)	—	(.40)	10.88	4.83
2011	10.31	.41	.45	.86	(.40)	—	(.40)	10.77	8.40
2010	9.07	.42	1.32	1.74	(.50)	—	(.50)	10.31	19.47
2009	9.95	.62	(.73)	(.11)	(.61)	(.16)	(.77)	9.07	.02
2008	9.88	.47	.05	.52	(.45)	—	(.45)	9.95	5.22
Class I (2/00)
2012	10.71	.45	.12	.57	(.45)	—	(.45)	10.83	5.35
2011	10.26	.46	.44	.90	(.45)	—	(.45)	10.71	8.99
2010	9.01	.55	1.25	1.80	(.55)	—	(.55)	10.26	20.31
2009	9.89	.66	(.73)	(.07)	(.65)	(.16)	(.81)	9.01	.52
2008	9.83	.52	.04	.56	(.50)	—	(.50)	9.89	5.67

138	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

$52,802	.93%	4.01%	.85%	4.10%	199%
25,045	1.05	3.93	.88	4.10	98
28,165	1.13	4.98	.92	5.19	96
13,948	1.13	7.45	1.00	7.58	147
15,567	1.11	4.75	.99	4.87	124

2,148	1.68	3.27	1.61	3.33	199
1,116	1.80	3.22	1.73	3.29	98
1,413	1.87	4.35	1.74	4.48	96
1,719	1.88	6.71	1.75	6.84	147
2,384	1.86	4.01	1.74	4.13	124

31,085	1.67	3.30	1.60	3.37	199
8,092	1.80	3.22	1.73	3.29	98
6,748	1.88	4.21	1.75	4.34	96
2,778	1.88	6.64	1.75	6.77	147
3,673	1.86	4.10	1.74	4.22	124

1,903	1.19	3.73	1.12	3.80	199
1,020	1.29	3.73	1.23	3.79	98
601	1.37	4.06	1.24	4.19	96
681	1.38	7.26	1.25	7.39	147
293	1.36	4.54	1.24	4.66	124

534,608	.69	4.19	.63	4.26	199
615,107	.80	4.22	.73	4.29	98
655,301	.87	5.31	.74	5.44	96
633,108	.88	7.64	.75	7.77	147
1,069,211	.86	5.03	.74	5.15	124

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Excluding dollar roll transactions, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	139

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Core Plus Bond Fund (“Core Plus Bond”) formerly known as Nuveen Core Bond Fund, Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Intermediate Term Bond Fund (“Intermediate Term Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) formerly known as Nuveen Total Return Bond Fund, (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

During the current reporting period, Core Plus Bond changed its name from Nuveen Core Bond Fund and Strategic Income changed its name from Nuveen Total Return Bond Fund.

Core Plus Bond’s investment objective is to provide high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. Up to 10% of the Fund’s total assets may be invested collectively in bonds rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

High Income Bond’s investment objective is to provide a high level of current income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”). The Fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the Fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries.

Inflation Protected Securities’, investment objective is to provide total return while providing protection against inflation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities and asset-backed securities. Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

Intermediate Government Bond’s investment objective is to provide current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government bonds. The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions.

Intermediate Term Bond’s investment objective is to provide current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, and corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments. To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions.

Short Term Bond’s investment objective is to provide current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment

140	Nuveen Investments

purposes) in bonds, such as residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and municipal securities. Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries.

For the period July 1, 2011 through May 14, 2012, Strategic Income’s investment objective was to provide a high level of current income consistent with prudent risk to capital. While the Fund may realize some capital appreciation, the Fund would primarily seek to achieve total return through preserving capital and generating income. Under normal market conditions, the Fund invested primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and debt obligations of foreign governments. Up to 30% of the Fund’s total assets may have been invested collectively in debt securities, provided that the Fund would not invest more than 20% of its total assets in any single category such as securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”), non-dollar denominated debt obligations of foreign corporations and governments and debt obligations issued by governmental and corporate issuers that are located in emerging market countries. To generate additional income, the Fund may have invested up to 25% of its total assets in dollar roll transactions.

Effective May 15, 2012, Strategic Income’s investment objective is to provide total return. Under normal market conditions, the Fund continues to invest at least 80% of its net assets in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest up to 30% of its total assets in non-dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. (The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.) The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the Fund’s total assets. To generate additional income, the Fund may continue to invest up to 25% of its total assets in dollar roll transactions.

The Funds may invest in derivative financial instruments in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Funds’ portfolios or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The Funds that may invest in non-dollar denominated securities may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent they do not do so through direct investments.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

On September 22, 2011, Short Term Bond began offering Class R3 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in the investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified Level 1.

Nuveen Investments	141

Notes to Financial Statements (continued)

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/ delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund’s portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, Core Plus Bond, High Income Bond, Intermediate Government Bond, Intermediate Term Bond, Short-Term Bond and Strategic Income had outstanding when issued/delayed delivery purchase commitments of $16,631,384, $7,117,855, $1,051,695, $84,580,009, $35,959,928 and $36,407,421, respectively. Inflation Protected Securities had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

142	Nuveen Investments

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carry forwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at net asset value without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Core Plus Bond, High Income Bond and Strategic Income will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares of the Funds are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

A dollar roll (“dollar rolls”) is a transaction in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in a Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls, which is recognized as a component of “Interest income” on the Statement of Operations. Dollar rolls are valued daily.

Core Plus Bond and Strategic Income entered into dollar roll transactions during the fiscal year ended June 30, 2012.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund with the exception of Intermediate Government Bond is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options

Nuveen Investments	143

Notes to Financial Statements (continued)

purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund that invests in non-dollar denominated securities is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the fiscal period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency exchange contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended June 30, 2012, Inflation Protected Securities, Short Term Bond and Strategic Income invested in forward foreign currency exchange contracts to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s portfolio, the Fund would acquire a short foreign currency forward.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended June 30, 2012, was as follows:

	Inflation Protected Securities	Short Term Bond	Strategic Income
Average number of forward foreign currency exchange contracts outstanding*	2	2	14
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

144	Nuveen Investments

During the fiscal year ended June 30, 2012, each of the Funds invested in interest rate futures contracts. The Funds used long and short U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to increase the duration of the Fund’s portfolio, a long Treasury bond or Treasury note futures position would be acquired. Inflation Protected Securities and Strategic Income Fund also invested in foreign currency futures contracts to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund’s portfolio, a short foreign currency future would be acquired.

The average number of futures contracts outstanding during the fiscal year ended June 30, 2012, was as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Average number of futures contracts outstanding*	1,541	22	131

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Average number of futures contracts outstanding*	193	836	783	726
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund, with the exception of Intermediate Government Bond, is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2012, Strategic Income purchased options on U.S. Treasury notes/bonds futures as part of an overall portfolio interest rate strategy; hedging the portfolio against adverse interest rate movements while limiting downside exposure to the portfolio.

The average number of purchased options contracts outstanding during the fiscal year ended June 30, 2012, was as follows:

Strategic Income
Average number of purchased options contracts outstanding*	82
*	The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

During the fiscal year ended June 30, 2012, Strategic Income wrote call and put options to express views on volatility, writing out-of-the-money calls and puts when implied volatility was high.

Nuveen Investments	145

Notes to Financial Statements (continued)

The average number of written options contracts outstanding during the fiscal year ended June 30, 2012, was as follows:

Strategic Income
Average number of options written contracts outstanding*	182	**
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Includes both calls and puts.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and/or received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended June 30, 2012, Core Plus Bond, Inflation Protected Securities, Intermediate Term Bond, Short Term Bond and Strategic Income invested in interest rate swap contracts to hedge against changes in interest rate spreads by taking a short interest rate swap position. The average number of interest rate swap contracts outstanding during the fiscal year ended June 30, 2012, was as follows:

	Core Plus Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Strategic Income
Average number of interest rate swap contracts outstanding*	4	4	4	4	3
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon

146	Nuveen Investments

occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended June 30, 2012, Core Plus Bond, Inflation Protected Securities, Intermediate Term Bond, Short Term Bond and Strategic Income invested in credit default swap contacts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. To increase a Fund’s credit exposure to the investment grade or high yield segment of the market, a long CDX Investment Grade Index swap or long CDX High Yield Index swap, respectively, would be acquired.

The average number of credit default swap contracts outstanding during the fiscal year ended June 30, 2012, was as follows:

	Core Plus Bond		Inflation Protected Securities	Intermediate Term Bond		Short Term Bond	Strategic Income
Average number of credit default swap contracts outstanding*	—	**	1	—	**	1	2
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.
**	Rounds to less than 1.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Nuveen Investments	147

Notes to Financial Statements (continued)

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid by each Fund during the fiscal year ended June 30, 2012, were as follows:

		Core Plus Bond	High Income Bond	Inflation Protected Securities
Securities lending fees paid		$34,318	$104,926	$19,703

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Securities lending fees paid	$3,366	$26,665	$29,612	$26,471

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

148	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Plus Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$10,552,401	$—	$—	$10,552,401
Corporate Bonds	—	332,545,534	—	332,545,534
Capital Preferred Securities	—	23,949,068	—	23,949,068
Municipal Bonds	—	6,423,882	—	6,423,882
U.S. Government and Agency Obligations	—	51,793,623	—	51,793,623
Asset-Backed and Mortgage-Backed Securities	—	375,948,488	—	375,948,488
Investments Purchased with Collateral from Securities Lending	112,762,340	—	—	112,762,340
Short-Term Investments:
Money-Market Funds	18,425,992	—	—	18,425,992
U.S. Government and Agency Obligations	—	3,752,266	—	3,752,266
Derivatives:
Interest Rate Swaps**	—	(2,423,505)	—	(2,423,505)
Futures Contracts**	(561,146)	—	—	(561,146)
Total	$141,179,587	$791,989,356	$—	$933,168,943

High Income Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$10,807,169	$—	$242,772	$11,049,941
Exchange-Traded Funds	8,590,622	—	—	8,590,622
Convertible Preferred Securities	457,694	—	—	457,694
$25 Par (or similar) Preferred Securities	29,779,803	5,874,955	—	35,654,758
Corporate Bonds	—	497,761,579	0	497,761,579
Convertible Bonds	—	5,692,823	—	5,692,823
Capital Preferred Securities	—	20,192,831	—	20,192,831
U.S. Government and Agency Obligations	—	1,177,523	—	1,177,523
Asset-Backed and Mortgage-Backed Securities	—	3,665	—	3,665
Investment Companies	5,201,405	—	—	5,201,405
Sovereign Debt	—	5,318,380	—	5,318,380
Warrants	973	10,000	—	10,973
Investments Purchased with Collateral from Securities Lending	157,452,505	—	—	157,452,505
Short-Term Investments:
Money-Market Funds	16,460,636	—	—	16,460,636
U.S. Government and Agency Obligations	—	109,997	—	109,997
Derivatives:
Futures Contracts**	12,132	—	—	12,132
Total	$228,762,939	$536,141,753	$242,772	$765,147,464

Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Preferred Securities	$221,080	$—	$—	$221,080
Corporate Bonds	—	6,313,952	—	6,313,952
Municipal Bonds	—	1,259,148	—	1,259,148
U.S. Government and Agency Obligations	—	317,395,453	—	317,395,453
Asset-Backed and Mortgage-Backed Securities	—	7,394,519	—	7,394,519
Sovereign Debt	—	1,137,611	—	1,137,611
Investment Companies	270,465	—	—	270,465
Investments Purchased with Collateral from Securities Lending	22,654,387	—	—	22,654,387
Short-Term Investments:
Money-Market Funds	16,516,880	—	—	16,516,880
U.S. Government and Agency Obligations	—	739,677	—	739,677
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(110,837)	—	(110,837)
Interest Rate Swaps**	—	(348,311)	—	(348,311)
Futures Contracts**	(6,327)	—	—	(6,327)
Total	$39,656,485	$333,781,212	$—	$373,437,697
*	Refer to the Fund’s Portfolio of Investments for industry classifications, a breakdown of securities classified as Level 3 and a breakdown of $25 Par (or similar) Preferred Securities and warrants classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	149

Notes to Financial Statements (continued)

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$933,328	$—	$933,328
U.S. Government and Agency Obligations	—	36,172,431	—	36,172,431
Asset-Backed and Mortgage-Backed Securities	—	47,255,355	—	47,255,355
Investments Purchased with Collateral from Securities Lending	9,126,144	—	—	9,126,144
Short-Term Investments:
Money-Market Funds	1,289,203	—	—	1,289,203
U.S. Government and Agency Obligations	—	274,993	—	274,993
Derivatives:
Futures Contracts**	11,781	—	—	11,781
Total	$10,427,128	$84,636,107	$—	$95,063,235

Intermediate Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$220,243,727	$—	$220,243,727
Capital Preferred Securities	—	5,860,228	—	5,860,228
Municipal Bonds	—	6,797,923	—	6,797,923
U.S. Government and Agency Obligations	—	86,346,051	—	86,346,051
Asset-Backed and Mortgage-Backed Securities	—	317,134,050	—	317,134,050
Sovereign Debt	—	1,629,250	—	1,629,250
Investments Purchased with Collateral from Securities Lending	74,365,907	—	—	74,365,907
Short-Term Investments:
Money-Market Funds	62,484,880	—	—	62,484,880
U.S. Government and Agency Obligations	—	2,433,096	—	2,433,096
Derivatives:
Interest Rate Swaps**	—	(1,530,864)	—	(1,530,864)
Futures Contracts**	(37,154)	—	—	(37,154)
Total	$136,813,633	$638,913,461	$—	$775,727,094

Short Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$413,715,646	$—	$413,715,646
Municipal Bonds	—	32,708,378	—	32,708,378
U.S. Government and Agency Obligations	—	29,610,280	—	29,610,280
Asset-Backed and Mortgage-Backed Securities	—	384,599,882	—	384,599,882
Sovereign Debt	—	12,119,061	—	12,119,061
Structured Notes	—	1,737,295	—	1,737,295
Investments Purchased with Collateral from Securities Lending	85,229,787	—	—	85,229,787
Short-Term Investments:
Money-Market Funds	78,112,244	—	—	78,112,244
U.S. Government and Agency Obligations	—	2,838,182	—	2,838,182
Derivatives:
Interest Rate Swaps**	—	(1,098,152)	—	(1,098,152)
Futures Contracts**	(167,005)	—	—	(167,005)
Total	$163,175,026	$876,230,572	$—	$1,039,405,598
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

150	Nuveen Investments

Strategic Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	$5,993
$25 Par (or similar) Preferred Securities	12,054,413	3,664,316	—	15,718,729
Corporate Bonds	—	389,690,124	—	389,690,124
Convertible Bonds	—	3,203,546	—	3,203,546
Capital Preferred Securities	—	21,997,914	—	21,997,914
Municipal Bonds	—	4,278,873	—	4,278,873
Asset-Backed and Mortgage-Backed Securities	—	154,928,995	—	154,928,995
Investment Companies	1,260,640	—	—	1,260,640
Sovereign Debt	—	16,192,240	—	16,192,240
Structured Notes	—	645,281	—	645,281
Investments Purchased with Collateral from Securities Lending	71,979,473	—	—	71,979,473
Short-Term Investments:
Money-Market Funds	16,619,491	—	—	16,619,491
U.S. Government and Agency Obligations	—	2,878,408	—	2,878,408
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	970,138	—	970,138
Credit Default Swaps**	—	405,979	—	405,979
Interest Rate Swaps**	—	(1,899,851)	—	(1,899,851)
Futures Contracts**	(311,297)	—	—	(311,297)
Total	$101,602,720	$596,955,963	$5,993	$698,564,676
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of securities classified as Level 3 and a breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

Nuveen Investments	151

Notes to Financial Statements (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Core Plus Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$223,316	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$(784,462)
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(2,423,505)
Total			$223,316		$(3,207,967)

High Income Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$12,132	—	$ —
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

Inflation Protected Securities
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	—	$ —	Unrealized depreciation on forward foreign currency exchange contracts	$(110,837)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	4,021	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	(10,348)
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(348,311)
Total			$4,021		$(469,496)

Intermediate Government Bond
		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$20,193	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$(8,412)

Intermediate Term Bond
		Location on the Statements of Assets and Liabilities

Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$65,813	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$ (102,967)
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(1,530,864)
Total			$65,813		$(1,633,831)

152	Nuveen Investments

Short Term Bond
		Location on the Statements of Assets and Liabilities

Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$3,854	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$ (170,859)
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(1,098,152)
Total			$3,854		$(1,269,011)

Strategic Income
		Location on the Statements of Assets Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,473,882	Unrealized deppreciation on forward foreign currency exchange contracts	$ (503,744)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	49,239	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(360,536)
Credit	Swaps	Unrealized appreciation on credit default swaps**	405,979	—	—
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps**	(1,899,851)
Total			$1,929,100		$(2,764,131)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Short Term Bond	Strategic Income
Risk Exposure
Foreign Currency Exchange Rate	$167,168	$(149,386)	$(102,811)

Net Realized Gain (Loss) from Futures Contracts	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$(7,955,883)	$(67,967)	$87,346	$685,111	$(1,294,926)	$(7,223,699)	$(7,783,002)
Foreign Currency Exchange Rate	—	—	(26,717)	—	—	—	63,713
Total	$(7,955,883)	$(67,967)	$60,629	$685,111	$(1,294,926)	$(7,223,699)	$(7,719,289)

Net Realized Gain (Loss) from Options Purchased	Strategic Income
Risk Exposure
Interest Rate	$(1,715,583)

Net Realized Gain (Loss) from Options Written	Strategic Income
Risk Exposure
Interest Rate	$(321,084)

Nuveen Investments	153

Notes to Financial Statements (continued)

Net Realized Gain (Loss) from Swaps	Core Plus Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$(1,507,818)	$(161,760)	$(859,380)	$(647,753)	$(1,482,779)
Credit	(218,137)	33,817	91,412	(1,540,251)	599,067
Total	$(1,725,955)	$(127,943)	$(767,968)	$(2,188,004)	$(883,712)

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Inflation Protected Securities	Short Term Bond	Strategic Income
Risk Exposure
Foreign Currency Exchange Rate	$(110,837)	$92,822	$956,394

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$(1,449,836)	$12,132	$(76,210)	$22,105	$(132,059)	$458,809	$(464,930)
Foreign Currency Exchange Rate	—	—	(6,483)	—	—	—	(44,833)
Total	$(1,449,836)	$12,132	$(82,693)	$22,105	$(132,059)	$458,809	$(509,763)

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Strategic Income
Risk Exposure
Interest Rate	$(113,961)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Core Plus Bond	Inflation Protected Securities	Intermediate Term Bond	Short Term Bond	Strategic Income
Risk Exposure
Interest Rate	$52,980	$(44,170)	$(72,804)	$(60,869)	$(713,379)
Credit	—	—	—	(453,310)	222,300
Total	$52,980	$(44,170)	$(72,804)	$(514,179)	$(491,079)

4. Fund Shares

Transactions in Fund shares were as follows:

	Core Plus Bond
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	500,717	$5,733,104	739,911	$8,441,382
Class B	12,619	144,475	17,982	203,380
Class C	140,378	1,609,370	86,233	978,077
Class R3	16,239	188,517	27,321	313,512
Class I	9,137,840	104,565,033	12,988,525	148,055,413
Shares issued to shareholders due to reinvestment of distributions:
Class A	220,659	2,545,073	225,186	2,576,357
Class B	3,444	39,316	6,385	72,353
Class C	8,389	96,377	7,578	86,359
Class R3	1,029	11,916	1,436	16,511
Class I	820,154	9,450,344	1,180,846	13,504,298
	10,861,468	124,383,525	15,281,403	174,247,642
Shares redeemed:
Class A	(1,083,218)	(12,424,968)	(1,775,546)	(20,295,173)
Class B	(86,925)	(993,749)	(189,658)	(2,141,012)
Class C	(77,268)	(886,862)	(107,908)	(1,228,683)
Class R3	(23,546)	(273,326)	(29,374)	(338,082)
Class I	(29,122,019)	(335,260,689)	(38,436,240)	(438,887,826)
	(30,392,976)	(349,839,594)	(40,538,726)	(462,890,776)
Net increase (decrease)	(19,531,508)	$(225,456,069)	(25,257,323)	$(288,643,134)

154	Nuveen Investments

	High Income Bond
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization(1)
Class A	4,133,109	$35,167,855	—	$—
Class B	163,999	1,387,561	—	—
Class C	4,108,173	34,868,833	—	—
Class R3	19,055	165,597	—	—
Class I	3,904,626	33,281,132	—	—
Shares sold:
Class A	8,376,950	71,391,195	1,650,992	14,838,874
Class B	5,088	43,660	19,049	169,668
Class C	999,418	8,595,927	389,589	3,433,409
Class R3	135,756	1,217,248	13,462	120,809
Class I	17,159,651	147,739,851	23,259,633	207,460,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	523,508	4,489,426	176,972	1,585,996
Class B	12,326	104,932	8,949	79,362
Class C	207,228	1,772,807	34,726	309,592
Class R3	1,363	11,950	1,322	12,042
Class I	704,977	6,048,169	418,652	3,767,847
	40,455,227	346,286,143	25,973,346	231,777,713
Shares redeemed:
Class A	(5,802,411)	(49,818,043)	(1,968,596)	(17,662,560)
Class B	(110,048)	(938,652)	(82,748)	(738,327)
Class C	(755,495)	(6,448,153)	(182,453)	(1,639,458)
Class R3	(119,848)	(1,075,705)	(21,956)	(199,270)
Class I	(18,907,106)	(161,530,004)	(15,012,748)	(135,161,862)
	(25,694,908)	(219,810,557)	(17,268,501)	(155,401,477)
Net increase (decrease)	14,760,319	$126,475,586	8,704,845	$76,376,236

	Inflation Protected Securities
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,148,919	$13,357,415	767,899	$8,151,301
Class C	308,270	3,567,603	361,379	3,784,383
Class R3	11,772	134,949	11,683	120,988
Class I	11,421,540	131,854,663	13,307,322	141,165,603
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,652	389,254	9,307	98,001
Class C	11,715	134,408	3,791	39,158
Class R3	273	3,148	787	8,126
Class I	90,217	1,044,605	32,413	342,097
	13,026,358	150,486,045	14,494,581	153,709,657
Shares redeemed:
Class A	(648,265)	(7,460,886)	(437,134)	(4,664,545)
Class C	(234,350)	(2,658,785)	(274,364)	(2,898,304)
Class R3	(359)	(4,024)	(138,661)	(1,499,576)
Class I	(7,586,477)	(87,945,231)	(5,230,534)	(55,702,040)
	(8,469,451)	(98,068,926)	(6,080,693)	(64,764,465)
Net increase (decrease)	4,556,907	$52,417,119	8,413,888	$88,945,192
(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Nuveen Investments	155

Notes to Financial Statements (continued)

	Intermediate Government Bond
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	178,128	$1,591,327	173,561	$1,525,111
Class C	38,907	351,437	12,516	110,627
Class R3	18,053	162,281	19,974	176,060
Class I	1,166,929	10,484,839	3,520,661	31,232,348
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,174	244,409	36,212	319,580
Class C	1,554	13,986	1,965	17,345
Class R3	906	8,138	1,094	9,648
Class I	65,224	586,776	120,943	1,069,967
	1,496,875	13,443,193	3,886,926	34,460,686
Shares redeemed:
Class A	(387,337)	(3,470,787)	(783,079)	(6,899,469)
Class C	(41,502)	(372,466)	(75,320)	(662,950)
Class R3	(48,768)	(439,122)	(41,853)	(367,926)
Class I	(4,661,587)	(41,906,408)	(9,789,951)	(86,411,851)
	(5,139,194)	(46,188,783)	(10,690,203)	(94,342,196)
Net increase (decrease)	(3,642,319)	$(32,745,590)	(6,803,277)	$(59,881,510)

	Intermediate Term Bond
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	247,851	$2,354,945	235,816	$2,473,051
Class C	124,652	1,314,107	110,331	1,158,886
Class I	15,553,631	163,251,078	14,005,870	146,339,922
Shares issued to shareholders due to reinvestment of distributions:
Class A	52,085	550,277	60,797	637,739
Class C	713	7,546	12	124
Class I	521,026	5,491,331	542,928	5,673,065
	16,499,958	172,969,284	14,955,754	156,282,787
Shares redeemed:
Class A	(455,381)	(4,540,092)	(697,452)	(7,294,394)
Class C	(88,127)	(933,248)	—	—
Class I	(20,647,842)	(217,189,544)	(22,971,286)	(239,504,629)
	(21,191,350)	(222,662,884)	(23,668,738)	(246,799,023)
Net increase (decrease)	(4,691,392)	$(49,693,600)	(8,712,984)	$(90,516,236)

156	Nuveen Investments

	Short Term Bond
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization(1)
Class A	6,085,212	$59,925,259	—	$—
Class C	4,652,150	45,914,917	—	—
Class R3	50,150	494,189	—	—
Class I	4,827,535	47,552,148	—	—
Shares sold:
Class A	1,287,324	12,810,199	1,655,986	16,621,982
Class C	576,630	5,703,964	372,306	3,743,761
Class R3	14,757	146,434	—	—
Class I	36,919,806	367,316,769	50,235,884	504,500,225
Shares issued to shareholders due to reinvestment of distributions:
Class A	213,454	2,119,111	146,493	1,472,256
Class C	42,037	418,429	4,431	44,644
Class I	362,732	3,601,315	337,451	3,393,367
	55,031,787	546,002,734	52,752,551	529,776,235
Shares redeemed:
Class A	(4,287,115)	(42,534,725)	(2,540,178)	(25,519,931)
Class C	(1,530,200)	(15,164,498)	(181,937)	(1,831,766)
Class R3	(20,128)	(198,825)	—	—
Class I	(42,737,411)	(423,585,074)	(39,873,032)	(400,639,021)
	(48,574,854)	(481,483,122)	(42,595,147)	(427,990,718)
Net increase (decrease)	6,456,933	$64,519,612	10,157,404	$101,785,517

	Strategic Income
	Year Ended 6/30/12		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization(1)
Class A	2,657,808	$28,166,954	—	$—
Class B	147,656	1,556,581	—	—
Class C	2,026,122	21,334,881	—	—
Class R3	7,780	82,781	—	—
Class I	2,831,674	29,987,500	—	—
Shares sold:
Class A	1,254,225	13,398,501	1,109,596	11,696,584
Class B	18,508	197,468	10,094	106,218
Class C	644,248	6,757,921	254,294	2,677,654
Class R3	106,784	1,136,998	74,411	795,061
Class I	9,257,272	98,728,791	11,952,101	126,639,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	122,265	1,308,933	81,898	871,022
Class B	4,902	52,181	3,730	39,447
Class C	47,736	508,435	15,785	166,894
Class R3	4,511	48,454	3,372	36,067
Class I	598,788	6,388,338	694,381	7,382,267
	19,730,279	209,654,717	14,199,662	150,410,318
Shares redeemed:
Class A	(1,494,989)	(16,025,373)	(1,597,754)	(17,009,324)
Class B	(76,386)	(811,517)	(47,459)	(502,827)
Class C	(589,951)	(6,176,624)	(171,781)	(1,812,198)
Class R3	(38,862)	(402,358)	(41,363)	(443,188)
Class I	(20,718,369)	(220,597,281)	(19,091,253)	(202,625,375)
	(22,918,557)	(244,013,153)	(20,949,610)	(222,392,912)
Net increase (decrease)	(3,188,278)	$(34,358,436)	(6,749,948)	$(71,982,594)
(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Nuveen Investments	157

Notes to Financial Statements (continued)

Class B Shares converted to Class A Shares (recognized as a component of as Class A Shares sold and Class B Shares redeemed) during the fiscal years ended June 30, 2012 and June 30, 2011, as follows:

Fund	Year Ended 6/30/12	Year Ended 6/30/11
Core Plus Bond	99,454	134,013
High Income Bond	83,412	65,846
Strategic Income	52,641	35,392

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions, where applicable) during the fiscal year ended June 30, 2012, were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Purchases:
Investment securities	$246,915,847	$680,155,868	$7,395,109
U.S. Government and agency obligations	653,334,406	10,106	170,901,080
Sales and maturities:
Investment securities	375,211,405	658,770,575	25,126,343
U.S. Government and agency obligations	840,386,125	62,479	121,465,493

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Purchases:
Investment securities	$6,260,408	$195,273,805	$382,280,960	$342,526,294
U.S. Government and agency obligations	67,500,556	288,253,731	51,394,375	955,045,739
Sales and maturities:
Investment securities	7,678,432	331,631,047	454,240,549	343,423,193
U.S. Government and agency obligations	90,838,117	177,327,605	61,570,779	1,069,116,128

Transactions in options written for Strategic Income during the fiscal year ended June 30, 2012, were as follows:

	Strategic Income
	Number of Contracts	Premiums Received
Outstanding, beginning of period	911	$410,821
Options written	—	—
Options terminated in closing purchase transactions	(650)	(316,172)
Options expired	(261)	(94,649)
Outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Cost of investments	$897,348,355	$771,574,926	$346,131,819
Gross unrealized:
Appreciation	53,068,635	15,661,341	28,759,183
Depreciation	(14,263,396)	(22,100,935)	(987,830)
Net unrealized appreciation (depreciation) of investments	$38,805,239	$(6,439,594)	$27,771,353

158	Nuveen Investments

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Cost of investments	$92,210,245	$756,460,987	$1,032,158,111	$677,893,925
Gross unrealized:
Appreciation	3,434,194	22,838,014	14,410,969	36,933,834
Depreciation	(592,985)	(2,003,889)	(5,898,325)	(15,428,052)
Net unrealized appreciation (depreciation) of investments	$2,841,209	$20,834,125	$8,512,644	$21,505,782

Permanent differences, primarily due to tax equalization, treatment of notional principal contracts, paydown adjustments, nondeductible reorganization expenses, expiration of capital loss carryforwards, distribution reclasses, Real Estate Investment Trust (REIT) adjustments and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at June 30, 2012, the Funds’ tax year end, as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Capital paid-in	$(9)	$1,846,382	$(9)	$(831,018)
Undistributed (Over-distribution of) net investment income	(674,817)	(22,223)	472,865	113,877
Accumulated net realized gain (loss)	674,826	(1,824,159)	(472,856)	717,141

	Intermediate Term Bond	Short Term Bond	Strategic Income
Capital paid-in	$(9)	$2,339,726	$2,034,058
Undistributed (Over-distribution of) net investment income	(571,958)	140,314	2,390,312
Accumulated net realized gain (loss)	571,967	(2,480,040)	(4,424,370)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2012, the Funds’ tax year end, were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Undistributed net ordinary income*	$2,363,793	$4,277,910	$2,126,549	$166,383
Undistributed net long-term capital gains	—	—	—	—

	Intermediate Term Bond	Short Term Bond	Strategic Income
Undistributed net ordinary income*	$—	$1,697,472	$11,092,460
Undistributed net long-term capital gains	14,617,394	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2012 through June 30, 2012 and paid on July 2, 2012. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2012 and June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$36,167,948	$43,906,949	$10,896,873	$2,413,551
Distributions from net long-term capital gains**	—	1,916,654	—	—

2012	Intermediate Term Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income*	$19,971,210	$20,732,280	$27,006,884
Distributions from net long-term capital gains**	1,045,132	—	—

2011	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond
Distributions from net ordinary income*	$45,495,506	$35,278,315	$3,515,936	$3,252,733
Distributions from net long-term capital gains	—	—	—	—

2011	Intermediate Term Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income*	$24,424,866	$17,805,924	$28,966,679
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2012.

Nuveen Investments	159

Notes to Financial Statements (continued)

At June 30, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond*	Short Term Bond	Strategic Income
Expiration:
June 30, 2013	$—	$—	$—	$54,933	$—
June 30, 2014	—	—	1,385,257	7,386,527	—
June 30, 2015	—	—	2,446,535	7,432,482	—
June 30, 2016	—	—	164,695	48,855	—
June 30, 2017	—	—	3,538,398	1,188,199	20,481,259
June 30, 2018	558,658	2,034,554	—	4,103,631	37,557,087
Total	$558,658	$2,034,554	$7,534,885	$20,214,627	$58,038,346

*	A portion of Intermediate Governments Bond’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ tax year ended June 30, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond
Utilized capital loss carryforwards	$7,891,170	$8,015,525	$2,091,369	$1,696,796

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	High Income Bond	Short Term Bond	Strategic Income
Post-enactment losses:
Short-term	$7,979,498	$6,054,023	$1,170,056
Long-term	372,407	—	235,891

The Funds have elected to defer losses incurred from November 1, 2011 through June 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	High Income Bond	Short Term Bond
Post-October capital losses	$6,606,723	$606,405
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

160	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets	Core Plus Bond Fund-Level Fee Rate**	High Income Bond Fund-Level Fee Rate*	Inflation Protected Securities Fund-Level Fee Rate**	Intermediate Government Bond Fund-Level Fee Rate**	Intermediate Term Bond Fund-Level Fee Rate**	Short Term Bond Fund-Level Fee Rate*	Strategic Income Fund-Level Fee Rate*
For the first $125 million	.4500%	.6000%	.4500%	.4500%	.4500%	.3000%	.4500%
For the next $125 million	.4375	.5875	.4375	.4375	.4375	.2875	.4375
For the next $250 million	.4250	.5750	.4250	.4250	.4250	.2750	.4250
For the next $500 million	.4125	.5625	.4125	.4125	.4125	.2625	.4125
For the next $1 billion	.4000	.5500	.4000	.4000	.4000	.2500	.4000
For net assets over $2 billion	.3750	.5250	.3750	.3750	.3750	.2250	.3750

*	Effective for the period July 1, 2011 through October 30, 2011.
**	Effective for the period July 1, 2011 through May 14, 2012.

Effective October 31, 2011, the annual fund-level for the following Funds, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets	High Income Bond Fund-Level Fee Rate***	Short Term Bond Fund-Level Fee Rate***	Strategic Income Fund-Level Fee Rate***
For the first $125 million	.5000%	.2800%	.3600%
For the next $125 million	.4875	.2675	.3475
For the next $250 million	.4750	.2550	.3350
For the next $500 million	.4625	.2425	.3225
For the next $1 billion	.4500	.2300	.3100
For net assets over $2 billion	.4250	.2050	.2850

***	Effective for the period October 31, 2011 through May 14, 2012.

Effective May 15, 2012, the annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Core Plus Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Inflation Protected Securities Fund-Level Fee Rate	Intermediate Government Bond Fund-Level Fee Rate	Intermediate Term Bond Fund-Level Fee Rate	Short Term Bond Fund-Level Fee Rate	Strategic Income Fund-Level Fee Rate
For the first $125 million	.2800%	.4000%	.2500%	.2700%	.2700%	.2200%	.3600%
For the next $125 million	.2675	.3875	.2375	.2575	.2575	.2075	.3475
For the next $250 million	.2550	.3750	.2250	.2450	.2450	.1950	.3350
For the next $500 million	.2425	.3625	.2125	.2325	.2325	.1825	.3225
For the next $1 billion	.2300	.3500	.2000	.2200	.2200	.1700	.3100
For net assets over $2 billion	.2050	.3250	.1750	.1950	.1950	.1450	.2850

Nuveen Investments	161

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2012, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Plus Bond	.1998%
High Income Bond	.1925
Inflation Protected Securities	.1870
Intermediate Government Bond	.1998
Intermediate Term Bond	.1998
Short Term Bond	.1947
Strategic Income	.1991

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

During the period July 1, 2011 through October 30, 2011, the Adviser contractually agreed to waive fees and/or reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, did not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Class A(1)	.95%	1.10%	.85%	.75%	.85%	.75%	.89%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.75
Class C	1.70	1.85	1.60	1.60	1.70	1.60	1.75
Class R3(2)	1.20	1.35	1.10	1.10	N/A	1.10	1.25
Class I	.70	.85	.60	.60	.70	.60	.75

N/A	– Not applicable.
(1)

–  The Funds’ distributor, Nuveen Securities, LLC, contractually agreed to limit Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

(2)	– Class R3 Shares of Short Term Bond commenced operations on September 23, 2011.

162	Nuveen Investments

During the period November 1, 2011 through May 14, 2012, the Adviser contractually agreed to waive fees and/or reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any Class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Class A(1)	.95%	1.10%	.85%	.85%	.95%	.85%	.84%
Class B	1.70	1.85	N/A	N/A	N/A	N/A	1.59
Class C	1.70	1.85	1.60	1.60	1.70	1.60	1.59
Class R3	1.20	1.35	1.10	1.10	N/A	1.10	1.09
Class I	.70	.85	.60	.60	.70	.60	.59

N/A	– Not applicable.
(1)

–  The Funds’ distributor, Nuveen Securities, LLC, contractually agreed to limit Class A Share 12b-1 fees to 0.15% of average daily net assets through March 31, 2012, for Intermediate Government Bond, Intermediate Term Bond and Short Term Bond.

Effective May 15, 2012, the Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of the following Funds so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any Class of Fund shares in the amounts and for the time periods stated in the following table:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Class A	.77%	.99%	.85%	.85%	.78%	.72%	.84%
Class B	1.52	1.74	N/A	N/A	N/A	N/A	1.59
Class C	1.52	1.74	1.60	1.60	1.53	1.47	1.59
Class R3	1.02	1.24	1.10	1.10	N/A	.97	1.09
Class I	.52	.74	.60	.60	.53	.47	.59
Expiration Date	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013	October 31, 2013

N/A	– Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntarily reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2012, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Sales charges collected (Unaudited)	$38,698	$298,375	$123,555
Paid to financial intermediaries (Unaudited)	34,186	266,158	109,051

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Sales charges collected (Unaudited)	$14,605	$16,772	$31,105	$149,963
Paid to financial intermediaries (Unaudited)	11,801	13,384	26,432	133,500

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
Commission advances (Unaudited)	$6,803	$92,925	$36,877

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
Commission advances (Unaudited)	$3,288	$8,770	$29,805	$64,597

Nuveen Investments	163

Notes to Financial Statements (continued)

All 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the fiscal year ended June 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
12b-1 fees retained (Unaudited)	$18,925	$60,945	$27,573

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
12b-1 fees retained (Unaudited)	$1,195	$5,912	$76,966	$74,301

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2012, as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities
CDSC retained (Unaudited)	$1,619	$10,949	$3,858

	Intermediate Government Bond	Intermediate Term Bond	Short Term Bond	Strategic Income
CDSC retained (Unaudited)	$2	$3,076	$13,840	$6,022

8. Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen High Yield Bond Fund (“High Yield Bond”) into High Income Bond;

•	Nuveen Short Duration Bond Fund (“Short Duration Bond”) into Short Term Bond; and

•	Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”) into Strategic Income.

High Yield Bond, Short Duration Bond and Multi-Strategy Core Bond are collectively the “Acquired Funds.” High Income Bond, Short Term Bond and Strategic Income are collectively the “Acquiring Funds.”

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Trustees determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders would not be diluted as a result of the Reorganizations. A special meeting of the Acquired Funds’ shareholders was held on October 28, 2011, for the purpose of voting on the Reorganizations, at which time, each of the Reorganizations was approved. The Reorganizations were consummated at the close of business on November 4, 2011, for Multi-Strategy Core Bond and High Yield Bond and on November 18, 2011, for Short Duration Bond.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders become shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	High Yield Bond	Short Duration Bond	Multi-Strategy Core Bond
Cost of investments	$108,028,051	$153,827,932	$99,647,095
Fair value of investments	103,263,381	152,771,723	101,725,300
Unrealized appreciation (depreciation) of investments	(4,764,670)	(1,098,793)	2,084,055

164	Nuveen Investments

For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Yield Bond
Class A	2,089,814	$35,167,855	$16.83
Class B	82,525	1,387,561	16.81
Class C	2,076,855	34,868,833	16.79
Class R3	9,844	165,597	16.82
Class I	1,979,661	33,281,132	16.81
Short Duration Bond
Class A	3,128,950	$59,925,259	$19.15
Class C	2,393,643	45,914,917	19.18
Class R3	25,826	494,189	19.14
Class I	2,488,562	47,552,148	19.11
Multi-Strategy Core Bond
Class A	1,404,357	$28,166,954	$20.06
Class B	77,141	1,556,581	20.18
Class C	1,061,199	21,334,881	20.10
Class R3	4,128	82,781	20.05
Class I	1,497,612	29,987,500	20.02

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Income Bond
Class A	6,020,899	$51,230,447	$8.51
Class B	119,926	1,014,664	8.46
Class C	1,126,860	9,564,452	8.49
Class R3	34,394	298,898	8.69
Class I	48,800,928	415,952,708	8.52
Short Term Bond
Class A	7,472,373	$73,585,597	$9.85
Class C	503,552	4,969,869	9.87
Class R3	2,575	25,370	9.85
Class I	64,885,839	639,136,264	9.85
Strategic Income
Class A	2,390,123	$25,330,066	$10.60
Class B	92,424	974,333	10.54
Class C	763,287	8,037,331	10.53
Class R3	109,533	1,165,480	10.64
Class I	55,458,511	587,303,762	10.59
Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
High Income Bond
Class A	10,154,009	$86,398,302	$8.51
Class B	283,925	2,402,225	8.46
Class C	5,235,033	44,433,285	8.49
Class R3	53,449	464,495	8.69
Class I	52,705,553	449,233,840	8.52
Short Term Bond
Class A	13,557,585	$133,510,856	$9.85
Class C	5,155,702	50,884,786	9.87
Class R3	52,725	519,559	9.85
Class I	69,713,374	686,688,412	9.85
Strategic Income
Class A	5,047,930	$53,497,020	$10.60
Class B	240,079	2,530,914	10.54
Class C	2,789,409	29,372,212	10.53
Class R3	117,313	1,248,261	10.64
Class I	58,290,186	617,291,262	10.59

Nuveen Investments	165

Notes to Financial Statements (continued)

Assuming the Reorganizations had been completed on July 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the Acquired Funds for the fiscal year ended June 30, 2012, are as follows:

	High Yield Bond	Short Duration Bond	Multi-Strategy Core Bond
Net investment income (loss)	$718,537	$598,060	$299,051
Net realized and unrealized gains (losses)	(6,647,683)	(1,337,736)	1,252,747
Change in net assets resulting from operations	(5,090,939)	(2,444,180)	47,660

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since November 4, 2011, for Multi-Strategy Core Bond and High Yield Bond and since November 18, 2011, for Short Duration Bond.

In connection with the reorganizations, each of the Acquiring Funds has accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued other expense” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

166	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	220
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	220
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	220
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	220
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220

Nuveen Investments	167

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	220
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

168	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	220
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	220
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	220
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

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Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

170	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Intermediate Term Bond Fund (the “Intermediate Term Bond Fund”) and the Nuveen Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. Further, they noted that the Nuveen High Income Bond Fund (the “High Income Bond Fund”), the Nuveen Short Term Bond Fund (the “Short Term Bond Fund”), the Nuveen Core Plus Bond Fund (the “Core Plus Bond

172	Nuveen Investments

Fund”) and the Nuveen Strategic Income Fund (the “Strategic Income Fund”) lagged their peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and/or five-year periods. In this regard, the Independent Board Members recognized that recent modifications had been made to the objective and certain investment guidelines of the Strategic Income Fund. Finally, with respect to the Nuveen Intermediate Government Bond Fund (the “Intermediate Government Bond Fund”) the Independent Board Members noted that such Fund had lagged its peers and/or benchmarks over various periods. With respect to the Nuveen funds that have shown periods of underperformance, the Board considered the factors affecting performance and was satisfied with the process followed in seeking to address any performance issues in light of the fund’s investment strategy.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the High Income Bond Fund and the Intermediate Term Bond Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average. In addition, the Independent Board Members noted that the Core Plus Bond Fund and the Strategic Income Fund each had higher net management fees than their peer average and a slightly higher net expense ratio compared to their peer average, although they recognized that the Strategic Income Fund was being repositioned into a more appropriate peer category. With respect to the Inflation Protected Securities Fund, the Intermediate Government Bond Fund and the Short Term Bond Fund, the Independent Board Members observed that such Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below or in line with their peer averages. Notwithstanding the foregoing, the Board recognized that the management fees and expense caps of the Inflation Protected Securities Fund, the Intermediate Government Bond Fund, the Intermediate Term Bond Fund and the Short Term Bond Fund were reduced effective May 15, 2012.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the

174	Nuveen Investments

Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

176	Nuveen Investments

Notes

Nuveen Investments	177

Glossary of Terms Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government/Credit Bond Index: An unmanaged index that measures the performance of U.S. dollar denominated U.S. Treasuries, government-rated and investment grade U.S. corporate fixed-rate, non-convertible securities having $250 million or more of outstanding face value and a remaining maturity of greater than or equal to 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPs Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: A measure of the price sensitivity of a security or fund to changes in prevailing interest rates. The longer the duration, the more price sensitivity to interest rate movements in either direction.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Treasury Inflation Protected Securities Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Treasury Inflation Protected Securities Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP*

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

* The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

Ernst & Young’s report on the Funds’ financial statements for the most recent fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the most recent fiscal year and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young,

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
High Income Bond	2.97%	3.45%

The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended June 30, 2012: Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund hereby designate approximately 99.78%, 94.22%, 100%, 100.00%, 100.00%, 98.13% and 96.70%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended June 30, 2012.

Funds’ Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	179

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FINC-0612D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Item 4. Principal Accountant Fees and Services.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last full fiscal year ending June 30, 2012 and the amount that Ernst & Young LLP, the Trust’s previous auditor, billed to the Trust during the Trust’s full fiscal year ending June 30, 2011. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP and Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended June 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Core Plus Bond Fund [5]	38,841	0	0	0
High Income Bond Fund [6]	17,335	0	1,500	1,667
Inflation Protected Securities Fund	35,617	0	0	0
Intermediate Government Bond Fund	35,235	0	0	0
Intermediate Term Bond Fund	37,792	0	0	0
Short Term Bond Fund [7]	38,557	0	0	1,667
Strategic Income Fund [8]	38,110	0	0	1,667

Total	$241,487	$0	$1,500	$5,001

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund changed names from Core Bond Fund to Core Plus Bond Fund on 05/14/2012.
[6]	The Fund acquired the High Yield Bond Fund on 11/04/2011.
[7]	The Fund acquired the Short Duration Bond Fund on 11/18/2011.
[8]	The Fund acquired Multi-Strategy Core Bond Fund on 11/04/2011 and changed names from Total Return Bond Fund to Strategic Income Fund on 05/14/2012.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Core Plus Bond Fund	0%	0%	0%	0%
High Income Bond Fund	0%	0%	0%	0%
Inflation Protected Securities Fund	0%	0%	0%	0%
Intermediate Government Bond Fund	0%	0%	0%	0%
Intermediate Term Bond Fund	0%	0%	0%	0%
Short Term Bond Fund	0%	0%	0%	0%
Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Core Plus Bond Fund	24,428	0	4,557	0
High Income Bond Fund	24,429	0	1,056	0
Inflation Protected Securities Fund	24,429	0	3,681	0
Intermediate Government Bond Fund	24,429	0	3,223	0
Intermediate Term Bond Fund	24,428	0	2,513	0
Short Term Bond Fund	24,428	0	4,265	0
Strategic Income Fund	24,429	0	5,134	0

Total	$171,000	$0	$24,429	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Funds were acquired on December 31, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Core Plus Bond Fund	0%	0%	0%	0%
High Income Bond Fund	0%	0%	0%	0%
Inflation Protected Securities Fund	0%	0%	0%	0%
Intermediate Government Bond Fund	0%	0%	0%	0%
Intermediate Term Bond Fund	0%	0%	0%	0%
Short Term Bond Fund	0%	0%	0%	0%
Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Core Plus Bond Fund [1]	0	0	0	0
High Income Bond Fund [2]	3,167	0	0	3,167
Inflation Protected Securities Fund	0	0	0	0
Intermediate Government Bond Fund	0	0	0	0
Intermediate Term Bond Fund	0	0	0	0
Short Term Bond Fund [3]	1,667	0	0	1,667
Strategic Income Fund [4]	1,667	0	0	1,667

Total	$6,501	$0	$0	$6,501

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund changed names from Core Bond Fund to Core Plus Bond Fund on 05/14/2012.
[2]	The Fund acquired the High Yield Bond Fund on 11/04/2011.
[3]	The Fund acquired the Short Duration Bond Fund on 11/18/2011.
[4]	The Fund acquired Multi-Strategy Core Bond Fund on 11/04/2011 and changed names from Total Return Bond Fund to Strategic Income Fund on 05/14/2012.

Fiscal Year Ended June 30, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Core Plus Bond Fund	4,557	0	0	4,557
High Income Bond Fund	1,056	0	0	1,056
Inflation Protected Securities Fund	3,681	0	0	3,681
Intermediate Government Bond Fund	3,223	0	0	3,223
Intermediate Term Bond Fund	2,513	0	0	2,513
Short Term Bond Fund	4,265	0	0	4,265
Strategic Income Fund	5,134	0	0	5,134

Total	$24,429	$0	$0	$24,429

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Funds were acquired on December 31, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012